                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM N-1 A

                                                                File No. 2-28871
                                                               File No. 811-1485

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.__________________                    [_]

     Post-Effective Amendment No.________71_______                    [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No._____71_____

                        DELAWARE GROUP EQUITY FUNDS III
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               (Exact Name of Registrant as Specified in Charter)

    2005 Market Street, Philadelphia, Pennsylvania            19103-7094
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      (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

       David P. O'Connor, 2005 Market Street, Philadelphia, PA 19103-7094
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                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                           October 28, 2005
                                                               -----------------

It is proposed that this filing will become effective:

_________   Immediately upon filing pursuant to paragraph (b)
____X____   on October 28, 2005 pursuant to paragraph (b)
_________   60 days after filing pursuant to paragraph (a) (1)
_________   on (date) pursuant to paragraph (a)(1)
_________   75 days after filing pursuant to paragraph (a) (2)
_________   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

_________   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 71 to Registration File No. 2-28871 includes the following:

1.   Facing Page
2.   Contents Page
3.   Part A - Prospectuses
4.   Part B - Statement of Additional Information
5.   Part C - Other Information
6.   Signatures
7.   Exhibits

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


GROWTH-EQUITY
















PROSPECTUS OCTOBER 28, 2005
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           DELAWARE AMERICAN SERVICES FUND
           CLASS A o CLASS B o CLASS C o CLASS R













           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
           APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
           UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

          .....................................................................
          FUND PROFILE                                               page 2
          Delaware American Services Fund                                 2
          .....................................................................
          HOW WE MANAGE THE FUND                                     page 5
          Our investment strategies                                       5
          The securities we typically invest in                           6
          The risks of investing in the Fund                              8
          Disclosure of portfolio holdings information                    9
          .....................................................................
          WHO MANAGES THE FUND                                      page 10
          Investment manager                                             10
          Portfolio managers                                             10
          Who's who?                                                     11
          .....................................................................
          ABOUT YOUR ACCOUNT                                        page 12
          Investing in the Fund                                          12
             Choosing a share class                                      12
             Dealer compensation                                         14
          How to reduce your sales charge                                15
          How to buy shares                                              16
          Fair valuation                                                 17
          Retirement plans                                               17
          How to redeem shares                                           18
          Account minimums                                               19
          Special services                                               20
          Exchanges                                                      20
          Frequent trading of Fund shares                                21
          Dividends, distributions and taxes                             23
          .....................................................................
          FINANCIAL HIGHLIGHTS                                      page 24
          .....................................................................
          GLOSSARY                                                  page 26

Profile: Delaware American Services Fund

WHAT IS THE FUND'S GOAL?

   Delaware American Services Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of the service sectors of the market.

WHO SHOULD NOT INVEST IN THE FUND

o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors who are unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies in limited market sectors.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. The Fund may from time to time focus more on any one of these sectors over the others and may invest in securities of companies in other service sectors. The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in each of these sectors. We evaluate a stock's characteristics as well as the individual company's management capabilities and financial strength. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in American services companies (the "80% policy") and may invest up to 20% of its net assets in foreign securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices.

Although the Fund will not invest more than 25% of its net assets in any one industry, the Fund may from time to time invest a significant portion of its assets in the financial services, business services or consumer services sectors. In instances when there is greater concentration in the financial services sector, the Fund may be particularly sensitive to changes in the general market and economic conditions that affect that sector. Financial services companies are subject to extensive government regulation which tends to limit the financial commitments that the companies can make and the interest rates and other fees they can charge. These limitations can have a significant effect on the profitability of a financial services company. Also, financial services companies may be hurt when interest rates rise sharply, although not all participants are affected equally. These stocks may also be vulnerable to rapidly rising inflation. Moreover, government deregulation of the industry may stall, which could limit the profit potential of industry participants. In instances where the Fund concentrates more heavily in the other two sectors, the Fund may be particularly sensitive to the general market and other economic conditions affecting companies within those sectors.

In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different stocks held by the Fund, a change in the price of any single stock may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE AMERICAN SERVICES FUND PERFORMED?
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THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past five calendar years as well as the average annual returns of all shares for the one-year, five-year and lifetime periods. Returns for Class R shares are not shown because the shares commenced operations after the close of the calendar year. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps.

Year-by-year total return (Class A)


    2000          2001          2002          2003          2004
    ----          ----          ----          ----          ----
   38.79%        12.07%        -7.82%        48.65%        23.31%


As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 0.00%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 33.79% for the quarter ended March 31, 2000 and its lowest quarterly return was -15.86% for the quarter ended September 30, 2002.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04
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                                                               1 year     5 years     Lifetime**
                                                               ---------------------------------
Class A return before taxes                                    16.26%      19.89%       20.32%
Class A return after taxes on distributions                    15.23%      16.75%       17.22%
Class A return after taxes on distributions and
   sale of Fund shares                                         10.69%      15.30%       15.72%
Class B return before taxes*                                   18.41%         N/A       17.19%
Class C return before taxes*                                   21.41%         N/A       17.57%
S&P 500 Composite Stock Index
   (reflects no deduction for fees, expenses or taxes)         10.88%      -2.30%       -2.30%


  The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 22.41% and 17.57% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would 22.41% and 17.57% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A shares of the Fund was December 29, 1999 and Class B and Class C shares was February 28, 2001. S&P 500 Composite Stock Index return is for the Fund's Class A lifetime period. Index return for Class B and Class C lifetimes was 1.05%. S&P 500 Composite Stock Index reports returns on a monthly basis. Index return for Class A Lifetime reflects the return from December 31, 1999 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?  CLASS                                               A           B            C           R
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SALES CHARGES are fees paid             Maximum sales charge (load) imposed on
directly from your investments             purchases as a percentage of offering price     5.75%       none         none        none
when you buy or sell shares of          Maximum contingent deferred sales charge
the Fund. You do not pay sales            (load) as a percentage of original purchase
charge when you buy or sell               price or redemption price, whichever is lower    none(1)     4.00%(2)     1.00%(3)    none
Class R shares.                         Maximum sales charge (load) imposed on
                                          reinvested dividends                             none        none         none        none
                                          Redemption fees                                  none        none         none        none
                                          Exchange fees(4)                                 none        none         none        none
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ANNUAL FUND OPERATING EXPENSES          Management fees                                  0.75%       0.75%        0.75%       0.75%
are deducted from the Fund's            Distribution and service (12b-1) fees(5)         0.30%       1.00%        1.00%       0.60%
assets.                                 Other expenses(6)                                0.38%       0.38%        0.38%       0.38%
                                        Total operating expenses                         1.43%       2.13%        2.13%       1.73%
                                        Fee waivers and payments(5)                     (0.05%)         -            -       (0.10%)
                                        Net expenses                                     1.38%       2.13%        2.13%       1.63%
                                        --------------------------------------------------------------------------------------------
                                        CLASS(8)                  A           B            B           C            C           R
                                                                                (if redeemed)            (if redeemed)
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THIS EXAMPLE is intended to             1 year                  $707        $216         $616        $216         $316        $166
help you compare the cost of            3 years                 $997        $667         $942        $667         $667        $535
investing in the Fund to the            5 years               $1,307      $1,144       $1,369      $1,144       $1,144        $929
cost of investing in other              10 years              $2,186      $2,284       $2,284      $2,462       $2,462      $2,033
mutual funds with similar
investment objectives. We show
the cumulative amount of Fund
expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(7) This is an example
only, and does not represent
future expenses, which may be
greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fee through October 31, 2006 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

(6) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(8) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund strives to identify companies that offer the potential for long-term price appreciation. We invest at least 80% of the Fund's net assets in U.S. companies in the financial services, business services and consumer services industries. From time to time, the Fund may focus its investments on companies in one of these sectors over companies in the other two and may invest in companies outside of these three service sectors.

The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in the services sectors of the economy. In our search for such companies, we will evaluate a stock's current valuation by reviewing such factors as price-to-earnings, price-to-book, price-to-free cashflow and revenues, as well as historic and projected earnings and growth rates. Additional factors, including cost of capital and employee utilization characteristics, such as revenue per employee, may also be taken into account.

Once we identify stocks that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

The Fund will invest in the common stocks of companies in the financial services industry. These may include, but are not limited to:

o Regional and money center banks
o Thrift and savings banks
o Insurance companies
o Financial conglomerates
o Securities brokerage firms
o Investment management firms
o Publicly traded, government-sponsored financial intermediaries
o Home, auto and other specialty finance companies

The Fund will invest in the common stocks of companies in the business services industry. These may include, but are not limited to:

o Database management companies
o Environmental services companies
o Consulting firms
o Advertising companies
o Contract product distribution companies
o Employment and staffing companies
o Telemarketing firms
o Credit card processing companies

The Fund will invest in the common stocks of companies in the consumer services industry. These may include, but are not limited to:

o Retail services
o Cable, media and publishing companies
o Leisure, lodging and entertainment companies
o Telecommunications companies
o Restaurants

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE
TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

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                          SECURITIES                                                 HOW WE USE THEM
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COMMON STOCKS: Securities that represent shares of ownership       We invest at least 65% of the Fund's total assets in equity
in a corporation. Stockholders participate in the                  securities (including common stocks and convertible
corporation's profits and losses, proportionate to the             securities). Generally, however, we invest 90% to 100% of
number of shares they own.                                         net assets in common stock. The Fund may invest in common
                                                                   stocks of any market capitalization.

AMERICAN DEPOSITARY RECEIPTS (ADRs): ADRs are issued by a          The Fund may invest without limit in ADRs and will do so
U.S. bank and represent the bank's holdings of a stated            when we believe they offer greater value and greater
number of shares of a foreign corporation. An ADR entitles         appreciation potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

CONVERTIBLE SECURITIES: Usually preferred stocks or                The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of          them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                   converted, not on the basis of the debt ratings of the
                                                                   convertible securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of             Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities, in       short-term investment for its cash position. In order to
which the seller agrees to buy the securities back within a        enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,          collateral of 102% of the repurchase price. The Fund may not
plus an amount equal to an agreed upon interest rate.              have more than 10% of its assets in repurchase agreements
Repurchase agreements are often viewed as equivalent to            with maturities of over seven days. The Fund will only enter
cash.                                                              into repurchase agreements in which the collateral is
                                                                   comprised of U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose           The Fund may invest in privately placed securities including
resale is restricted under securities law.                         those that are eligible for resale only among certain
                                                                   institutional buyers without registration, which are
                                                                   commonly known as Rule 144A Securities.

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6

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                          SECURITIES                                                 HOW WE USE THEM
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OPTIONS AND FUTURES: Options represent a right to buy or           If we have stocks in the Fund that have unrealized gains
sell a security at an agreed upon price at a future date.          because of past appreciation, we would want to protect those
The purchaser of an option may or may not choose to go             gains when we anticipate adverse conditions. We might use
through with the transaction.                                      options or futures to neutralize the effect of any price
                                                                   declines, without selling the security. For example, we
Futures contracts are agreements for the purchase or sale of       might buy a put option giving us the right to sell the stock
securities at a specified price, on a specified date. Unlike       at a specific price on a specific date in the future. If
an option, a futures contract must be executed unless it is        prices then fell, our decline would be offset by the gain on
sold before the settlement date.                                   the put option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still
Certain options and futures may be considered to be                own the stock, and could benefit from the appreciation.
derivative securities.
                                                                   Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

ILLIQUID SECURITIES: Securities that do not have a ready           The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at             illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
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The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities and other securities in which the Fund may invest.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING
IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

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                               RISKS                                            HOW WE STRIVE TO MANAGE THEM
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MARKET RISK is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond              securities that we believe can continue to provide returns
market-will decline in value because of factors such as            over an extended period of time regardless of interim market
economic conditions, future expectations or investor               fluctuations. We do not try to predict overall stock market
confidence.                                                        movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK is the risk that the value of           Although the Fund will not invest more than 25% of its net
securities in a particular industry or the value of an             assets in any one industry, it may from time to time invest
individual stock or bond will decline because of changing          a significant portion of its assets in the financial
expectations for the performance of that industry or for the       services, business services or consumer services sectors. As
individual company issuing the stock.                              a consequence, the value of Fund shares can be expected to fluctuate in response to economic, political or regulatory developments affecting companies in those sectors, and may fluctuate more widely than shares of a fund that invests in a broader range of industries or sectors. For example, to
                                                                   the extent that the Fund invests more heavily in the
                                                                   financial services sector, the Fund may be more susceptible to any single economic, political or regulatory development affecting the financial services industry.

                                                                   To seek to reduce these risks, we limit the amount of the
                                                                   Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities and
                                                                   continuously monitoring them while they remain in the
                                                                   portfolio.

INTEREST RATE RISK is the risk that securities, particularly       The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if            seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates        with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by          situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money         ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by           potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also       stock is taken into consideration before a stock is
be affected by interest rate changes because such changes          purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                    companies some of which may be more or less sensitive to
                                                                   interest rate changes.
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                               RISKS                                            HOW WE STRIVE TO MANAGE THEM
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FOREIGN RISK is the risk that foreign securities may be            The Fund typically invests only a small portion of its
adversely affected by political instability, changes in            portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or            foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                    dollars. We also tend to avoid markets where we believe
                                                                   accounting standards or the regulatory structure are
                                                                   underdeveloped.

SMALL COMPANY RISK is the risk that prices of smaller              The Fund seeks opportunities among companies of all sizes.
companies may be more volatile than larger companies because       However, because the Fund does not concentrate specifically
of limited financial resources or dependence on narrow             on small or medium-sized companies, this risk may be
product lines.                                                     balanced by holdings of larger companies.

LIQUIDITY RISK is the possibility that securities cannot be        We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

NON-DIVERSIFIED FUNDS RISK: Non-diversified investment             The Fund will not be diversified under the 1940 Act.
companies have the flexibility to invest as much as 50% of         Although the Fund may invest a significant portion of its
their assets in as few as two issuers with no single issuer        assets in a particular industry and related industries, it
accounting for more than 25% of the portfolio. The remaining       generally will not be heavily invested in any single issuer.
50% of the portfolio must be diversified so that no more
than 5% of a fund's assets is invested in the securities of
a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were
fully diversified because changes in the price of any one
portfolio security may affect a larger portion of the fund's overall assets.

FUTURES AND OPTIONS RISK is the possibility that a fund may        We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or          We may use futures and options to protect gains in the
futures strategy related to a security or a market index and       portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from        use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options        that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
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DISCLOSURE OF
PORTFOLIO HOLDINGS
INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund


INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.74% as percentage of average daily net assets for the last fiscal year, which includes a reduction due to expense caps.


A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the period ending June 30, 2005.

PORTFOLIO MANAGERS
Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since November 2002.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.

Christopher M. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has managed the Fund since February 2002.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2005.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since November 2002.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?

The following describes the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------       THE FUND       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                           DISTRIBUTOR              |
                   |                     Delaware Distributors, L.P.    ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                     Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 10 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CLASS
  A

CHOOSING A SHARE CLASS

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

--------------------------------------------------------------------------------
                                    Sales charge as %        Sales charge as %
Amount of purchase                  of offering price       of amount invested
--------------------------------------------------------------------------------
Less than $50,000                       5.75%                      6.54%
$50,000 but under $100,000              4.75%                      5.41%
$100,000 but under $250,000             3.75%                      4.31%
$250,000 but under $500,000             2.50%                      3.00%
$500,000 but under $1 million           2.00%                      2.44%
--------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 14 for a description of the amount of dealer commission that is paid.
--------------------------------------------------------------------------------
                                    Sales charge as %        Sales charge as %
Amount of purchase                  of offering price       of amount invested
--------------------------------------------------------------------------------
  $1 million up to $5 million            none                      none
Next $20 million up to $25 million       none                      none
    Amount over $25 million              none                      none
--------------------------------------------------------------------------------

CLASS
  B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
  C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
  R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on the Delaware Investments retirement record keeping system or the BISYS retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                            CLASS A(1)    CLASS B(2)      CLASS C(3)      CLASS R(4)
----------------------------------------------------------------------------------------------------
COMMISSION (%)                                      -         4.00%            1.00%              -
Investment up to $49,999                         5.00%           -                -               -
$50,000 to $99,999                               4.00%           -                -               -
$100,000 to $249,999                             3.00%           -                -               -
$250,000 to $499,999                             2.00%           -                -               -
$500,000 to $999,999                             1.60%           -                -               -
$1,000,000 to $4,999,999                         1.00%           -                -               -
$5,000,000 to $24,999,999                        0.50%           -                -               -
$25,000,000 or more                              0.25%           -                -               -
12B-1 FEE TO DEALER                              0.30%        0.25%            1.00%           0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through October 31, 2006.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets, however, the Distributor has contracted to limit this amount to 0.50% through October 31, 2006. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Class R shares have no up-front sales charge.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Share class
Program                               How it works                     A                   B                         C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent       Through a Letter of Intent you agree to         X                  Although the Letter of Intent and Rights
                       invest a certain amount in Delaware                                of Accumulation do not apply to the
                       Investments funds (except money market                             purchase of Class B and Class C shares,
                       funds with no sales charge) over a                                 you can combine your purchase of Class A
                       13-month period to qualify for reduced                             shares with your purchase of Class B and
                       front-end sales charges.                                           Class C shares to fulfill your Letter of
                                                                                          Intent or qualify for Rights of
                                                                                          Accumulation.

Rights of              You can combine your holdings or                X
Accumulation           purchases of all funds in the Delaware
                       Investments family (except money market
                       funds with no sales charge) as well as
                       the holdings and purchases of your
                       spouse and children under 21 to qualify
                       for reduced front-end sales charges

Reinvestment of        Up to 12 months after you redeem shares,       For Class A, you    For Class B, your         Not available.
Redeemed Shares        you can reinvest the proceeds without          will not have to    account will be
                       paying a sales charge as noted to the          pay an additional   credited with the
                       right.                                         front-end sales     contingent deferred
                                                                      charge.             sales charge you
                                                                                          previously paid on
                                                                                          the amount you are
                                                                                          reinvesting. Your
                                                                                          schedule for
                                                                                          contingent deferred
                                                                                          sales charges and
                                                                                          conversion to Class
                                                                                          A will not start
                                                                                          over again; it will
                                                                                          pick up from the
                                                                                          point at which you
                                                                                          redeemed your
                                                                                          shares.

SIMPLE IRA, SEP IRA,   These investment plans may qualify for         X                   There is no reduction in sales charges
SARSEP, Prototype      reduced sales charges by combining the                             for Class B or Class C shares for group
Profit Sharing,        purchases of all members of the group.                             purchases by retirement plans.
Pension, 401(k),       Members of these groups may also qualify
SIMPLE 401(k),         to purchase shares without a front-end
403(b)(7), and 457     sales charge and may qualify for a
Retirement Plans       waiver of any contingent deferred sales
                       charges.
------------------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

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THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

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BY MAIL

Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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BY WIRE

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

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BY EXCHANGE

You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

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THROUGH AUTOMATED SHAREHOLDER SERVICES

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

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THROUGH YOUR FINANCIAL ADVISOR

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

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BY MAIL

You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

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BY TELEPHONE

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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BY WIRE

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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THROUGH AUTOMATED SHAREHOLDER SERVICES

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

AUTOMATIC
INVESTING PLAN

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS

Online Account Access is a password-protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

WEALTH BUILDER OPTION

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND
REINVESTMENT PLAN

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES

You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

SPECIAL SERVICES
(continued)
--------------------------------------------------------------------------------
MONEYLINE(SM)
ON DEMAND SERVICE

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE
DIRECT DEPOSIT SERVICE

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC
WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

FREQUENT TRADING OF FUND SHARES
(continued)

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.


A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

FREQUENT TRADING OF FUND SHARES
(continued)

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. Financial highlights for Class R shares are not shown because the shares commenced operations after the close of the fiscal year.

                                                                                                                        Class A
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year ended
                                                                                                                           6/30
Delaware American Services Fund                                            2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $14.400     $11.260     $10.890     $10.160     $10.540

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                                          (0.074)     (0.077)     (0.011)     (0.039)     (0.008)

Net realized and unrealized gain on investments                           1.620       3.457       1.232       0.784       2.061
                                                                       --------     -------     -------     -------     -------
Total from investment operations                                          1.546       3.380       1.221       0.745       2.053
                                                                       --------     -------     -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS:

From net investment income                                                    -           -           -           -      (0.015)

From net realized gain on investments                                    (0.436)     (0.240)     (0.851)     (0.015)     (1.741)

In excess of net gain on investments                                          -           -           -           -      (0.677)
                                                                       --------     -------     -------     -------     -------
Total dividends and distributions                                        (0.436)     (0.240)     (0.851)     (0.015)     (2.433)
                                                                       --------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                                          $15.510     $14.400     $11.260     $10.890     $10.160
                                                                       ========     =======     =======     =======     =======
TOTAL RETURN(3)                                                          11.30%      30.29%      12.92%       7.34%      21.21%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                $144,146     $48,662      $6,397      $3,778      $1,671

Ratio of expenses to average net assets                                   1.41%       1.38%       1.22%       1.45%       0.98%

Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                           1.47%       1.56%       2.10%       2.96%       2.64%

Ratio of net investment income (loss) to average net assets              (0.51%)     (0.58%)     (0.12%)     (0.37%)     (0.09%)

Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly                               (0.57%)     (0.76%)     (1.00%)     (1.88%)     (1.75%)

Portfolio turnover                                                         128%        199%        153%        311%        502%
-------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.



HOW TO READ THE
FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)

Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions: From net realized gain on investments."

NET ASSET VALUE (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.


                                                   Class B                                                     Class C
                                    Year ended  2/28/01(1)                                      Year ended  2/28/01(1)
                                          6/30          to                                            6/30          to
      2005        2004        2003        2002     6/30/01       2005        2004         2003        2002     6/30/01
   -------------------------------------------------------    --------------------------------------------------------
   $14.040     $11.070     $10.800     $10.140      $9.470    $14.040     $11.060      $10.790     $10.140      $9.470


    (0.179)     (0.173)     (0.080)     (0.119)     (0.031)    (0.178)     (0.173)      (0.080)     (0.120)     (0.035)

     1.575       3.383       1.201       0.794       0.701      1.574       3.393        1.201       0.785       0.705
   -------     -------     -------     -------     -------    -------     -------      -------     -------     -------

     1.396       3.210       1.121       0.675       0.670      1.396       3.220        1.121       0.665       0.670
   -------     -------     -------     -------     -------    -------     -------      -------     -------     -------

         -           -           -           -           -          -           -            -           -           -

    (0.436)     (0.240)     (0.851)     (0.015)          -     (0.436)     (0.240)      (0.851)     (0.015)          -

         -           -           -           -           -          -           -            -           -           -
   -------     -------     -------     -------     -------    -------     -------      -------     -------     -------

    (0.436)     (0.240)     (0.851)     (0.015)          -     (0.436)     (0.240)      (0.851)     (0.015)          -
   -------     -------     -------     -------     -------    -------     -------      -------     -------     -------

   $15.000     $14.040     $11.070     $10.800     $10.140    $15.000     $14.040      $11.060     $10.790     $10.140
   =======     =======     =======     =======     =======    =======     =======      =======     =======     =======

    10.50%      29.26%      12.04%       6.66%       7.07%     10.50%      29.26%       12.15%       6.57%       7.07%


   $39,238     $14,053      $4,838      $3,484        $638    $52,263      $8,614         $778        $536         $81

     2.16%       2.13%       1.97%       2.20%       2.20%      2.16%       2.13%        1.97%       2.20%       2.20%

     2.17%       2.26%       2.81%       3.71%       6.02%      2.17%       2.26%        2.81%       3.71%       6.02%

    (1.26%)     (1.33%)     (0.87%)     (1.12%)     (1.08%)    (1.26%)     (1.33%)      (0.87%)     (1.12%)     (1.08%)

    (1.27%)     (1.46%)     (1.71%)     (2.63%)     (4.90%)    (1.27%)     (1.46%)      (1.71%)     (2.63%)     (4.90%)

      128%        199%        153%        311%        502%       128%        199%         153%        311%        502%
   -------------------------------------------------------    --------------------------------------------------------


TOTAL RETURN
--------------------------------------------------------------------------------
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
--------------------------------------------------------------------------------
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect a fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
                           The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
                           -----------------------------------------------------
                           AMORTIZED COST

                           Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

                           AVERAGE MATURITY

                           An average of when the individual bonds and other debt securities held in a portfolio will mature.

                           BOND

                           A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

                           BOND RATINGS

                           Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

                           CAPITAL

                           The amount of money you invest.

                           CAPITAL APPRECIATION

                           An increase in the value of an investment.

                           CAPITAL GAINS DISTRIBUTIONS

                           Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

                           -----------------------------------------------------
                           COMMISSION

                           The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

                           COMPOUNDING

                           Earnings on an investment's previous earnings.

                           CONSUMER PRICE INDEX (CPI)

                           Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

                           CONTINGENT DEFERRED SALES CHARGE (CDSC)

                           Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

                           CORPORATE BOND

                           A debt security issued by a corporation. See Bond.

                           DEPRECIATION

                           A decline in an investment's value.

                           DIVERSIFICATION

                           The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

                           DIVIDEND DISTRIBUTION

                           Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

                           DURATION

                           A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSETS

Net assets, for purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM

To cash in your shares by selling them back to the mutual fund.

RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 COMPOSITE STOCK INDEX

The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE AMERICAN       Additional information about the Fund's investments is
SERVICES FUND           available in the Fund's annual and semiannual reports to
                        shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

                        You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
                        --------------------------------------------------------

                        WEB SITE
                        www.delawareinvestments.com

                        E-MAIL
                        service@delinvest.com

                        SHAREHOLDER SERVICE CENTER
                        800 523-1918

                        Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

                        [_] For fund information, literature, price, yield and
                            performance figures.

                        [_] For information on existing regular investment
                            accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                        DELAPHONE SERVICE
                        800 362-FUND (800 362-3863)

                        [_] For convenient access to account information or
                            current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


                        DELAWARE FUND SYMBOLS
                        Delaware American Services Fund


                                             Cusip            Nasdaq
                                             -----            ------
                        Class A            24581P101          DASAX
                        Class B            24581P309          DASBX
                        Class C            24581P408          DAMCX
                        Class R            24581P507          DASRX


                        Investment Company Act file number: 811-1485


                                                                    MF-05-10-300
PR-496 [6/30] IVES 10/05                                                 PO10488

GROWTH-EQUITY



PROSPECTUS  OCTOBER 28, 2005
--------------------------------------------------------------------------------
            DELAWARE AMERICAN SERVICES FUND
            INSTITUTIONAL CLASS


















            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
            APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
            UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                            Delaware
                                            Investments(R)
                                            -----------------------------------
                                            A member of Lincoln Financial Group

TABLE OF CONTENTS

          .................................................................
          FUND PROFILE                                               page 2
          Delaware American Services Fund                                 2
          .................................................................
          HOW WE MANAGE THE FUND                                     page 5
          Our investment strategies                                       5
          The securities we typically invest in                           6
          The risks of investing in the Fund                              8
          Disclosure of portfolio holdings information                    9
          .................................................................
          WHO MANAGES THE FUND                                      page 10
          Investment manager                                             10
          Portfolio managers                                             10
          Who's who?                                                     11
          .................................................................
          ABOUT YOUR ACCOUNT                                        page 12
          Investing in the Fund                                          12
          How to buy shares                                              13
          Fair valuation                                                 14
          How to redeem shares                                           14
          Account minimum                                                15
          Exchanges                                                      15
          Frequent trading of Fund shares                                15
          Dividends, distributions and taxes                             17
          .................................................................
          FINANCIAL HIGHLIGHTS                                      page 18
          .................................................................
          GLOSSARY                                                  page 20

PROFILE: DELAWARE AMERICAN SERVICES FUND

WHAT IS THE FUND'S GOAL?

         Delaware American Services Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

         o Investors with long-term financial goals.

         o Investors seeking an investment primarily in common stocks.

         o Investors seeking exposure to the capital appreciation opportunities of the service sectors of the market.

WHO SHOULD NOT INVEST IN THE FUND

         o Investors with short-term financial goals.

         o Investors whose primary goal is current income.

         o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

         o Investors who are unwilling to accept the risks of a non-diversified, more concentrated fund focusing on companies in limited market sectors.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. The Fund may from time to time focus more on any one of these sectors over the others and may invest in securities of companies in other service sectors. The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in each of these sectors. We evaluate a stock's characteristics as well as the individual company's management capabilities and financial strength. The stocks can be of any size or market capitalization, including securities of emerging or other growth-oriented companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in American services companies (the "80% policy") and may invest up to 20% of its net assets in foreign securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices.

Although the Fund will not invest more than 25% of its net assets in any one industry, the Fund may from time to time invest a significant portion of its assets in the financial services, business services or consumer services sectors. In instances when there is greater concentration in the financial services sector, the Fund may be particularly sensitive to changes in the general market and economic conditions that affect that sector. Financial services companies are subject to extensive government regulation which tends to limit the financial commitments that the companies can make and the interest rates and other fees they can charge. These limitations can have a significant effect on the profitability of a financial services company. Also, financial services companies may be hurt when interest rates rise sharply, although not all participants are affected equally. These stocks may also be vulnerable to rapidly rising inflation. Moreover, government deregulation of the industry may stall, which could limit the profit potential of industry participants. In instances where the Fund concentrates more heavily in the other two sectors, the Fund may be particularly sensitive to the general market and other economic conditions affecting companies within those sectors.

In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short term.

The Fund is considered "non-diversified" under the federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Because of the small number of different stocks held by the Fund, a change in the price of any single stock may have a significant effect on the Fund's performance. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risk.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE AMERICAN SERVICES FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past five calendar years as well as the average annual returns for these shares for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)


      38.79%         12.39%         -7.69%         48.98%        23.68%
--------------------------------------------------------------------------------
       2000           2001           2002           2003          2004

As of September 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 0.13%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 33.79% for the quarter ended March 31, 2000 and its lowest quarterly return was -15.89% for the quarter ended September 30, 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04
                                                                                                                         LIFETIME
                                                                                                1 YEAR      5 YEARS     (12/29/99)
----------------------------------------------------------------------------------------------------------------------------------
                                                   Return before taxes                           23.68%      21.55%       21.98%

                                                   Return after taxes on distributions           22.60%      18.38%       18.84%

                                                   Return after taxes on distributions
                                                      and sale of Fund shares                    15.52%      16.78%       17.21%

                                                   S&P 500 Composite Stock Index
                                                      (reflects no deduction for fees,
                                                      expenses or taxes)                         10.88%      -2.30%       -2.30%


The Fund's returns are compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-----------------------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments      Maximum sales charge (load) imposed on purchases
when you buy or sell shares of the Institutional Class.             as a percentage of offering price                         none

                                                                 Maximum contingent deferred sales charge (load)
                                                                    As a percentage of original purchase price or
                                                                    redemption price, whichever is lower                      none

                                                                 Maximum sales charge (load) imposed
                                                                    on reinvested dividends                                   none

                                                                 Redemption fees                                              none

                                                                 Exchange fees(1)                                             none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the             Management fees                                             0.75%
Fund's assets.
                                                                 Distribution and service (12b-1) fees                        none

                                                                 Other expenses(2)                                           0.38%

                                                                 Total operating expenses                                    1.13%
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of         1 year                                                       $115
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the     3 years                                                      $359
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time     5 years                                                      $622
shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those         10 years                                                   $1,375
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

HOW WE MANAGE THE FUND

        OUR INVESTMENT STRATEGIES

        We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

        The Fund strives to identify companies that offer the potential for long-term price appreciation. We invest at least 80% of the Fund's net assets in U.S. companies in the financial services, business services and consumer services industries. From time to time, the Fund may focus its investments on companies in one of these sectors over companies in the other two and may invest in companies outside of these three service sectors.

        The Fund employs a bottom-up stock selection approach to find companies we believe to be the leading companies in the services sectors of the economy. In our search for such companies, we will evaluate a stock's current valuation by reviewing such factors as price-to-earnings, price-to-book, price-to-free cashflow and revenues, as well as historic and projected earnings and growth rates. Additional factors, including cost of capital and employee utilization characteristics, such as revenue per employee, may also be taken into account.

        Once we identify stocks that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

        The Fund will invest in the common stocks of companies in the financial services industry. These may include, but are not limited to:

        o Regional and money center banks

        o Thrift and savings banks

        o Insurance companies

        o Financial conglomerates

        o Securities brokerage firms

        o Investment management firms

        o Publicly traded, government-sponsored financial intermediaries

        o Home, auto and other specialty finance companies

        The Fund will invest in the common stocks of companies in the business services industry. These may include, but are not limited to:

        o Database management companies

        o Environmental services companies

        o Consulting firms

        o Advertising companies

        o Contract product distribution companies

        o Employment and staffing companies

        o Telemarketing firms

        o Credit card processing companies

        The Fund will invest in the common stocks of companies in the consumer services industry. These may include, but are not limited to:

        o Retail services

        o Cable, media and publishing companies

        o Leisure, lodging and entertainment companies

        o Telecommunications companies

        o Restaurants

        The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                           HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of                     We invest at least 65% of the Fund's total assets in equity
ownership in a corporation. Stockholders participate in the            securities (including common stocks and convertible
corporation's profits and losses, proportionate to the number          securities). Generally, however, we invest 90% to 100% of net
of shares they own.                                                    assets in common stock. The Fund may invest in common
                                                                       stocks of any market capitalization.

AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are issued by                The Fund may invest without limit in ADRs and will do so when
a U.S. bank and represent the bank's holdings of a stated              we believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles             potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

CONVERTIBLE SECURITIES: Usually preferred stocks or                    The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of              them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                       converted, not on the basis of the debt ratings of the
                                                                       convertible securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of                 Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities, in           short-term investment for its cash position. In order to
which the seller agrees to buy the securities back within a            enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,              collateral of 102% of the repurchase price. The Fund may not
plus an amount equal to an agreed upon interest rate.                  have more than 10% of its assets in repurchase agreements
Repurchase agreements are often viewed as equivalent to cash.          with maturities of over seven days. The Fund will only enter into repurchase agreements in which the collateral is
                                                                       comprised of U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose               The Fund may invest in privately placed securities including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration, which are commonly known as Rule 144A Securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                           HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or sell        If we have stocks in the Fund that have unrealized gains
a security at an agreed upon price at a future date. The             because of past appreciation, we would want to protect those
purchaser of an option may or may not choose to go through           gains when we anticipate adverse conditions. We might use
with the transaction.                                                options or futures to neutralize the effect of any price
                                                                     declines, without selling the security. For example, we might
Futures contracts are agreements for the purchase or sale of         buy a put option giving us the right to sell the stock at a
securities at a specified price, on a specified date. Unlike an      specific price on a specific date in the future. If prices
option, a futures contract must be executed unless it is sold        then fell, our decline would be offset by the gain on the put
before the settlement date.                                          option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still own the
Certain options and futures may be considered to be derivative       stock, and could benefit from the appreciation.
securities.
                                                                     Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

ILLIQUID SECURITIES: Securities that do not have a ready             The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at               illiquid securities.
approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more
than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities and other securities in which the Fund may invest.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                         HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK IS THE RISK that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market-like the stock or bond market-          securities that we believe can continue to provide returns
will decline in value because of factors such as economic              over an extended period of time regardless of interim market
conditions, future expectations or investor confidence.                fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK is the risk that the value of               Although the Fund will not invest more than 25% of its net
securities in a particular industry or the value of an                 assets in any one industry, it may from time to time invest a
individual stock or bond will decline because of changing              significant portion of its assets in the financial services,
expectations for the performance of that industry or for the           business services or consumer services sectors. As a
individual company issuing the stock.                                  consequence, the value of Fund shares can be expected to
                                                                       fluctuate in response to economic, political or regulatory developments affecting companies in those sectors, and may fluctuate more widely than shares of a fund that invests in a broader range of industries or sectors. For example, to the extent that the Fund invests more heavily in the financial services sector, the Fund may be more susceptible to any
                                                                       single economic, political or regulatory development
                                                                       affecting the financial services industry.

                                                                       To seek to reduce these risks, we limit the amount of the
                                                                       Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities and
                                                                       continuously monitoring them while they remain in the
                                                                       portfolio.

INTEREST RATE RISK IS THE RISK that securities, particularly           The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if                seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates            with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by              situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money to          ability to finance future expansion and operations. The
finance operations, may also be adversely affected by rising           potential impact that rising interest rates might have on a
interest rates. Financial services companies may also be               stock is taken into consideration before a stock is
affected by interest rate changes because such changes impact          purchased. The Fund holds a mix of different financial
their cost of capital and profitability.                               companies some of which may be more or less sensitive to
                                                                       interest rate changes.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     RISKS                                                         HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may be                The Fund typically invests only a small portion its portfolio
adversely affected by political instability, changes in                in foreign securities or ADRs. When we do purchase foreign
currency exchange rates, foreign economic conditions or                securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                        also tend to avoid markets where we believe accounting
                                                                       standards or the regulatory structure are underdeveloped.

SMALL COMPANY RISK is the risk that prices of smaller                  The Fund seeks opportunities among companies of all sizes.
companies may be more volatile than larger companies because           However, because the Fund does not concentrate specifically
of limited financial resources or dependence on narrow                 on small or medium-sized companies, this risk may be balanced
product lines.                                                         by holdings of larger companies.

LIQUIDITY RISK is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

NON-DIVERSIFIED FUNDS RISK: Non-diversified investment                 The Fund will not be diversified under the 1940 Act. Although
companies have the flexibility to invest as much as 50% of             the Fund may invest a significant portion of its assets in a
their assets in as few as two issuers with no single issuer            particular industry and related industries, it generally will
accounting for more than 25% of the portfolio. The remaining           not be heavily invested in any single issuer.
50% of the portfolio must be diversified so that no more than
5% of a fund's assets is invested in the securities of a
single issuer. Since a non-diversified fund may invest its
assets in fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund were fully diversified because changes in the price of any one portfolio security may affect a larger portion of the fund's overall
assets.

FUTURES AND OPTIONS RISK is the possibility that a fund may            We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or              We may use futures and options to protect gains in the
futures strategy related to a security or a market index and           portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from            use options and futures to quickly invest excess cash so that
what the portfolio manager anticipated. Futures and options            the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

WHO MANAGES THE FUND

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.74% as percentage of average daily net assets for the last fiscal year, which includes a reduction due to an expense cap.


A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the period ending June 30, 2005.

PORTFOLIO MANAGERS
Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since November 2002.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has managed the Fund since February 2005.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2005.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since November 2002.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

WHO'S WHO?

The following describes the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                            DISTRIBUTOR             |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                2005 Market Street                   SERVICE AGENT
  PORTFOLIO MANAGERS                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      FINANCIAL INTERMEDIARY WHOLESALER        |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                       |       |
                                                                       |       |
                                                                     ------------
                                                                     SHAREHOLDERS
                                                                     ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

              o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

              o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

              o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

              o a bank, trust company and similar financial institution
                investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

              o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

              o certain plans qualified under Section 529 of the Internal
                Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

              o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

HOW TO BUY SHARES

BY MAIL [GRAPHIC OMITTED]
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

BY WIRE [GRAPHIC OMITTED]
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

BY EXCHANGE [GRAPHIC OMITTED]
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

THROUGH YOUR FINANCIAL ADVISOR [GRAPHIC OMITTED]
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

BY MAIL [GRAPHIC OMITTED]
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

BY TELEPHONE [GRAPHIC OMITTED]
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redejmption.

BY WIRE [GRAPHIC OMITTED]
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

THROUGH YOUR FINANCIAL ADVISOR [GRAPHIC OMITTED]
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

 When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C and Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                    INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
                                                                                                                   6/30
DELAWARE AMERICAN SERVICES FUND                                2005        2004         2003        2002         2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.520     $11.320      $10.930     $10.160      $10.540
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)                                (0.037)     (0.043)       0.013      (0.012)           -
Net realized and unrealized gain on investments                 1.633       3.483        1.228       0.797        2.053
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.596       3.440        1.241       0.785        2.053
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income                                          -           -            -           -       (0.015)
From net realized gain on investments                          (0.436)     (0.240)      (0.851)     (0.015)      (1.741)
In excess of net gain on investments                                -           -            -           -       (0.677)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.436)     (0.240)      (0.851)     (0.015)      (2.433)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                                $15.680     $14.520      $11.320     $10.930      $10.160
                                                              =======     =======      =======     =======      =======
TOTAL RETURN(2)                                                11.63%      30.46%       13.18%       7.73%       21.21%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $1,934      $1,133       $8,427      $3,237       $3,007
Ratio of expenses to average net assets                         1.16%       1.13%        0.97%       1.20%        0.90%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly              1.17%       1.26%        1.81%       2.71%        2.39%
Ratio of net investment income (loss) to average net assets    (0.26%)     (0.33%)       0.13%      (0.12%)           -
Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly             (0.27%)     (0.46%)      (0.71%)     (1.63%)      (1.49%)
Portfolio turnover                                               128%        199%         153%        311%         502%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE
FINANCIAL HIGHLIGHTS

                    ------------------------------------------------------------
                    NET INVESTMENT INCOME (LOSS)
                    Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

                    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
                    A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions: From net realized gain on investments."

                    NET ASSET VALUE (NAV)
                    This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                    TOTAL RETURN
                    This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

                    NET ASSETS
                    Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

                    RATIO OF EXPENSES TO AVERAGE NET ASSETS
                    The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

                    RATIO OF NET INVESTMENT INCOME (LOSS)
                    TO AVERAGE NET ASSETS
                    We determine this ratio by dividing net investment income by average net assets.

                    PORTFOLIO TURNOVER
                    This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction cost and tax liability for investors and may affect a fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
                    The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
                    ------------------------------------------------------------
                    AMORTIZED COST
                    Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

                    AVERAGE MATURITY
                    An average of when the individual bonds and other debt securities held in a portfolio will mature.

                    BOND
                    A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

                    BOND RATINGS
                    Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

                    CAPITAL
                    The amount of money you invest.

                    CAPITAL APPRECIATION
                    An increase in the value of an investment.

                    CAPITAL GAINS DISTRIBUTIONS
                    Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

                    ------------------------------------------------------------
                    COMMISSION
                    The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

                    COMPOUNDING
                    Earnings on an investment's previous earnings.

                    CONSUMER PRICE INDEX (CPI)
                    Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

                    CORPORATE BOND
                    A debt security issued by a corporation.
                    See Bond.

                    DEPRECIATION
                    A decline in an investment's value.

                    DIVERSIFICATION
                    The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

                    DIVIDEND DISTRIBUTION
                    Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

                    DURATION
                    A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

                    EXPENSE RATIO
                    A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
Net assets, for purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 COMPOSITE STOCK INDEX
The S&P 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE AMERICAN
SERVICES FUND

                        Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

                        You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
                        --------------------------------------------------------
                        WEB SITE
                        www.delawareinvestments.com

                        E-MAIL
                        service@delinvest.com

                        CLIENT SERVICES REPRESENTATIVE
                        800 510-4015

                        DELAPHONE SERVICE
                        800 362-FUND (800 362-3863)
                        [_] For convenient access to account information or
                            current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        DELAWARE FUND SYMBOLS
                        Delaware American Services Fund

                                                      Cusip          Nasdaq
                                                      -----          ------
                        Institutional Class         24581P200        DASIX

                        Investment Company Act file number: 811-1485






                                                                    MF-05-10-301
PR-499 [6/30] IVES 10/05                                                 PO10484

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
GROWTH-EQUITY                                A member of Lincoln Financial Group







Prospectus  OCTOBER 28, 2005
--------------------------------------------------------------------------------

            DELAWARE SMALL CAP GROWTH FUND
            CLASS A o CLASS B o CLASS C o CLASS R






















            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

          ......................................................................
          FUND PROFILE                                               page 2
          Delaware Small Cap Growth Fund                                  2
          ......................................................................
          HOW WE MANAGE THE FUND                                     page 5
          Our investment strategies                                       5
          The securities we typically invest in                           6
          The risks of investing in the Fund                              8
          Disclosure of portfolio holdings information                    8
          ......................................................................
          WHO MANAGES THE FUND                                       page 9
          Investment manager                                              9
          Portfolio managers                                              9
          Who's who?                                                     10
          ......................................................................
          ABOUT YOUR ACCOUNT                                        page 11
          Investing in the Fund                                          11
             Choosing a share class                                      11
             Dealer compensation                                         13
          How to reduce your sales charge                                14
          How to buy shares                                              15
          Fair valuation                                                 16
          Retirement plans                                               16
          How to redeem shares                                           17
          Account minimums                                               18
          Special services                                               19
          Frequent trading of Fund shares                                20
          Dividends, distributions and taxes                             23
          Certain management considerations                              23
          ......................................................................
          FINANCIAL HIGHLIGHTS                                      page 24
          ......................................................................
          GLOSSARY                                                  page 26

PROFILE: DELAWARE SMALL CAP GROWTH FUND

WHAT IS THE FUND'S GOAL?

             Delaware Small Cap Growth Fund seeks to provide long-term capital growth.
             Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

             o Investors with long-term financial goals.

             o Investors seeking an investment primarily in common stocks.

             o Investors seeking exposure to the capital appreciation
               opportunities of small, growth-oriented companies.

WHO should not INVEST IN THE FUND

             o Investors with short-term financial goals.

             o Investors whose primary goal is current income.

             o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of small capitalization companies (the "80% policy").

The Fund uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. This means we search for outstanding performance of individual stocks before considering the impact of economic trends. We look at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE SMALL CAP GROWTH FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Class A shares for the three past calendar years as well as the average annual returns for all shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would have been lower without the caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)


                         2002        2003        2004
                        -------     ------      ------
                        -15.37%     41.18%      11.42%

As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of 1.58%. During the period illustrated in this bar chart, Class A's highest quarterly return was 23.25% for the quarter ended June 30, 2003 and its lowest quarterly return was -14.88% for the quarter ended September 30, 2002.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04                                                              1 year    lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                         Class A return before taxes                             5.06%      8.58%
                                                         Class A return after taxes on distributions             4.88%      8.53%
                                                         Class A return after taxes on distributions and
                                                           sale of Fund shares                                   3.47%      7.38%
                                                         Class B return before taxes*                            6.45%      9.22%
                                                         Class C return before taxes*                            9.45%      9.75%
                                                         Class R return before taxes                            10.97%     18.93%
                                                         Russell 2000 Growth Index (reflects no
                                                          deduction for fees, expenses or taxes)                14.31%      4.82%


  The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 10.45% and 9.75% for the one-year and lifetime periods, respectively. If the shares were not redeemed, the returns before taxes for Class C would be 10.45% and 9.75% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares of the Fund was July 31, 2001 and Class R shares was June 2, 2003. Russell 2000 Growth Index return is for the Fund's Class A, Class B and Class C shares' lifetime period. Index return for the Class R shares lifetime was 26.51%. Russell 2000 Growth Index reports returns on a monthly basis. Index return for Class R lifetime reflects the return from June 30, 2003 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?             CLASS                                          A        B         C       R
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from          Maximum sales charge (load) imposed on
your investments when you buy or sell              purchases as a percentage of offering      5.75%     none      none    none
shares of the Fund. You do not pay a sales         price
charge when you buy or sell Class R shares.
                                                   Maximum contingent deferred sales charge
                                                    (load) as a percentage of original
                                                    purchase price or redemption price,
                                                    whichever is lower                      none(1) 4.00%(2)  1.00%(3)    none

                                                   Maximum sales charge (load) imposed on
                                                    reinvested dividends                       none     none      none    none

                                                   Redemption fees                             none     none      none    none

                                                   Exchange fees(4)                            none     none      none    none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted        Management fees                            1.00%    1.00%     1.00%   1.00%
from the Fund's assets.
                                                   Distribution and service
                                                    (12b-1) fees(5)                           0.30%    1.00%     1.00%   0.60%

                                                   Other expenses(6)                          0.62%    0.62%     0.62%   0.62%

                                                   Total operating expenses                   1.92%    2.62%     2.62%   2.22%

                                                   Fee waivers and payments(5, 7)            (0.32%)  (0.27%)   (0.27%) (0.37%)

                                                   Net expenses                               1.60%    2.35%     2.35%   1.85%

                                                   CLASS(9)                A         B          B        C         C         R
                                                                                    (if redeemed)      (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you               1 year               $728      $238       $638     $238      $338      $188
compare the cost of investing in the Fund
to the cost of investing in other mutual           3 years            $1,114      $789     $1,064     $789      $789      $655
funds with similar investment objectives.
We show the cumulative amount of Fund              5 years            $1,524    $1,366     $1,591   $1,366    $1,366    $1,148
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the          10 years           $2,665    $2,764     $2,764   $2,934    $2,934    $2,507
time shown.8 This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fees through October 31, 2006 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

(6) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(7) The investment manager has contracted to waive fees and pay expenses through October 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.35% of average daily net assets.

(8) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

(9) Class B shares automatically convert to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

        Our investment strategies

        We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors we think are best for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

        We strive to identify common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. We will consider small cap companies generally to be those that have a market capitalization within the range of the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes from time to time.

        The Fund employs a bottom-up security selection approach in seeking companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to become leaders, in their respective market niches. In our search for such companies, we will evaluate a stock's current valuation by reviewing historical factors such as price-to-earnings ratios, price-to-book, price-to-free cashflow, and revenues, as well as historic and projected earnings and growth rates.

        Once we identify securities that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

        We rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

        The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                          SECURITIES                                                    HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of                     Generally, we invest 85% to 100% of net assets in common
ownership in a corporation. Stockholders participate in the            stock with at least 80% in small, growth-oriented companies.
corporation's profits and losses proportionate to the number of shares they own.

CONVERTIBLE SECURITIES: Usually preferred stocks or                    The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of              them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                       converted, not on the basis of the debt ratings of the
                                                                       convertible securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of                 Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in            short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a            to enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,              collateral of at least 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.                  may not have more than 10% of its assets in repurchase
Repurchase agreements are often viewed as equivalent to cash.          agreements with maturities of over seven days. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRs): ADRs are issued by a              The Fund may invest without limit in ADRs and will do so when
U.S. bank and represent the bank's holdings of a stated                we believe they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR entitles             potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Restricted securities: Privately placed securities whose               The Fund may invest in privately placed securities including
resale is restricted under securities law.                             those that are eligible for resale only among certain
                                                                       institutional buyers without registration, which are commonly known as Rule 144A Securities.

OPTIONS AND FUTURES: Options represent a right to buy or               If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.              protect those gains when we anticipate adverse conditions. We
The purchaser of an option may or may not choose to go                 might use options or futures to neutralize the effect of any
through with the transaction. Futures contracts are                    price declines, without selling the security. We might also
agreements for the purchase or sale of securities at a                 use options or futures to gain exposure to a particular
specified price, on a specified date. Unlike an option, a              market segment without purchasing individual securities in
futures contract must be executed unless it is sold before             that segment. We might use this approach if we had excess
the settlement date. Certain options and futures may be                cash that we wanted to invest quickly. We might use covered
considered to be derivative securities.                                call options if we believe that doing so would help the Fund to meet its investment objective. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          SECURITIES                                                    HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready               The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at                 illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Fund may invest.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         RISKS                                                        HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                  We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                 securities that we believe can continue to provide returns
market--will decline in value because of factors such as               over an extended period of time regardless of interim market
economic conditions, future expectations or investor                   fluctuations. We do not try to predict overall stock market
confidence.                                                            movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK is the risk that the value of               We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an                 industry and in any individual security. We also follow a
individual stock or bond will decline because of changing              rigorous selection process before choosing securities and
expectations for the performance of that industry or for the           continuously monitor them while they remain in the portfolio.
individual company issuing the stock.

SMALL COMPANY RISK is the risk that prices of smaller                  The Fund maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because           stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

INTEREST RATE RISK is the risk that securities, particularly           The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if                seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates            with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by              situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money             ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by               potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also           stock is taken into consideration before a stock is
be affected by interest rate changes because such changes              purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                        companies some of which may be more or less sensitive to
                                                                       interest rate changes.

LIQUIDITY RISK is the possibility that securities cannot be            We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

FUTURES AND OPTIONS RISK is the possibility that a fund may            We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or              We may use futures and options to protect gains in the
futures strategy related to a security or a market index and           portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from            use options and futures to quickly invest excess cash so that
what the portfolio manager anticipated. Futures and options            the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.

FOREIGN RISK is the risk that foreign securities may be                The Fund typically invests only a small portion of its
adversely affected by political instability, changes in                portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or                foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                        dollars. We also tend to avoid markets where we believe
                                                                       accounting standards or the regulatory structure are
                                                                       underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

WHO MANAGES THE FUND

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.73% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to expense caps.


A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the period ending June 30, 2005.

PORTFOLIO
MANAGERS
Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer -- Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since July 2001.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has been managing the Fund since July 2001.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2004.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since July 2001.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.


                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------       THE FUND       ------------------       Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                        Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                           DISTRIBUTOR              |
                   |                     Delaware Distributors, L.P.    ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                     Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN
THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS
  A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES
The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

-----------------------------------------------------------------------------------------
                                       SALES CHARGE AS %             SALES CHARGE AS %
         AMOUNT OF PURCHASE            OF OFFERING PRICE            OF AMOUNT INVESTED
-----------------------------------------------------------------------------------------
         Less than $50,000                  5.75%                         6.54%

    $50,000 but under $100,000              4.75%                         5.41%

   $100,000 but under $250,000              3.75%                         4.31%

   $250,000 but under $500,000              2.50%                         3.00%

  $500,000 but under $1 million             2.00%                         2.44%
-----------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 13 for a description of the amount of dealer commission that is paid.
-----------------------------------------------------------------------------------------
                                       SALES CHARGE AS %             SALES CHARGE AS %
         AMOUNT OF PURCHASE            OF OFFERING PRICE            OF AMOUNT INVESTED
-----------------------------------------------------------------------------------------

   $1 million up to $5 million               none                         none

Next $20 million up to $25 million           none                         none

     Amount over $25 million                 none                         none
-----------------------------------------------------------------------------------------

Class
  B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class
  C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class
R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on the Delaware Investments retirement record keeping system or the BISYS retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER
COMPENSATION
Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                           CLASS A(1)     CLASS B(2)    CLASS C(3)   CLASS R(4)
--------------------------------------------------------------------------------
COMMISSION (%)                      -          4.00%         1.00%            -
Investment up to $49,999        5.00%              -             -            -
$50,000 to $99,999              4.00%              -             -            -
$100,000 to $249,999            3.00%              -             -            -
$250,000 to $499,999            2.00%              -             -            -
$500,000 to $999,999            1.60%              -             -            -
$1,000,000 to $4,999,999        1.00%              -             -            -
$5,000,000 to $24,999,999       0.50%              -             -            -
$25,000,000 or more             0.25%              -             -            -
12b-1 FEE TO DEALER             0.30%          0.25%         1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through October 31, 2006.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets, however, the Distributor has contracted to limit this amount to 0.50% through October 31, 2006. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Class R shares have no up-front sales charge.

-----------------------------------------------------------------------------------------------------------------------------
                                                                               SHARE CLASS
     PROGRAM                      HOW IT WORKS                   A                  B                          C
-----------------------------------------------------------------------------------------------------------------------------
 Letter of Intent          Through a Letter of Intent            X          Although the Letter of Intent and Rights of
                           you agree to invest a                            Accumulation do not apply to the purchase
                           certain amount in Delaware                       of Class B and Class C shares, you can
                           Investments funds (except                        combine your purchase of Class A shares
                           money market funds with no                       with your purchase of Class B and Class C
                           sales charge) over a 13-                         shares to fulfill your Letter of Intent or
                           month period to qualify                          qualify for Rights of Accumulation.
                           for reduced front-end
                           sales charges.

 Rights of Accumulation    You can combine your                  X
                           holdings or purchases of
                           all funds in the Delaware
                           Investments family (except
                           money market funds with no
                           sales charge) as well as
                           the holdings and purchases
                           of your spouse and
                           children under 21 to
                           qualify for reduced front-
                           end sales charges.

 Reinvestment of           Up to 12 months after you    For Class A, you    For Class B, your              Not available.
 Redeemed Shares           redeem shares, you can       will not have to    account will be
                           reinvest the proceeds        pay an additional   credited with the
                           without paying a sales       front-end sales     contingent
                           charge as noted to the       charge.             deferred sales
                           right.                                           previously paid on
                                                                            the amount you
                                                                            are reinvesting.
                                                                            Your schedule for
                                                                            contingent
                                                                            deferred sales
                                                                            charges and
                                                                            conversion to
                                                                            Class A will not
                                                                            start over again; it
                                                                            will pick up from
                                                                            the point at which
                                                                            you redeemed
                                                                            your shares.

 SIMPLE IRA, SEP IRA,      These investment plans may            X          There is no reduction in sales charges for Class
 SARSEP, Prototype Profit  qualify for reduced sales                        B or Class C shares for group purchases by
 Sharing, Pension,         charges by combining the                         retirement plans.
 401(k), SIMPLE 401(k),    purchases of all members
 403(b)(7) and 457         of the group. Members of
 Retirement Plans          these groups may also
                           qualify to purchase shares
                           without a front-end sales
                           charge and may qualify for
                           a waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------

HOW TO BUY SHARES

THROUGH YOUR FINANCIAL ADVISOR [GRAPHIC OMITTED]
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

BY MAIL [GRAPHIC OMITTED]
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

BY WIRE [GRAPHIC OMITTED]
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

BY EXCHANGE [GRAPHIC OMITTED]
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

THROUGH AUTOMATED SHAREHOLDER SERVICES [GRAPHIC OMITTED]
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES
THROUGH YOUR FINANCIAL ADVISOR [GRAPHIC OMITTED]
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

BY MAIL [GRAPHIC OMITTED]
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

BY TELEPHONE [GRAPHIC OMITTED]
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

BY WIRE [GRAPHIC OMITTED]
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

THROUGH AUTOMATED SHAREHOLDER SERVICES [GRAPHIC OMITTED]
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act accounts or Uniform Transfers to Minor accounts or accounts with automatic investing plans and $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC
INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can
make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Online Account Access is a password-protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.


WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND
REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

SPECIAL SERVICES
(continued)

MONEYLINE(SM)
ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE
DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC
WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A shares and CDSC for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF
FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated. The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

FREQUENT TRADING OF FUND SHARES
(continued)
TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS,
DISTRIBUTIONS AND
TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                          Class A
---------------------------------------------------------------------------------------------------------------------
                                                                                           Year ended     7/31/01(1)
                                                                                                 6/30          to
Delaware Small Cap Growth Fund                                             2005       2004       2003     6/30/02
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.260    $ 9.170     $8.130      $8.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                   (0.138)    (0.105)    (0.083)     (0.059)
Net realized and unrealized gain (loss) on investments                    0.291      2.195      1.123      (0.311)
                                                                        -------    -------     ------     -------
Total from investment operations                                          0.153      2.090      1.040      (0.370)
                                                                        -------    -------     ------     -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                         (0.113)         -          -           -
                                                                        -------    -------     ------     -------
Total distributions                                                      (0.113)         -          -           -
                                                                        -------    -------     ------     -------
NET ASSET VALUE, END OF PERIOD                                          $11.300    $11.260     $9.170      $8.130
                                                                        =======    =======     ======     =======
TOTAL RETURN(3)                                                           1.51%     22.79%     12.79%      (4.35%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                 $14,045    $25,035     $3,586      $1,130
Ratio of expenses to average net assets                                   1.65%      1.60%      1.60%       1.60%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                           1.97%      1.95%      3.14%       6.34%
Ratio of net investment loss to average net assets                       (1.29%)    (0.99%)    (1.08%)     (0.77%)
Ratio of net investment loss to average net assets prior to expense
   limitation and expenses paid indirectly                               (1.61%)    (1.34%)    (2.62%)     (5.51%)
Portfolio turnover                                                          87%        79%        60%        138%
---------------------------------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.

HOW TO READ THE
FINANCIAL HIGHLIGHTS

NET INVESTMENT LOSS
--------------------------------------------------------------------------------
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

NET ASSET VALUE (NAV)
--------------------------------------------------------------------------------
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                                    Class B                                          Class C                              Class R
                    Year ended      7/31/01(1)                         Year ended    7/31/01(1)           Year ended      6/02/03(1)
                          6/30           to                                  6/30         to                    6/30          to
      2005      2004      2003      6/30/02         2005        2004         2003    6/30/02        2005        2004      6/30/03
-------------------------------------------      -------------------------------------------    ---------------------------------
   $11.050   $ 9.070    $8.100       $8.500      $11.050     $ 9.070       $8.100     $8.500     $11.220      $9.170       $9.040

    (0.217)   (0.184)   (0.140)      (0.118)      (0.217)     (0.184)      (0.140)    (0.117)     (0.176)     (0.144)      (0.003)
     0.280     2.164     1.110       (0.282)       0.280       2.164        1.110     (0.283)      0.289       2.194        0.133
   -------   -------    ------       ------      -------     -------       ------     ------     -------      ------       ------
     0.063     1.980     0.970       (0.400)       0.063       1.980        0.970     (0.400)      0.113       2.050        0.130
   -------   -------    ------       ------      -------     -------       ------     ------     -------      ------       ------

    (0.113)        -         -            -       (0.113)          -            -          -      (0.113)          -            -
   -------   -------    ------       ------      -------     -------       ------     ------     -------      ------       ------
    (0.113)        -         -            -       (0.113)          -            -          -      (0.113)          -            -
   -------   -------    ------       ------      -------     -------       ------     ------     -------      ------       ------
   $11.000   $11.050    $9.070       $8.100      $11.000     $11.050       $9.070     $8.100     $11.220     $11.220       $9.170
   =======   =======    ======       ======      =======     =======       ======     ======     =======     =======       ======
     0.71%    21.83%    11.98%       (4.71%)       0.71%      21.83%       11.98%     (4.71%)      1.15%      22.36%        1.44%

    $5,448    $4,844    $2,460         $783       $8,527      $6,000       $2,033       $795      $1,575        $774            -
     2.40%     2.35%     2.35%        2.35%        2.40%       2.35%        2.35%      2.35%       2.00%       1.95%        1.95%

     2.67%     2.65%     3.85%        7.09%        2.67%       2.65%        3.85%      7.09%       2.27%       2.25%        5.93%
    (2.04%)   (1.74%)   (1.83%)      (1.52%)      (2.04%)     (1.74%)      (1.83%)    (1.52%)     (1.64%)     (1.34%)      (1.09%)

    (2.31%)   (2.04%)   (3.33%)      (6.26%)      (2.31%)     (2.04%)      (3.33%)    (6.26%)     (1.91%)     (1.64%)      (5.07%)
       87%       79%       60%         138%          87%         79%          60%       138%         87%         79%          60%
-------------------------------------------      -------------------------------------------    ---------------------------------


RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
WE DETERMINE THIS RATIO BY DIVIDING NET INVESTMENT INCOME BY AVERAGE NET ASSETS.


TOTAL RETURN
--------------------------------------------------------------------------------
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
--------------------------------------------------------------------------------
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction cost and tax liability for investors and may affect a fund's performance.

GLOSSARY

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of
profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS
ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
Net assets, for purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 2000 GROWTH INDEX
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage
firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP
GROWTH FUND


                        Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

                        You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


                        --------------------------------------------------------
                        WEB SITE
                        www.delawareinvestments.com

                        E-MAIL
                        service@delinvest.com

                        SHAREHOLDER SERVICE CENTER
                        800 523-1918

                        Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

                        [_] For fund information, literature, price, yield and
                            performance figures.

                        [_] For information on existing regular investment
                            accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                        DELAPHONE SERVICE
                        800 362-FUND (800 362-3863)

                        [_] For convenient access to account information or
                            current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        DELAWARE FUND SYMBOLS
                        Delaware Small Cap Growth Fund

                                                   Cusip         Nasdaq
                                                   -----         ------
                        Class A                  246118301       DSCAX
                        Class B                  246118400       DSCBX
                        Class C                  246118509       DSCCX
                        Class R                  246118590       DSCRX

                        Investment Company Act file number: 811-1485

                                                                    MF-05-09-037
PR-509 [6/30] IVES 10/05                                                 PO10443

GROWTH-EQUITY


Prospectus OCTOBER 28, 2005
--------------------------------------------------------------------------------
           DELAWARE SMALL CAP GROWTH FUND

           INSTITUTIONAL CLASS




                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

Table of contents

..................................................................
FUND PROFILE                                               page 2
Delaware Small Cap Growth Fund                                  2
..................................................................
HOW WE MANAGE THE FUND                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
Disclosure of portfolio holdings information                    8
..................................................................
WHO MANAGES THE FUND                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
..................................................................
ABOUT YOUR ACCOUNT                                        page 11
Investing in the Fund                                          11
How to buy shares                                              12
Fair valuation                                                 13
How to redeem shares                                           13
Account minimum                                                14
Exchanges                                                      14
Frequent trading of Fund shares                                14
Dividends, distributions and taxes                             16
Certain management considerations                              16
..................................................................
FINANCIAL HIGHLIGHTS                                      page 17
..................................................................
GLOSSARY                                                  page 19

Profile: Delaware Small Cap Growth Fund

WHAT IS THE FUND'S GOAL?

    Delaware Small Cap Growth Fund seeks to provide long-term capital growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

    o Investors with long-term financial goals.

    o Investors seeking an investment primarily in common stocks.

    o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

WHO should not INVEST IN THE FUND

    o Investors with short-term financial goals.

    o Investors whose primary goal is current income.

    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of small capitalization companies (the "80% policy").

The Fund uses a bottom-up approach to security selection that seeks companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to be leaders, in their respective industries. This means we search for outstanding performance of individual stocks before considering the impact of economic trends. We look at estimated growth rates, price-to-earnings ratios, market capitalization and cash flows as we strive to determine how attractive a company is relative to other companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE SMALL CAP GROWTH FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show the return for the Fund's Institutional Class shares for the past three calendar years as well as the average annual returns for these shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would have been lower without the caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)


-15.14%        41.60%        11.64%
-----------------------------------
 2002          2003          2004

As of September 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of 1.82%. During the period illustrated in this bar chart, Institutional Class' highest quarterly return was 23.46% for the quarter ended June 30, 2003 and its lowest quarterly return was -14.86% for the quarter ended September 30, 2002.

                                                                                                                       LIFETIME
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                                                           1 YEAR    (7/31/01)
--------------------------------------------------------------------------------------------------------------------------------
                                                            Return before taxes                              11.64%      10.73%

                                                            Return after taxes on distributions              11.45%      10.67%

                                                            Return after taxes on distributions and sale
                                                               of Fund shares                                 7.75%       9.26%

                                                            Russell 2000 Growth Index
                                                               (reflects no deduction for
                                                               fees, expenses, or taxes)                     14.31%       4.82%

The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
----------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from     Maximum sales charge (load) imposed on
your investments when you buy or sell             purchases as a percentage of offering price         none
shares of the Institutional Class.
                                               Maximum contingent deferred sales charge
                                                  (load) as a percentage of original purchase
                                                  price or redemption price, whichever is lower       none

                                               Maximum sales charge (load) imposed
                                                  on reinvested dividends                             none

                                               Redemption fees                                        none

                                               Exchange fees(1)                                       none
----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are             Management fees                                       1.00%
deducted from the Fund's assets.
                                               Distribution and service (12b-1) fees                  none

                                               Other expenses(2)                                     0.62%

                                               Total operating expenses                              1.62%

                                               Fee waivers and payments(3)                         (0.27%)

                                               Net expenses                                          1.35%


----------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you           1 year                                                 $137
compare the cost of investing in the Fund
to the cost of investing in other mutual       3 years                                                $485
funds with similar investment objectives.
We show the cumulative amount of Fund          5 years                                                $856
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the      10 years                                             $1,899
time shown.(4) This is an example only,
and does not represent future expenses,
which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(3) The investment manager has contracted to waive fees and pay expenses through October 31, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.35% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

How we manage the Fund

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors we think are best for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goal.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


We strive to identify common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. We will consider small cap companies generally to be those that have a market capitalization within the range of the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes from time to time.

The Fund employs a bottom-up security selection approach in seeking companies with high-expected growth in earnings and revenues, which are believed to be leaders, or are expected to become leaders, in their respective market niches. In our search for such companies, we will evaluate a stock's current valuation by reviewing historical factors such as price-to-earnings ratios, price-to-book, price-to-free cashflow, and revenues, as well as historic and projected earnings and growth rates.

Once we identify securities that have attractive characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, how high the company's return on equity is, and how stringent the company's financial and accounting policies are.

We rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with at least 80% in small, growth-oriented companies.
corporation's profits and losses proportionate to the number of shares they own.

CONVERTIBLE SECURITIES: Usually preferred stocks or                  The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of            them on the basis of the common stock into which they can be
shares of common stock at a predetermined price.                     converted, not on the basis of the debt ratings of the
                                                                     convertible securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in          short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a          to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,            have collateral of at least 102% of the repurchase price.
plus an amount equal to an agreed upon interest rate.                The Fund may not have more than 10% of its assets in
Repurchase agreements are often viewed as equivalent to              repurchase agreements with maturities of over seven days.
cash.                                                                The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are issued by a            The Fund may invest without limit in ADRs and will do so
U.S. bank and represent the bank's holdings of a stated              when we believe they offer greater value and greater
number of shares of a foreign corporation. An ADR entitles           appreciation potential than U.S. securities.
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

RESTRICTED SECURITIES: Privately placed securities whose             The Fund may invest in privately placed securities including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as Rule 144A Securities.

OPTIONS AND FUTURES: Options represent a right to buy or             If we have stocks that appreciated in price, we may want to
sell a security at an agreed upon price at a future date.            protect those gains when we anticipate adverse conditions.
The purchaser of an option may or may not choose to go               We might use options or futures to neutralize the effect of
through with the transaction. Futures contracts are                  any price declines, without selling the security. We might
agreements for the purchase or sale of securities at a               also use options or futures to gain exposure to a particular
specified price, on a specified date. Unlike an option, a            market segment without purchasing individual securities in
futures contract must be executed unless it is sold before           that segment. We might use this approach if we had excess
the settlement date.Certain options and futures may be               cash that we wanted to invest quickly. We might use covered
considered to be derivative securities.                              call options if we believe that doing so would help the Fund to meet its investment objective. Use of these strategies
                                                                     can increase the operating costs of the Fund and can lead to loss of principal.
-----------------------------------------------------------------------------------------------------------------------------------

6

-----------------------------------------------------------------------------------------------------------------------------------
                           SECURITIES                                                      HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready             The Fund may invest no more than 15% of net assets in
market, and cannot be easily sold within seven days at               illiquid securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions of these securities as well as other securities in which the Fund may invest.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. High turnover rate can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                           RISKS                                                     HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond             securities that we believe can continue to provide returns
market -- will decline in value because of factors such as           over an extended period of time regardless of interim market
economic conditions, future expectations or investor                 fluctuations We do not try to predict overall stock market
confidence.                                                          movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

SMALL COMPANY RISK is the risk that prices of smaller                The Fund maintains a diversified portfolio, selects stocks
companies may be more volatile than larger companies because         carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

INTEREST RATE RISK is the risk that securities, particularly         The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if              seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates          with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by            situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money           ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by             potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also         stock is taken into consideration before a stock is
be affected by interest rate changes because such changes            purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                      companies some of which may be more or less sensitive to
                                                                     interest rate changes.

LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund values them.

FUTURES AND OPTIONS RISK is the possibility that a fund may          We will not use futures and options for speculative reasons.
experience a significant loss if it employs an options or            We may use futures and options to protect gains in the
futures strategy related to a security or a market index and         portfolio without actually selling a security. We may also
that security or index moves in the opposite direction from          use options and futures to quickly invest excess cash so
what the portfolio manager anticipated. Futures and options          that the portfolio is generally fully invested.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.

FOREIGN RISK is the risk that foreign securities may be              The Fund typically invests only a small portion its
adversely affected by political instability, changes in              portfolio in foreign securities or ADRs. When we do purchase
currency exchange rates, foreign economic conditions or              foreign securities, they are often denominated in U.S.
inadequate regulatory and accounting standards.                      dollars. We also tend to avoid markets where we believe
                                                                     accounting standards or the regulatory structure are
                                                                     underdeveloped.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.73% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to expense caps.


A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the period ending June 30, 2005.

PORTFOLIO MANAGERS

Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer -- Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since July 2001.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has been managing the Fund since July 2001.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2004.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since July 2001.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------       Mellon Bank, N.A.
    2005 Market Street                                -------------------                         One Mellon Center
Philadelphia, PA 19103-7094                           |                 |                       Pittsburgh, PA 15258
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                    |          |
                                                                  -----------------
                                                                     SHAREHOLDERS
                                                                  -----------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

    o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

    o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

    o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

    o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

    o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

    o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

    o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

HOW TO BUY SHARES


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account Number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call the Shareholder Service Center at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES

You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C and Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

FREQUENT TRADING OF FUND SHARES

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sale and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                              --------------------------------------------
                                                                                       INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------

                                                                                    Year ended  7/31/01(1)
                                                                                          6/30          to
                                                                 2005        2004         2003     6/30/02
Delaware Small Cap Growth Fund
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.330     $ 9.210       $8.140      $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                         (0.111)     (0.079)      (0.063)     (0.040)

Net realized and unrealized gain (loss) on investments          0.294       2.199        1.133      (0.320)
                                                              -------     -------       ------      ------
Total from investment operations                                0.183       2.120        1.070      (0.360)
                                                              -------     -------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                               (0.113)         --           --          --
                                                              -------     -------       ------      ------
Total distributions                                            (0.113)         --           --          --
                                                              -------     -------       ------      ------
NET ASSET VALUE, END OF PERIOD                                $11.400     $11.330       $9.210      $8.140
                                                              =======     =======       ======      ======

TOTAL RETURN(3)                                                 1.76%      23.02%       13.14%      (4.24%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                            $8      $1,287       $2,169      $1,915

Ratio of expenses to average net assets                         1.40%       1.35%        1.35%       1.35%

Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.67%       1.65%        2.85%       6.09%

Ratio of net investment loss to average net assets             (1.04%)     (0.74%)      (0.83%)     (0.52%)

Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly          (1.31%)     (1.04%)      (2.33%)     (5.26%)

Portfolio turnover                                                87%         79%          60%        138%
----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

NET INVESTMENT LOSS
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction cost and tax liability for investors and may affect a fund's performance.

Glossary

HOW TO USE THIS GLOSSARY

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
Net assets, for purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 2000 GROWTH INDEX
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP
GROWTH FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free
800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at
202 942-8090.
--------------------------------------------------------------------------------
WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

[ ] For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Small Cap Growth Fund

                                         Cusip         Nasdaq
                                         -----         ------
Institutional Class                    246118608       DSCIX

Investment Company Act file number: 811-4997


                                                                    MF-05-09-036
PR-512 [6/30] IVES 10/05                                                 PO10444

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

GROWTH-EQUITY

Prospectus OCTOBER 28, 2005
--------------------------------------------------------------------------------
           DELAWARE TREND FUND

           CLASS A [] CLASS B [] CLASS C [] CLASS R






                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                 APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
                 REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents


..................................................................
FUND PROFILE                                               page 2
Delaware Trend Fund                                             2
..................................................................
HOW WE MANAGE THE FUND                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
Disclosure of portfolio holdings information                    8
..................................................................
WHO MANAGES THE FUND                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
..................................................................
ABOUT YOUR ACCOUNT                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
   Dealer compensation                                         13
How to reduce your sales charge                                14
How to buy shares                                              15
Fair valuation                                                 16
Retirement plans                                               16
How to redeem shares                                           17
Account minimums                                               18
Special services                                               19
Frequent trading of Fund shares                                20
Dividends, distributions and taxes                             23
Certain management considerations                              23
..................................................................
FINANCIAL HIGHLIGHTS                                      page 24
..................................................................
GLOSSARY                                                  page 26

Profile: Delaware Trend Fund

WHAT IS THE FUND'S GOAL?

    Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHO should INVEST IN THE FUND

o  Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

WHO should not INVEST IN THE FUND

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth. As these companies grow, we will normally hold their stocks until we believe they have achieved their growth potential or until we find what we believe to be better growth opportunities.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE TREND FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all shares for the one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (Class A)

42.51%    10.71%    19.43%    13.57%    71.33%    -6.79%     -14.88%     -20.25%    33.38%    12.30%
----------------------------------------------------------------------------------------------------
 1995      1996      1997      1998      1999      2000        2001        2002      2003      2004

                *Returns for 1999 were unusually high and may not be duplicated.


As of September 30, 2005, the Fund's Class A shares had a calendar year-to-date return of -0.85%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 35.00% for the quarter ended December 31, 1999 and its lowest quarterly return -26.43% for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

                                                                                                                         10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/04                                                   1 YEAR     5 YEARS   LIFETIME**
------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A return before taxes                         5.85%      -2.23%     12.59%

                                                  Class A return after taxes on distributions         5.85%      -2.52%     10.81%

                                                  Class A return after taxes on distributions and
                                                     sale of Fund shares                              3.80%      -1.91%     10.29%

                                                  Class B return before taxes*                        7.55%      -2.18%     12.60%

                                                  Class C return before taxes*                       10.52%      -1.75%     10.05%

                                                  Class R return before taxes                        12.00%         N/A     17.85%

                                                  Russell 2000 Growth Index (reflects no
                                                     deduction for fees, expenses or taxes)          14.31%      -3.57%      7.12%

  The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 11.55%, -1.76% and 12.60% for the one-year, five-year and 10-year periods, respectively. Returns for Class B shares reflect conversion to Class A shares after approximately eight years. If shares were not redeemed, returns before taxes for Class C would be 11.52%, -1.75% and 10.05% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class C and Class R shares of the Fund were November 29, 1995 and June 2, 2003, respectively. Russell 2000 Growth Index return is for 10 years. Index returns for Class C and Class R lifetimes were 4.95% and 26.51%, respectively. Russell 2000 Growth Index reports returns on a monthly basis. Index returns for Class C and Class R lifetimes reflect the return from November 30, 1995 and June 30, 2003, respectively, through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?    CLASS                                                   A         B         C           R
-----------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly      Maximum sales charge (load) imposed on
from your investments when you buy or        purchases as a percentage of offering price      5.75%      none      none        none
sell shares of the Fund. You do not
pay sales charge when you buy or sell     Maximum contingent deferred sales charge
Class R shares.                              (load) as a percentage of original purchase
                                             price or redemption price, whichever is lower     none(1)  4.00%(2)   1.00%(3)    none

                                          Maximum sales charge (load) imposed on
                                             reinvested dividends                              none      none       none       none

                                          Redemption fees                                      none      none       none       none

                                          Exchange fees(4)                                     none      none       none       none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are        Management fees                                     0.70%     0.70%      0.70%      0.70%
deducted from the Fund's assets.
                                          Distribution and service (12b-1) fees(5)            0.30%     1.00%      1.00%      0.60%

                                          Other expenses(6)                                   0.38%     0.38%      0.38%      0.38%

                                          Total operating expenses                            1.38%     2.08%      2.08%      1.68%

                                          Fee waivers and payments(5)                            --        --         --    (0.10%)

                                          Net expenses                                           --        --         --      1.58%

                                          CLASS(8)            A            B              B           C              C            R
                                                                              (if redeemed)              (if redeemed)
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you      1 year           $707         $211           $611        $211           $311         $160
compare the cost of investing in the      3 years          $987         $652           $927        $652           $652         $520
Fund to the cost of investing in other    5 years        $1,287       $1,119         $1,344      $1,119         $1,119         $903
mutual funds with similar investment      10 years       $2,137       $2,231         $2,231      $2,410         $2,410       $1,979
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000
with an annual 5% return over the time
shown.(7) This is an example only, and
does not represent future expenses,
which may be greater or less than
those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Distributor has contracted to limit the Class R shares 12b-1 fees through October 31, 2006 to no more than 0.50% of average daily net assets.

(6) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

OUR INVESTMENT STRATEGIES

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings. Following is a description of how the portfolio manager pursues the Fund's investment goal.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware Trend Fund studies:

o  the operational history of the company;

o  its strategic focus; and

o  its competitive environment.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek to maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock with at least 65% in small, growth-oriented companies.
corporation's profits and losses proportionate to the number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are issued by a             We may hold ADRs when we believe they offer greater value
U.S. bank and represent the bank's holdings of a stated               and greater appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of                Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in           short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a           to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,             have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.                 may not have more than 10% of its assets in repurchase
Repurchase agreements are often viewed as equivalent to               agreements with maturities of over seven days. The Fund will
cash.                                                                 only enter into repurchase agreements in which the
                                                                      collateral is comprised of U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose              The Fund may invest in privately placed securities including
resale is restricted under securities law.                            those that are eligible for resale only among certain
                                                                      institutional buyers without registration, which are
                                                                      commonly known as Rule 144A Securities. Restricted
                                                                      securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is
                                                                      described below.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                       SECURITIES                                                          HOW WE USE THEM
-----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do not have a ready              We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
-----------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including convertible securities, warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                             RISKS                                                 HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond              securities that we believe can appreciate over an extended
market -- will decline in value because of factors such as            period of time regardless of interim market fluctuations. We
economic conditions, future expectations or investor                  do not try to predict overall stock market movements and
confidence.                                                           though we may hold securities for any amount of time, we
                                                                      generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK is the risk that the value of              We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an                industry and in any individual security. We also follow a
individual stock or bond will decline because of changing             rigorous selection process before choosing securities and
expectations for the performance of that industry or for the          continuously monitor them while they remain in the
individual company issuing the stock.                                 portfolio.

SMALL COMPANY RISK is the risk that prices of smaller                 The Fund maintains a diversified portfolio, selects stocks
companies may be more volatile than larger companies because          carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

INTEREST RATE RISK is the risk that securities, particularly          The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if               seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates           with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by             situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money            ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by              potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also          stock is taken into consideration before a stock is
be affected by interest rate changes because such changes             purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                       companies some of which may be more or less sensitive to
                                                                      interest rate changes.

FOREIGN RISK is the risk that foreign securities may be               We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in               portfolio in foreign corporations indirectly through
currency exchange rates, foreign economic conditions or               American Depositary Receipts. We may invest directly in
inadequate regulatory and accounting standards.                       foreign securities, but currently do not intend to. When we do purchase ADRs, they are generally denominated in U.S.
                                                                      dollars and traded on a U.S. exchange.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.70% as a percentage of average daily net assets for the last fiscal year.


A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the period ending June 30, 2005.

PORTFOLIO MANAGERS

Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since December 1998.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has managed the Fund since November 1999.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2004.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since December 1998.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          DISTRIBUTOR               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               FINANCIAL ADVISORS
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  SHAREHOLDERS
                                                                  ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients - analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

       CHOOSING A SHARE CLASS

CLASS  o Class A shares have an up-front sales charge of up to 5.75% that you
  A pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

       o If you invest $50,000 or more, your front-end sales charge will be reduced.

       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

       o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

       o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

--------------------------------------------------------------------------------
                                 SALES CHARGE AS %            SALES CHARGE AS %
      AMOUNT OF PURCHASE         OF OFFERING PRICE            OF AMOUNT INVESTED
--------------------------------------------------------------------------------
      Less than $50,000               5.75%                        6.54%

  $50,000 but under $100,000          4.75%                        5.41%

 $100,000 but under $250,000          3.75%                        4.31%

 $250,000 but under $500,000          2.50%                        3.00%

$500,000 but under $1 million         2.00%                        2.44%
--------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 13 for a description of the amount of dealer commission that is paid.
--------------------------------------------------------------------------------
                                 SALES CHARGE AS %            SALES CHARGE AS %
      AMOUNT OF PURCHASE         OF OFFERING PRICE            OF AMOUNT INVESTED
--------------------------------------------------------------------------------
   $1 million up to $5 million        none                         none

Next $20 million up to $25 million    none                         none

   Amount over $25 million            none                         none
--------------------------------------------------------------------------------

CLASS  o Class B shares have no up-front sales charge, so the full amount of
  B your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

       o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


CLASS  o Class C shares have no up-front sales charge, so the full amount of
  C your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

       o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

       o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

       o Unlike Class B shares, Class C shares do not automatically convert into another class.

       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS  o Class R shares have no up-front sales charge, so the full amount of
  R your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

       o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

       o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

       o Unlike Class B shares, Class R shares do not automatically convert into another class.

       o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on the Delaware Investments retirement record keeping system or the BISYS retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DEALER COMPENSATION

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                               CLASS A(1)   CLASS B(2)    CLASS C(3)  CLASS R(4)
--------------------------------------------------------------------------------
COMMISSION (%)                         --      4.00%        1.00%           --

Investment up to $49,999            5.00%         --           --           --

$50,000 to $99,999                  4.00%         --           --           --

$100,000 to $249,999                3.00%         --           --           --

$250,000 to $499,999                2.00%         --           --           --

$500,000 to $999,999                1.60%         --           --           --

$1,000,000 to $4,999,999            1.00%         --           --           --

$5,000,000 to $24,999,999           0.50%         --           --           --

$25,000,000 or more                 0.25%         --           --           --

12B-1 FEE TO DEALER                 0.30%      0.25%        1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992, a lesser amount may be paid.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets, however, the Distributor has contracted to limit this amount to 0.50% through October 31, 2006. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Class R shares have no up-front sales charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 SHARE CLASS
      PROGRAM                        HOW IT WORKS                       A                            B                    C
-----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X               Although the Letter of Intent and Rights of
                           agree to invest a certain amount                             Accumulation do not apply to the purchase of
                           in Delaware Investments funds                                Class B and Class C shares, you can combine
                           (except money market funds with                              your purchase of Class A shares with your
                           no sales charge) over a 13-month                             purchase of Class B and Class C shares to
                           period to qualify for reduced                                fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                     Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem      For Class A, you       For Class B, your         Not available.
Redeemed Shares            shares, you can reinvest the          will not have to pay   account will be
                           proceeds without paying a sales       an additional          credited with the
                           charge as noted to the right.         front-end sales        contingent deferred
                                                                 charge.                sales charge you
                                                                                        previously paid on
                                                                                        the amount you are
                                                                                        reinvesting. Your
                                                                                        schedule for
                                                                                        contingent deferred
                                                                                        sales charges and
                                                                                        conversion to Class
                                                                                        A will not start
                                                                                        over again; it will
                                                                                        pick up from the
                                                                                        point at which you
                                                                                        redeemed your
                                                                                        shares.

SIMPLE IRA, SEP/IRA,       These investment plans may                   X               There is no reduction in sales charges for
SAR SEP, Prototype Profit  qualify for reduced sales                                    Class B or Class C shares by group purchases
Sharing, Pension, 401(k),  charges by combining the                                     by retirement plans.
SIMPLE 401(k), 403(b)(7),  purchases of all members of the
and 457 Retirement Plans   group. Members of these groups
                           may also qualify to purchase
                           shares without a front-end sales
                           charge and may qualify for a
                           waiver of any contingent
                           deferred sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

14

HOW TO BUY SHARES

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

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BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

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BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

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THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESAs, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

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BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

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BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform to Transfers to Minors accounts or accounts with automatic investing plans, and $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS

Online Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

WEALTH BUILDER OPTION

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES

You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

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MONEYLINE(SM) ON DEMAND SERVICE

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             Year ended
                                                                                                                   6/30
Delaware Trend Fund                                              2005        2004         2003        2002         2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $19.940     $16.220      $15.770     $19.260      $27.800

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                         (0.185)     (0.195)      (0.138)     (0.151)      (0.146)

Net realized and unrealized gain (loss) on investments          0.425       3.915        0.588      (3.339)      (6.279)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.240       3.720        0.450      (3.490)      (6.425)
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                   --          --           --          --       (2.115)
                                                              -------     -------      -------     -------      -------
Total distributions                                                --          --           --          --       (2.115)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                                $20.180     $19.940      $16.220     $15.770      $19.260
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 1.20%      22.93%        2.85%     (18.12%)     (25.22%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $748,151    $956,366     $770,744    $829,409     $856,732

Ratio of expenses to average net assets                         1.40%       1.50%        1.50%       1.45%        1.34%

Ratio of net investment loss to average net assets             (0.98%)     (1.06%)      (0.98%)     (0.91%)      (0.68%)

Portfolio turnover                                                44%         59%          40%         47%          50%
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(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge, as applicable. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(3) Date of initial public offering; ratios and portfolio turnover have been annualized but total return has not been annualized.

     HOW TO READ THE    NET INVESTMENT            NET REALIZED AND UNREALIZED GAIN (LOSS)
FINANCIAL HIGHLIGHTS    INCOME (LOSS)             ON INVESTMENTS                                    NET ASSET VALUE (NAV)
                        -------------------------------------------------------------------------------------------------
                        Net investment            A realized gain occurs when we sell an            This is the value of
                        income (loss)             investment at a profit, while a realized          a mutual fund share,
                        includes dividend         loss occurs when we sell an investment            calculated by
                        and interest income       at a loss. When an investment increases           dividing the net
                        earned from a fund's      or decreases in value but we do not sell          assets by the number
                        investments; it is        it, we record an unrealized gain or               of shares
                        after expenses have       loss. The amount of realized gain per             outstanding.
                        been deducted.            share, if any, that we pay to
                                                  shareholders would be listed under "Less
                                                  dividends and distributions from: Net
                                                  realized gain on investments."

24

------------------------------------------------------------     ---------------------------------------------------------
                                                     CLASS B                                                       CLASS C
------------------------------------------------------------     ---------------------------------------------------------
                                                  Year ended                                                    Year ended
                                                        6/30                                                          6/30
    2005           2004        2003         2002        2001         2005        2004         2003        2002        2001
------------------------------------------------------------     ---------------------------------------------------------
 $18.160        $14.880     $14.570      $17.920     $26.180      $18.480     $15.140      $14.820     $18.230     $26.600


  (0.305)        (0.312)     (0.226)      (0.258)     (0.283)      (0.308)     (0.315)      (0.228)     (0.250)     (0.280)

   0.385          3.592       0.536       (3.092)     (5.862)       0.398       3.655        0.548      (3.160)     (5.975)
 -------        -------     -------      -------     -------      -------     -------      -------     -------     -------
   0.080          3.280       0.310       (3.350)     (6.145)       0.090       3.340        0.320      (3.410)     (6.255)
 -------        -------     -------      -------     -------      -------     -------      -------     -------     -------

      --             --          --           --      (2.115)          --          --           --          --      (2.115)
 -------        -------     -------      -------     -------      -------     -------      -------     -------     -------
      --             --          --           --      (2.115)          --          --           --          --      (2.115)
 -------        -------     -------      -------     -------      -------     -------      -------     -------     -------
 $18.240        $18.160     $14.880      $14.570     $17.920      $18.570     $18.480      $15.140     $14.820     $18.230
 =======        =======     =======      =======     =======      =======     =======      =======     =======     =======

   0.44%         22.04%       2.13%      (18.65%)    (25.76%)       0.49%      22.06%        2.16%     (18.70%)    (25.73%)

$138,515       $188,363    $176,460     $199,027    $247,230     $145,328    $177,631     $134,153    $130,860    $127,154

   2.10%          2.20%       2.20%        2.16%       2.05%        2.10%       2.20%        2.20%       2.16%       2.05%

  (1.68%)        (1.76%)     (1.68%)      (1.62%)     (1.39%)      (1.68%)     (1.76%)      (1.68%)     (1.62%)     (1.39%)

     44%            59%         40%          47%         50%          44%         59%          40%         47%         50%
------------------------------------------------------------     ---------------------------------------------------------

-----------------------------------
                            CLASS R
-----------------------------------
            Year ended   6/02/03(3)
                  6/30           to
      2005        2004      6/30/03
-----------------------------------
   $19.880     $16.220      $16.260


    (0.246)     (0.258)      (0.011)

     0.426       3.918       (0.029)
   -------     -------      -------
     0.180       3.660       (0.040)
   -------     -------      -------

        --          --           --
   -------     -------      -------
        --          --           --
   -------     -------      -------
   $20.060     $19.880      $16.220
   =======     =======      =======

     0.91%      22.56%       (0.25%)


    $6,621      $2,149           $0

     1.70%       1.80%        1.95%

    (1.28%)     (1.36%)      (1.49%)

       44%         59%          40%
-----------------------------------


                                                                                          RATIO OF NET
                                                           RATIO OF EXPENSES TO           INVESTMENT LOSS TO
TOTAL RETURN                      NET ASSETS               AVERAGE NET ASSETS             AVERAGE NET ASSETS   PORTFOLIO TURNOVER
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate that     Net assets represent     The expense ratio is the       We determine this    This figure tells
an investor would have earned     the total value of       percentage of net assets that  ratio by dividing    you the amount of
or lost on an investment in a     all the assets in a      a fund pays annually for       net investment       trading activity in
fund. In calculating this         fund's portfolio,        operating expenses and         income by average    a fund's portfolio.
figure for the financial          less any                 management fees. These         net assets.          A turnover rate of
highlights table, we include      liabilities, that        expenses include accounting                         100% would occur if,
applicable fee waivers,           are attributable to      and administration expenses,                        for example, a fund
exclude front-end and             that class of the        services for shareholders and                       bought and sold all
contingent deferred sales         fund.                    similar expenses.                                   of the securities in
charges, and assume the                                                                                        its portfolio once
shareholder has reinvested all                                                                                 in the course of a
dividends and realized gains.                                                                                  year or frequently
                                                                                                               traded a single
                                                                                                               security. High
                                                                                                               turnover can result
                                                                                                               in increased
                                                                                                               transaction cost and
                                                                                                               tax liability for
                                                                                                               investors and may
                                                                                                               affect a fund's
                                                                                                               performance.

Glossary

HOW TO USE THIS GLOSSARY

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 2000 GROWTH INDEX
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TREND FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free
800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at
202 942-8090.
--------------------------------------------------------------------------------
WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

[] For fund information, literature, price, yield and performance figures.
[] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[] For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Trend Fund

                            Cusip         Nasdaq
                            -----         ------
Class A                   245905104       DELTX
Class B                   245905302       DERBX
Class C                   245905401       DETCX
Class R                   245905500       DETRX

Investment Company Act file number: 811-1485

                                                                    MF-05-09-105
PR-003 [6/30] IVES 10/05                                                 PO10485

GROWTH-EQUITY

Prospectus OCTOBER 28, 2005
--------------------------------------------------------------------------------
           DELAWARE TREND FUND

           INSTITUTIONAL CLASS









                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                 APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
                 REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

Table of contents

..................................................................
FUND PROFILE                                               page 2
Delaware Trend Fund                                             2
..................................................................
HOW WE MANAGE THE FUND                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
Disclosure of portfolio holdings information                    8
..................................................................
WHO MANAGES THE FUND                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
..................................................................
ABOUT YOUR ACCOUNT                                        page 11
Investing in the Fund                                          11
How to buy shares                                              12
Fair valuation                                                 13
How to redeem shares                                           13
Account minimum                                                14
Exchanges                                                      14
Frequent trading of Fund shares                                14
Dividends, distributions and taxes                             16
Certain management considerations                              16
..................................................................
FINANCIAL HIGHLIGHTS                                      page 17
..................................................................
GLOSSARY                                                  page 19

Profile: Delaware Trend Fund

WHAT IS THE FUND'S GOAL?

    Delaware Trend Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHO should INVEST IN THE FUND

   o Investors with long-term financial goals.

   o Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

WHO should not INVEST IN THE FUND

   o Investors with short-term financial goals.

   o Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth. As these companies grow, we will normally hold their stocks until we believe they have achieved their growth potential or until we find what we believe to be better growth opportunities.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE TREND FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years as well as the average annual returns for the one-year, five-year and ten-year periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

42.90%   10.87%    19.86%    13.84%     71.82%   -6.52%   -14.63%   -20.02%    33.81%    12.61%
-----------------------------------------------------------------------------------------------
 1995     1996      1997      1998      1999*     2000      2001      2002      2003      2004

               * Returns for 1999 were unusually high and may not be duplicated.


As of September 30, 2005, the Fund's Institutional Class shares had a calendar year-to-date return of -0.63%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 35.09% for the quarter ended December 31, 1999 and its lowest quarterly return was -26.38% for the quarter ended September 30, 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/04                                              1 YEAR     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
                                                       Return before taxes                      12.61%      -0.78%       13.58%

                                                       Return after taxes on distributions      12.61%      -1.06%       11.81%

                                                       Return after taxes on distributions
                                                          and sale of Fund shares                8.20%      -0.69%       11.21%

                                                       Russell 2000 Growth Index
                                                          (reflects no deduction for fees,
                                                          expenses or taxes)                    14.31%      -3.57%        7.12%

The Fund's returns are compared to the performance of the Russell 2000 Growth Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-----------------------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments          Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.                 purchases as a percentage of offering price            none
                                                                     Maximum contingent deferred sales charge
                                                                        (load) as a percentage of original purchase
                                                                        price or redemption price, whichever is lower          none
                                                                     Maximum sales charge (load) imposed
                                                                        on reinvested dividends                                none
                                                                     Redemption fees                                           none
                                                                     Exchange fees(1)                                          none
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's          Management fees                                          0.70%
assets.                                                              Distribution and service (12b-1) fees                     none
                                                                     Other expenses(2)                                        0.38%
                                                                     Total operating expenses                                 1.08%
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of             1 year                                                    $110
investing in the Fund to the cost of investing in other              3 years                                                   $343
mutual funds with similar investment objectives. We show the         5 years                                                   $595
cumulative amount of Fund expenses on a hypothetical                 10 years                                                $1,317
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in Other Expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholders meeting and issue a proxy statement during the upcoming fiscal year.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

OUR INVESTMENT STRATEGIES
We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings. Following is a description of how the portfolio manager pursues the Fund's investment goal.


          We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Delaware Trend Fund studies:

o  the operational history of the company;

o  its strategic focus; and

o  its competitive environment.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflows as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting securities for the portfolio. That research may include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we seek to maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      SECURITIES                                                           HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock with at least 65% in small, growth-oriented companies.
corporation's profits and losses proportionate to the number of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRs): ADRs are issued by a            We may hold ADRs when we believe they offer greater value
U.S. bank and represent the bank's holdings of a stated              and greater appreciation potential than U.S. securities.
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities in          short-term investment for the Fund's cash position. In order
which the seller agrees to buy the securities back within a          to enter into these repurchase agreements, the Fund must
specified time at the same price the buyer paid for them,            have collateral of 102% of the repurchase price. The Fund
plus an amount equal to an agreed upon interest rate.                may not have more than 10% of its assets in repurchase
Repurchase agreements are often viewed as equivalent to              agreements with maturities of over seven days. The Fund will
cash.                                                                only enter into repurchase agreements in which the
                                                                     collateral is comprised of U.S. government securities.

RESTRICTED SECURITIES: Privately placed securities whose             The Fund may invest in privately placed securities including
resale is restricted under securities law.                           those that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as Rule 144A Securities. Restricted
                                                                     securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is
                                                                     described below.

ILLIQUID SECURITIES: Securities that do not have a ready             We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including convertible securities, warrants, preferred stocks and bonds. The Fund may invest a portion of its net assets in foreign securities directly, although we have no present intention of doing so. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, it may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    RISKS                                                        HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond              securities that we believe can appreciate over an extended
market - will decline in value because of factors such as            period of time regardless of interim market fluctuations. We
economic conditions, future expectations or investor                 do not try to predict overall stock market movements and
confidence.                                                          though we may hold securities for any amount of time, we
                                                                     generally do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process before choosing securities and
expectations for the performance of that industry or for the         continuously monitor them while they remain in the
individual company issuing the stock.                                portfolio.

SMALL COMPANY RISK is the risk that prices of smaller                The Fund maintains a diversified portfolio, selects stocks
companies may be more volatile than larger companies because         carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.

INTEREST RATE RISK is the risk that securities, particularly         The Fund can invest in small- or mid-cap companies and we
bonds with longer maturities, will decrease in value if              seek to address the potential interest rate risks associated
interest rates rise and increase in value if interest rates          with those holdings by analyzing each company's financial
fall. However, investments in equity securities issued by            situation and its cash flow to determine the company's
small and medium-sized companies, which often borrow money           ability to finance future expansion and operations. The
to finance operations, may also be adversely affected by             potential impact that rising interest rates might have on a
rising interest rates. Financial services companies may also         stock is taken into consideration before a stock is
be affected by interest rate changes because such changes            purchased. The Fund holds a mix of different financial
impact their cost of capital and profitability.                      companies some of which may be more or less sensitive to
                                                                     interest rate changes.

FOREIGN RISK is the risk that foreign securities may be              We typically invest only a small portion of the Fund's
adversely affected by political instability, changes in              portfolio in foreign corporations indirectly through
currency exchange rates, foreign economic conditions or              American Depositary Receipts. We may invest directly in
inadequate regulatory and accounting standards.                      foreign securities, but currently do not intend to. When we do purchase ADRs, they are generally denominated in U.S.
                                                                     dollars and traded on a U.S. exchange.

LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund

INVESTMENT MANAGER

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.70% as a percentage of average daily net assets for the last fiscal year.


A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the period ending June 30, 2005.

PORTFOLIO MANAGERS
Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.

MARSHALL T. BASSETT, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since December 1998.

STEVEN G. CATRICKS, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.

BARRY S. GLADSTEIN, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.

CHRISTOPHER M. HOLLAND, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

STEVEN T. LAMPE, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has managed the Fund since November 1999.

MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2004.

RUDY D. TORRIJOS III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since December 1998.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       BOARD OF TRUSTEES
                                                      -------------------
----------------------------                                  |                              ---------------------------
    INVESTMENT MANAGER                                -------------------                            CUSTODIAN
Delaware Management Company   ---------------------        THE FUND      ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                           DISTRIBUTOR              |
                   |                     Delaware Distributors, L.P.    ------------------------------
----------------------------               2005 Market Street                    SERVICE AGENT
  PORTFOLIO MANAGERS                     Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     FINANCIAL INTERMEDIARY WHOLESALER         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                       |       |
                                                                     ------------
                                                                     SHAREHOLDERS
                                                                     ------------

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

HOW TO BUY SHARES

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BY MAIL
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

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BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[Image of an envelope omitted]
BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

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BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You may exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C and Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.


FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

The Fund's market timing policy reserves the right but does not require the Fund to take action in response to frequent trading activity. The Fund therefore could elect to take no action, and as a result, frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS The Fund may accept investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                   INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            Year ended
                                                                                                                  6/30
Delaware Trend Fund                                            2005         2004        2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.830     $16.890      $16.370     $19.940      $28.630
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                         (0.129)     (0.141)      (0.096)     (0.102)      (0.084)
Net realized and unrealized gain (loss)
   on investments                                               0.429       4.081        0.616      (3.468)      (6.491)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.300       3.940        0.520      (3.570)      (6.575)
                                                              -------     -------      -------     -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                    -           -            -           -       (2.115)
                                                              -------     -------      -------     -------      -------
Total distributions                                                 -           -            -           -       (2.115)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                                $21.130     $20.830      $16.890     $16.370      $19.940
                                                              =======     =======      =======     =======      =======
TOTAL RETURN(2)                                                 1.44%      23.33%        3.18%     (17.90%)     (25.00%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $275,712    $362,336     $286,632    $213,433     $262,451
Ratio of expenses to average net assets                         1.10%       1.20%        1.20%       1.16%        1.05%
Ratio of net investment loss to average net assets             (0.68%)     (0.76%)      (0.68%)     (0.62%)      (0.39%)
Portfolio turnover                                                44%         59%          40%         47%          50%
------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

HOW TO READ THE
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NET INVESTMENT LOSS
Net investment loss includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction cost and tax liability for investors and may affect a fund's performance.

Glossary

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
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AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 2000 GROWTH INDEX
Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These stocks are selected from the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE TREND FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free
800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Trend Fund
                                 Cusip         Nasdaq
                                 -----         ------
Institutional Class            245905203       DGTIX

Investment Company Act file number: 811-1485


                                                                    MF-05-09-04
PR-043 [6/30] IVES 10/05                                                PO10486

                                                                    -----------------------------------------------------------
Delaware Investments includes funds with a wide range of
investment objectives.  Stock funds, income funds, national and     DELAWARE GROUP EQUITY FUNDS III
state-specific tax-exempt funds, money market funds, global and
international funds and closed-end funds give investors the         -----------------------------------------------------------
ability to create a portfolio that fits their personal financial
goals.  For more information, shareholders of the Classes A, B, C   DELAWARE AMERICAN SERVICES FUND
and R Shares should contact their financial advisor or call         DELAWARE SMALL CAP GROWTH FUND
Delaware Investments at 800 523-1918 and shareholders of the        DELAWARE TREND FUND
Institutional Classes should contact Delaware Investments at 800
510-4015.                                                           CLASS A
                                                                    CLASS B
                                                                    CLASS C
INVESTMENT MANAGER                                                  CLASS R
Delaware Management Company                                         INSTITUTIONAL CLASS
2005 Market Street                                                  -----------------------------------------------------------
Philadelphia, PA 19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                                                PART B
ACCOUNTING SERVICES
AND TRANSFER AGENT                                                  STATEMENT OF
Delaware Service Company, Inc.                                      ADDITIONAL INFORMATION
2005 Market Street                                                  -----------------------------------------------------------
Philadelphia, PA 19103-7094
                                                                    OCTOBER 28, 2005

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIANS
DELAWARE AMERICAN SERVICES FUND
DELAWARE TREND FUND
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

DELAWARE SMALL CAP GROWTH FUND                                      Delaware
Mellon Bank, N.A.                                                   Investments(R)
One Mellon Center                                                   --------------------------------------------
Pittsburgh, PA 15258                                                A member of Lincoln Financial Group


                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 28, 2005


                         DELAWARE GROUP EQUITY FUNDS III
                         DELAWARE AMERICAN SERVICES FUND
                         DELAWARE SMALL CAP GROWTH FUND
                               DELAWARE TREND FUND

                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

        FOR MORE INFORMATION ABOUT THE INSTITUTIONAL CLASS: 800 510-4015

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES:
                            NATIONWIDE 800 523-1918

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

        Delaware Group Equity Funds III ("Equity Funds III") is a professionally managed mutual fund of the series type which currently offers three series of shares: Delaware American Services Fund, Delaware Small Cap Growth Fund and Delaware Trend Fund (individually a "Fund" and collectively the "Funds").

        Each Fund offers Class A Shares, Class B Shares, Class C Shares and Class R Shares (together referred to as the "Fund Classes") and an Institutional Class (together referred to as the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares of Equity Funds III, except where noted.

        This Part B supplements the information contained in the current Prospectuses for the Fund Classes dated October 28, 2005 and the current Prospectuses for the Institutional Classes dated October 28, 2005, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. Each Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors will be incorporated by reference from the Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports will be able to be obtained, without charge, by calling 800 523-1918.


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                                                        TABLE OF CONTENTS
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                                                         PAGE                                                          PAGE
------------------------------------------------------- ------- ----------------------------------------------------- --------
Cover Page                                                      Dividends and Realized Securities Profits
                                                                Distributions
------------------------------------------------------- ------- ----------------------------------------------------- --------
Investment Policies
------------------------------------------------------- ------- ----------------------------------------------------- --------
Disclosure of Portfolio Holdings                                Taxes
------------------------------------------------------- ------- ----------------------------------------------------- --------
Performance Information                                         Investment Management Agreement
------------------------------------------------------- ------- ----------------------------------------------------- --------
Trading Practices and Brokerage                                 Portfolio managers
------------------------------------------------------- ------- ----------------------------------------------------- --------
Purchasing Shares                                               Officers and Trustees
------------------------------------------------------- ------- ----------------------------------------------------- --------
Investment Plans                                                General Information
------------------------------------------------------- ------- ----------------------------------------------------- --------
Determining Offering Price and Net Asset Value                  Financial Statements
------------------------------------------------------- ------- ----------------------------------------------------- --------
Redemption and Exchange
------------------------------------------------------- ------- ----------------------------------------------------- --------

INVESTMENT POLICIES

INVESTMENT RESTRICTIONS
        FUNDAMENTAL INVESTMENT RESTRICTIONS - Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

        A Fund shall not:

        1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Delaware American Services Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings consistent with its name.

        2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

        3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

        4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

        6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

        1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

        2. A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

        The following are additional non-fundamental investment restrictions for the Delaware Trend Fund:

        The Delaware Trend Fund shall not:

        1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

        2. Acquire control of any company.

        3. Purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

        4. Invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

        5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

        6. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

        7. Sell short any security or property.

        8. Deal in commodities.

        9. Borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

        10. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        11. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

        12. Act as an underwriter of securities of other issuers.

        13. Permit long or short positions on shares of the Fund to be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

        14. Invest more than 25% of its assets in any one particular industry. Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

        Each Fund may make the following investments consistent with their respective investment objective.

EQUITY SECURITIES
        Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

WARRANTS
        Each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FOREIGN SECURITIES
        Each Fund may invest up to 20% (not more than 5% for the Delaware Trend
Fund) of its net assets in foreign securities, although none of the Funds presently intends to invest in these securities. Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations.

        Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

        Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

ADRS
        Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

REPURCHASE AGREEMENTS
        A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware Management Company (the "Manager") under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. While a Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances.

        The funds available from the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

RESTRICTED AND ILLIQUID SECURITIES
        Each Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Funds will not purchase illiquid assets, including such restricted securities, if more than 15% (10% for the Delaware Trend Fund) of the value of their respective assets would then consist of illiquid securities.

        Certain of the privately placed securities acquired by a Fund will be eligible for resale by the Fund pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund.

        While maintaining oversight, the Board of Trustees of Equity Funds III has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Fund's limitation in investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and then number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

        If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed a limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

BORROWINGS
        Although each Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so.

PORTFOLIO LOAN TRANSACTIONS
        Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

        It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) a Fund must be able to terminate the loan after notice, at any time; 4) a Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of the Equity Funds III know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

        The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Funds will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

OPTIONS ON SECURITIES
        Delaware American Services Fund and Delaware Small Cap Growth Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Funds may invest in options that are either Exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge their securities. Each Fund will not invest more than 15% of its assets in illiquid securities.

        A. COVERED CALL WRITING--Each Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain a Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

        During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

        With respect to options on actual portfolio securities owned by a Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

        Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

        If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

        The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

        A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

        B. PURCHASING PUT OPTIONS--Each Fund may invest up to 2% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option.

        Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

        A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

OPTIONS ON STOCK INDICES
        Each Fund (except the Delaware Trend Fund) may also engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

        Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

        As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

        A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

        A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

        Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

        A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
        Delaware American Services Fund and Delaware Small Cap Growth Fund may enter into futures contracts on stocks and stock indices, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for a Fund.

        A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market." A Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

        Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

        Each Fund may also purchase and write options on the types of futures contracts in which a Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by a Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

        At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

        To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent a Fund from closing out its positions relating to futures.

REITS
        Delaware American Services Fund and Delaware Small Cap Growth Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

        A Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

        REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

        REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY
        Certain provisions of the federal securities laws permit investment portfolios to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other securities a Fund may purchase.

        Each Fund may also purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer;
(2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

        In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which its owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

        The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

        In addition, Delaware American Services Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the insurance company. Certain state insurance laws impose similar limitations.

CONCENTRATION
        In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

         The Funds has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of each Fund's portfolio holdings monthly, with a thirty day lag, on the Funds' website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 800 523-1918.

         Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

         Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with each Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of each Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

         Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.


PERFORMANCE INFORMATION

        From time to time, each Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-year, five-year and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

        The average annual total rate of return for each Class will be based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations.

                                         n
                                 P(1 + T) = ERV
Where:       P =        a hypothetical initial purchase order of $1,000 from
                        which, in the case of only Class A Shares, the maximum
                        front-end sales charge is deducted;
             T =        average annual total return;

             n =        number of years;

             ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

        In presenting performance information for Class A Shares, the contingent deferred sales charge applicable only to certain redemptions of those shares ("Limited CDSC") will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

        Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in a Fund in the future.

        Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, a Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

        The performance of each Class of the Funds as shown below is the average annual total return quotations through June 30, 2005, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. The average annual total return for Class B and C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 2005. The average annual total return for Class B and C Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 2005, and therefore does not reflect the deduction of a CDSC. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

        The average annual returns for the Delaware American Services Fund Class R Shares are not shown because the shares commenced operations after the close of the fiscal year.

        Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of a Fund's return (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

        The average annual total return for each Class is shown for the 1-year, 5-year or 10-year periods ending June 30, 2005. If a Class has not been in existence for a full 1-year, 5-year or 10-year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10-year period.

 -------------------------------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
 -------------------------------------------------------------------------------------------------------------------
                                                                                1 YEAR
                                                                                 ENDED  5 YEAR ENDED        LIFE OF
 DELAWARE AMERICAN SERVICES FUND(1)                                            6/30/05       6/30/05        FUND(4)
 -------------------------------------------------------------------------------------------------------------------
 CLASS A (at offer before taxes)(2)                                              4.89%        14.97%         18.01%
 -------------------------------------------------------------------------------------------------------------------
 CLASS A (at offer after taxes on distributions)(2)                              3.96%        11.96%         15.20%
 -------------------------------------------------------------------------------------------------------------------
 CLASS A (at offer after taxes on distributions and sale of fund
 shares)(2)                                                                      3.30%        10.95%         13.90%
 -------------------------------------------------------------------------------------------------------------------
 CLASS A (at NAV before taxes)(2)                                               11.30%        16.33%         19.29%
 -------------------------------------------------------------------------------------------------------------------
 CLASS B (including CDSC before taxes)(3,4)                                      6.50%           N/A         14.59%
 -------------------------------------------------------------------------------------------------------------------
 CLASS B (including CDSC after taxes on distributions)(3,4)                      5.49%           N/A         13.38%
 -------------------------------------------------------------------------------------------------------------------
 CLASS B (including CDSC after taxes on distributions and sale of fund
 shares)(3,4)                                                                    4.36%           N/A         11.94%
 -------------------------------------------------------------------------------------------------------------------
 CLASS B (excluding CDSC before taxes)(3,4)                                     10.50%           N/A         14.92%
 -------------------------------------------------------------------------------------------------------------------
 CLASS C (including CDSC before taxes)                                           9.50%           N/A         14.92%
 -------------------------------------------------------------------------------------------------------------------
 CLASS C (including CDSC after taxes on distributions)                           8.49%           N/A         13.72%
 -------------------------------------------------------------------------------------------------------------------
 CLASS C (including CDSC after taxes on distributions and sale of fund
 shares)                                                                         6.31%           N/A         12.24%
 -------------------------------------------------------------------------------------------------------------------
 CLASS C (excluding CDSC before taxes)                                          10.50%           N/A         14.92%
 -------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (before taxes)                                             11.63%        16.57%         19.51%
 -------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (after taxes on distributions)                             10.65%        13.52%         16.67%
 -------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (after taxes on distributions and sale of fund              7.69%        12.36%         15.24%
 shares)
 -------------------------------------------------------------------------------------------------------------------



(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2) Class A Shares began paying 12b-1 payments on March 1, 2001 and performance prior to that date does not reflect such payments.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(4) Date of initial public offering of Class A Shares and Institutional Class Shares was December 29, 1999 and date of initial public offering of Class B Shares and Class C Shares was March 1, 2001.

 ----------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
 ----------------------------------------------------------------------------------------------------
                                                                                1 YEAR
                                                                                 ENDED       LIFE OF
 DELAWARE SMALL CAP GROWTH FUND(1)                                             6/30/05       FUND(3)
 ----------------------------------------------------------------------------------------------------
 CLASS A (at offer before taxes)                                               (4.35%)         6.23%
 ----------------------------------------------------------------------------------------------------
 CLASS A (at offer after taxes on distributions)                               (4.52%)         6.18%
 ----------------------------------------------------------------------------------------------------
 CLASS A (at offer after taxes on distributions and sale of fund shares)       (2.66%)         5.35%
 ----------------------------------------------------------------------------------------------------
 CLASS A (at NAV before taxes)                                                  1.51%          7.85%
 ----------------------------------------------------------------------------------------------------
 CLASS B (including CDSC before taxes)(2)                                      (3.27%)         6.65%
 ----------------------------------------------------------------------------------------------------
 CLASS B (including CDSC after taxes on distributions)(2)                      (3.44%)         6.60%
 ----------------------------------------------------------------------------------------------------
 CLASS B (including CDSC after taxes on distributions and sale of fund
 shares)(2)                                                                    (1.93%)         5.71%
 ----------------------------------------------------------------------------------------------------
 CLASS B (excluding CDSC before taxes)(2)                                       0.71%          7.12%
 ----------------------------------------------------------------------------------------------------
 CLASS C (including CDSC before taxes)                                         (0.28%)         7.12%
 ----------------------------------------------------------------------------------------------------
 CLASS C (including CDSC after taxes on distributions)                         (0.46%)         7.07%
 ----------------------------------------------------------------------------------------------------
 CLASS C (including CDSC after taxes on distributions and sale of fund
 shares)                                                                        0.01%          6.13%
 ----------------------------------------------------------------------------------------------------
 CLASS C (excluding CDSC before taxes)                                          0.71%          7.12%
 ----------------------------------------------------------------------------------------------------
 CLASS R (before taxes)                                                         1.15%         11.56%
 ----------------------------------------------------------------------------------------------------
 CLASS R (after taxes on distributions)                                         0.98%         11.95%
 ----------------------------------------------------------------------------------------------------
 CLASS R (after taxes on distributions and sale of fund shares)                 0.94%         10.30%
 ----------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (before taxes)                                             1.76%          8.09%
 ----------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (after taxes on distributions)                             1.59%          8.05%
 ----------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (after taxes on distributions and sale of fund
 shares)                                                                        1.33%          6.98%
 ----------------------------------------------------------------------------------------------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In absence of such waivers, performance would have been affected negatively.
(2) Effective November 18, 2002, the CDSC schedule for Class B Shares was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Date of commencement of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares was July 31, 2001 and date of commencement of Class R Shares was June 2, 2003.

 ----------------------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
 ----------------------------------------------------------------------------------------------------------------------------------
 DELAWARE TREND FUND                                                            1 YEAR
                                                                                 ENDED 5 YEARS ENDED  10 YEARS ENDED       LIFE OF
                                                                               6/30/05       6/30/05         6/30/05       FUND(4)
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS A (at offer before taxes)(1,2)                                          (4.63%)       (5.89%)           9.94%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS A (at offer after taxes on distributions)(1,2)                          (4.63%)       (6.17%)           8.20%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS A (at offer after taxes on distributions and sale of fund
 shares)(1,2)                                                                  (3.01%)       (4.92%)           7.88%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS A (at NAV before taxes)(1)                                               1.20%        (4.76%)          10.60%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS B (including CDSC before taxes)(3)                                      (3.56%)       (5.83%)           9.96%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS B (including CDSC after taxes on distributions)(3)                      (3.56%)       (6.14%)           8.16%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS B (including CDSC after taxes on distributions and sale of fund
 shares)(3)                                                                    (2.31%)       (4.87%)           7.74%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS B (excluding CDSC before taxes)(3)                                       0.44%        (5.44%)           9.96%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS C (including CDSC before taxes)                                         (0.51%)       (5.43%)            N/A          8.91%
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS C (including CDSC after taxes on distributions)                         (0.51%)       (5.72%)            N/A          7.20%
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS C (including CDSC after taxes on distributions and sale of fund
 shares)                                                                       (0.33%)       (4.54%)            N/A          7.00%
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS C (excluding CDSC before taxes)                                          0.49%        (5.43%)            N/A          8.91%
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS R (before taxes)                                                         0.91%          N/A              N/A         10.63%
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS R (after taxes on distributions)                                         0.91%          N/A              N/A         11.07%
 ----------------------------------------------------------------------------------------------------------------------------------
 CLASS R (after taxes on distributions and sale of fund shares)                 0.59%          N/A              N/A          9.48%
 ----------------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (before taxes)                                             1.44%        (4.49%)          10.90%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (after taxes on distributions)                             1.44%        (4.77%)           9.18%          N/A
 ----------------------------------------------------------------------------------------------------------------------------------
 INSTITUTIONAL CLASS (after taxes on distributions and sale of fund
 shares)                                                                        0.94%        (3.78%)           8.77%           N/A
 ----------------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(4) Date of initial public offering of Class A Shares was October 3, 1968; date of initial public offering of Class B Shares was September 6, 1994; date of initial public offering of Class C Shares was November 29, 1995; date of initial public offering of Class R Shares was June 2, 2003; and date of initial public offering of Institutional Class Shares was November 23, 1992.
(5) Lifetime returns for Class B shares reflect conversion to Class A shares after approximately 8 years.

DOLLAR-COST AVERAGING
        For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

        Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and Wealth Builder Option -- that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans -- Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

        The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of a Fund for the same time period.

                                                        NUMBER
                      INVESTMENT       PRICE PER      OF SHARES
                        AMOUNT           SHARE        PURCHASED

Month 1                  $100             $10.00          10
Month 2                  $100             $12.50          8
Month 3                  $100              $5.00          20
Month 4                  $100             $10.00          10
------------------- ---------------- -------------- ---------------
                         $400             $37.50          48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

        This example is for illustration purposes only. It is not intended to represent the actual performance of a Fund or any stock or bond fund in the Delaware Investments family. Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING
        When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. A Fund may include illustrations showing the power of compounding in advertisements and other types of literature.



TRADING PRACTICES AND BROKERAGE

        Each Fund selects brokers, dealers and banks to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

        During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by each Fund were as follows:

        -------------------------------------- --------------------------------------------------------------
                                                                     FISCAL YEAR ENDED JUNE 30
        -------------------------------------- --------------------------------------------------------------
                                                      2005                2004                  2003
        -------------------------------------- ------------------- -------------------- ---------------------
        Delaware American Services Fund           $765,276             $269,321               $67,604
        -------------------------------------- ------------------- -------------------- ---------------------
        Delaware Small Cap Growth Fund            $126,670             $128,273              $27, 329
        -------------------------------------- ------------------- -------------------- ---------------------
        Delaware Trend Fund                     $2,998,013           $3,581,029            $2,092,446
        -------------------------------------- ------------------- -------------------- ---------------------

         The Funds are required to identify any securities of its "regular broker/dealers" or their parents which the Funds acquired during its most recent fiscal year. During the fiscal year ended June 30, 2005, Delaware American Services Fund acquired and sold securities of Bank of New York, Citigroup, Goldman Sachs Group, JP Morgan Chase & Co., Lehman Brothers Holdings and Morgan Stanley, each a regular broker/dealer. At June 30, 2005, the Fund owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: 216,300, with an approximate aggregate market value of $11,140,149. During the fiscal year ended June 30, 2005, Delaware Small Cap Growth Fund and Delaware Trend Fund did not acquire or sell securities of its regular broker/dealer.

        The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

        During the last fiscal year ended June 30, 2005, portfolio transactions of the Funds, in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

        ----------------------------------- ---------------------------------- ----------------------------------
                                             PORTFOLIO TRANSACTIONS AMOUNTS          BROKERAGE COMMISSIONS
        ----------------------------------- ---------------------------------- ----------------------------------
        Delaware American Services Fund               $240,398,554                           $401,379
        ----------------------------------- ---------------------------------- ----------------------------------
        Delaware Small Cap Growth Fund                 $16,382,554                            $35,098
        ----------------------------------- ---------------------------------- ----------------------------------
        Delaware Trend Fund                           $610,087,140                         $1,075,662
        ----------------------------------- ---------------------------------- ----------------------------------

        As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, each Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

        The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds III's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

        Consistent with the NASD Regulation, Inc. (the "NASDR(SM)"), and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees.

PORTFOLIO TURNOVER
        Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

        The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options, which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

        The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

        During the past two fiscal years, the portfolio turnover rates for each Fund were as follows:

        ------------------------------------------- ------------ ------------
                                                        2005        2004
        ------------------------------------------- ------------ ------------
        Delaware American Services Fund                128%         199%
        ------------------------------------------- ------------ ------------
        Delaware Small Cap Growth Fund                  87%          79%
        ------------------------------------------- ------------ ------------
        Delaware Trend Fund                             44%          59%
        ------------------------------------------- ------------ ------------

        The Delaware American Services Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Delaware Small Cap Growth Fund and Delaware Trend Fund generally have a portfolio turnover rate below 100%.


PURCHASING SHARES


        The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds III or the Distributor.

        The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

        Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds III will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

        Selling dealers are responsible for transmitting orders promptly. Equity Funds III reserves the right to reject any order for the purchase of its shares of any Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. A Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        Each Fund reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, a Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

        Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

        The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds III and the Distributor intend to operate in compliance with these rules.

        Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fees waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

        Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

        Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

        Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

        Institutional Class Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

        See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

        Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C Shares and Class R Shares, of any expenses under that Fund's 12b-1 Plans.


        The Distributor has contracted to limit the Class A and Class R shares 12b-1 Plan expenses through October 31, 2006 to no more than 0.25% and 0.50%, respectively, of average daily net assets for Delaware American Services Fund and Delaware Small Cap Growth Fund. The Distributor has contracted to limit the Class R shares 12b-1 Plan expenses through October 31, 2006 to no more than 0.50% of average daily net assets for Delaware Trend Fund.


        Certificates representing shares purchased are not ordinarily issued. Purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES
        The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

        The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

        Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

        In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

        For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

        Dividends, if any, paid on a Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

CLASS A SHARES
        Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

        From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION
        As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

        In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
        Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

        During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES
        Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

        Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES
        Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

        Class B Shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of same Fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

        All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES
        Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES
        Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds III has adopted a separate 12b-1 Plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Funds (the "Plans"). Each Plan permits the Funds to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

        The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, a Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds III. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

        The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Equity Funds III's Board of Trustees may reduce these amounts at any time.


        The Distributor has contracted to limit the Class A and Class R Shares 12b-1 Plan expenses through October 31, 2006 to no more than 0.25% and 0.50%, respectively, of average daily net assets for Delaware American Services Fund and Delaware Small Cap Growth Fund. The Distributor has contracted to limit the Class R Shares 12b-1 Plan expenses through October 31, 2006 to no more than 0.50% of average daily net assets for Delaware Trend Fund.

        As for the Delaware Trend Fund, effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, for Class A Shares under its Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and
(ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating 12b-1 fees to be paid by Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, such Plan permits the Delaware Trend Fund to pay a full 0.30% on all the Delaware Trend Fund's Class A Shares' assets at any time.

        All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

        From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

        The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Trustees of Equity Funds III, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds III and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

        Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of a Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds III having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds III must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

        For the fiscal year ended June 30, 2005, the12b-1 Plan payments from Class A Shares, Class B Shares and Class C Shares of the Delaware American Services Fund are shown below. The 12b-1 Plan payments from Class R Shares are not shown because the shares commenced operations after the close of the fiscal year.

        ----------------------------------------- ----------------- ------------------ -----------------
        DELAWARE AMERICAN SERVICES FUND            CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
        ----------------------------------------- ----------------- ------------------ -----------------
        Advertising                                        ---                ---               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Annual/Semiannual Reports                       $2,245               $810               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Broker Sales Charge                                ---            $77,699          $193,723
        ----------------------------------------- ----------------- ------------------ -----------------
        Broker Trails                                 $203,854            $55,443           $34,742
        ----------------------------------------- ----------------- ------------------ -----------------
        Dealer Service Expenses                            ---                ---               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Interest on Broker Sales Charge                    ---            $30,230            $2,391
        ----------------------------------------- ----------------- ------------------ -----------------
        Commissions to Wholesalers                         ---                ---               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Promotional-Broker Meetings                        ---                ---               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Promotion-Other                                   $438             $3,996               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Prospectus Printing                             $2,664             $3,310               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Telephone                                          ---                ---               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Wholesaler Expenses                             $1,171            $51,276               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Other                                              ---                ---               ---
        ----------------------------------------- ----------------- ------------------ -----------------
        Total                                         $210,372           $222,764          $230,856
        ----------------------------------------- ----------------- ------------------ -----------------

        For the fiscal year ended June 30, 2005, the 12b-1 Plan payments from Class A Shares, Class B Shares, Class C Shares and Class R Shares of Delaware Small Cap Growth Fund and Delaware Trend Fund were as follow.

        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        DELAWARE SMALL CAP GROWTH FUND             CLASS A HARES     CLASS B SHARES     CLASS C HARES     CLASS R SHARES
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Advertising                                       ---               $897               ---                 $
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Annual/Semiannual Reports                         $57               $554              $660              $200
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Broker Sales Charge                               ---            $19,628           $20,399               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Broker Trails                                 $60,747            $12,246           $30,960            $4,926
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Dealer Service Expenses                           ---                ---               ---               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Interest on Broker Sales Charge                   ---             $9,439            $1,569               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Commissions to Wholesalers                        ---             $2,588               ---               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Promotional-Broker Meetings                       ---                ---               ---               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Promotion-Other                                   ---             $2,181              $798                $3
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Prospectus Printing                               ---             $1,640            $1,133               $83
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Telephone                                         ---                ---               ---               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Wholesaler Expenses                               ---             $5,334           $12,694              $700
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Other                                             ---                ---               ---               ---
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------
        Total                                         $60,804            $51,919           $68,213            $5,912
        ----------------------------------------- ----------------- ------------------ ----------------- -----------------

        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        DELAWARE TREND FUND                        CLASS A SHARES    CLASS B SHARES    CLASS C SHARES     CLASS R SHARES
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Advertising                                        ---               ---                ---               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Annual/Semiannual Reports                       $9,774               ---             $2,053              $273
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Broker Sales Charge                                ---          $974,384           $186,726               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Broker Trails                               $2,062,645          $407,697         $1,268,378           $25,208
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Dealer Service Expenses                            ---               ---                ---               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Interest on Broker Sales Charge                    ---          $257,135            $44,211               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Commissions to Wholesalers                         ---               ---                ---               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Promotional-Broker Meetings                        ---               ---                ---               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Promotion-Other                                $33,295               ---             $6,237               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Prospectus Printing                            $30,466               ---             $5,895              $270
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Telephone                                          ---               ---                ---               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Wholesaler Expenses                           $428,085               ---           $126,574            $4,502
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Other                                              ---               ---                ---               ---
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------
        Total                                       $2,564,265        $1,639,216         $1,640,074           $30,253
        ----------------------------------------- ----------------- ----------------- ------------------ -----------------

OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES

        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments Family of Funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE
        Class A Shares of a Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, Trustees/Directors and employees of Equity Funds III, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of a Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

        Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A Shares of another Fund at net asset value.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as a Fund may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of a fund in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. ("RFS") that it has the requisite number of employees and received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

        Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

        Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Equity Funds III must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

LETTER OF INTENTION
        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds III which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of a Fund and the corresponding classes of shares of other funds in the Delaware Investments family which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other funds in the Delaware Investments family.

        Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of Delaware Investment Advisers, the Manager's affiliate, or any of the Manager's other affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHTS OF ACCUMULATION
        In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
        Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

        A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

        Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS
        Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments Family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

        The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES
         Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on the Delaware Investments' retirement record keeping system or the BISYS retirement record keeping system that are offering Class R Shares to participants.

INSTITUTIONAL CLASS
        The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class Shares.

        Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS


REINVESTMENT PLAN/OPEN ACCOUNT
         Unless otherwise designated by Fund Class shareholders of Delaware American Services Fund, Delaware Small Cap Growth Fund and Delaware Trend Fund, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Fund Classes and the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS
        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including a Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may be only directed to other Class R Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE
        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in a fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the same Fund. Holders of Class R Shares of a Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

        Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING PROCEEDS FROM ELIGIBLE 529 PLANS
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under Investing by Exchange under Investment Plans. The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

INVESTING BY ELECTRONIC FUND TRANSFER
        Direct Deposit Purchase Plan - Investors may arrange for any Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan - Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund account. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds III for proper instructions.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request purchases of the Funds' shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION
        Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

ASSET PLANNER
        To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES
        An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account (Coverdell
ESA).

        Among the retirement plans that Delaware Investments offers, Class B Shares are available only by IRAs, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

        Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class Shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

        IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

        Taxable distributions from the retirement plans described below may be subject to withholding.

        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
        Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
        A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA DISCLOSURES
        The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell ESAs are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS
        An individual can contribute up to $3,000 in his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

        In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

        The annual contribution limits through 2008 are as follows:

        ---------------------- --------------------- --------------------
            CALENDAR YEAR          UNDER AGE 50       AGE 50 AND ABOVE
        ---------------------- --------------------- --------------------
                2004                  $3,000               $3,500
        ---------------------- --------------------- --------------------
                2005                  $4,000               $4,500
        ---------------------- --------------------- --------------------
             2006 - 2007              $4,000               $5,000
        ---------------------- --------------------- --------------------
                2008                  $5,000               $6,000
        ---------------------- --------------------- --------------------

        Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2003 through 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income between $60,000 and $70,000 and for single individuals with AGI greater than $40,000 and less than $50,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

        Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limits and defer taxes on interest or other earnings from the IRAs.

        Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

CONDUIT (ROLLOVER) IRAS
        Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

        A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 per year through 2004 can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as the regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

        Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

        Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previous deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.

COVERDELL EDUCATION SAVINGS ACCOUNTS (COVERDELL ESAS)
        For taxable years beginning after December 31, 1997, the Coverdell ESA has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, taxpayers can make non-deductible contributions up to $2,000 per year per beneficiary and qualifying expenses will no longer be limited to those related to higher education. Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.

        The $2,000 annual limit is an addition to the annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell ESAs. In addition, multiple Coverdell ESAs can be created for the same beneficiary; however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

        The $2,000 annual contribution limit for a Coverdell ESA is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI between $190,000 and $220,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell ESA established on behalf of any other individual.

        Distributions from a Coverdell ESA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

        Any balance remaining in a Coverdell ESA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Generally, tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell ESA benefiting one beneficiary to another Coverdell ESA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

GROUP IRAS AND GROUP ROTH IRAS
        An employer or association of employees may establish a Group IRA or Group Roth IRA for its employees or members who want to purchase shares of a Fund.

        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

        Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
        Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")
        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of a Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
        A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(K)
        A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE


        Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchases after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

        The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, are included in each Fund's financial statements, which are incorporated by reference into this Part B.

        Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. The use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets, the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

        Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Equity Funds III's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE


        YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by a Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds III has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

        Each Fund reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

WRITTEN REDEMPTION
        You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.

WRITTEN EXCHANGE
        You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption-Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent are responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION-CHECK TO YOUR ADDRESS OF RECORD
        THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION-PROCEEDS TO YOUR BANK
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND
        You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLineSM On Demand under Investment Plans.

SYSTEMATIC WITHDRAWAL PLANS
        Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Funds' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

        The Systematic Withdrawal Plan is not available for the Institutional Classes of the Funds. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE
        For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Share are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES
        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase; and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived. See Buying Class A Shares at Net Asset Value under Purchasing Shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES
        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pensions plans) (i) that purchases share through a retirement plan alliance, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which RFS provides fully-bundled retirement plan services and maintains participant records on its proprietary record keeping system.

                                      * * *

        In addition, the CDSC will be waived on each Fund's Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


        Each Fund will normally declare and distribute all its net investment income, if any, as dividends and net realized securities profits, if any, as capital gains to shareholders annually. Any payments will be made during the first quarter of the next fiscal year.

        All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares of the same Class at net asset value, unless a shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have file a new election in order begin receiving dividends in cash again. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLineSM Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

        Each Class of shares of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

        Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003
         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA). The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS
         Dividends will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a registered investment company (RIC) for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC's gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS
         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

BACK-UP WITHHOLDING CHANGES
         Prior to the passage of JGTRRA, the back-up withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


TAXES


        It is the policy of each Fund to pay out substantially all net investment income and net realized gains to shareholders to relieve itself of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. Each Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax. Each Fund is treated as a separate tax entity, and any capital gains and losses for each Fund are calculated separately.

        A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and /or defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

        Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisors in this regard. Shares of each Fund will be exempt from Pennsylvania personal property taxes. The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-fee for federal tax purposes.

        Dividends representing net investment income (e.g., dividends and interest less expenses incurred in the operation of a Fund) or net short-term capital gains are taxable to shareholders as ordinary income, subject to the rules for qualified dividends enacted by JGTRRA, for federal income tax purposes. Distributions from net long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares.

        A portion of each Fund's dividends may be eligible for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends, if any, paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually.


        For the fiscal year ended June 30, 2005, none of the Funds had dividends from net investment income that qualified for the dividends-received deduction for corporations.


        If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Funds' portfolio securities had an unrealized appreciation or unrealized depreciation for tax purposes for the fiscal year ended June 30, 2005 as follows:


        ------------------------------- ------------------------------------
        DELAWARE AMERICAN SERVICES FUND $27,518,504 unrealized appreciation
        ------------------------------- ------------------------------------
        DELAWARE SMALL CAP GROWTH FUND  $5,374,510 unrealized appreciation
        ------------------------------- ------------------------------------
        DELAWARE TREND FUND             $370,352,179 unrealized appreciation
        ------------------------------- ------------------------------------


        Prior to purchasing shares of a Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

        Each Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

        Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

        Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

        All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares you buy.

        If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes. The Board of Trustees reserves the right not to maintain the qualification of each Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of a Fund's earnings and profits.

        In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

        (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

        (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

        (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

        The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of an undistributed amount from the prior year to shareholders by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

        When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

        Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. Each Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

        INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES - Each Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to a
Fund:

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

        If a Fund's Section 988 losses exceed the Fund's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

        Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

        Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

        INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES - Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, a Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

        Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

        The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

        You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.


INVESTMENT MANAGEMENT AGREEMENT


        The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds III's Board of Trustees.


        The Manager and its predecessors have been managing funds since 1938. On June 30, 2005, the Manager and its affiliates within Delaware Investments were managing in the aggregate more than $105 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


        The Investment Management Agreement for Delaware Trend Fund is dated August 27, 1999, as amended December 22, 1999 to add Delaware American Services Fund and as amended June 26, 2001 to add Delaware Small Cap Growth Fund. The amendments adding Delaware American Services Fund and Delaware Small Cap Growth Fund were approved by the initial shareholder on December 22, 1999 and June 26, 2001. The amendments will remain in effect for an initial term of two years. The Agreement may be renewed only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds III who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds III or by the Manager. The Agreement will terminate automatically in the event of its assignment.

        The annual compensation paid by each Fund for investment management services is equal to the following fee rate which is based on the average daily net assets of a Fund:

        ------------------------------------------- -------------------------------------------
                                                    0.75% on the first $500 million;
        DELAWARE AMERICAN SERVICES FUND             0.70% on the next $500 million;
        DELAWARE TREND FUND                         0.65% on the next $1.5 billion;
                                                    0.60% on assets in excess of $2.5 billion
        ------------------------------------------- -------------------------------------------
        DELAWARE SMALL CAP GROWTH FUND              1.00% on the first $250 million
                                                    0.90% on the next $250 million
                                                    0.75% on assets in excess if $500 million
        ------------------------------------------- -------------------------------------------

        The total net assets of each Fund as of June 30, 2005 were as follows:

        ------------------------------------------- ------------------
        DELAWARE AMERICAN SERVICES FUND                  $237,581,422
        ------------------------------------------- ------------------
        DELAWARE SMALL CAP GROWTH FUND                    $29,603,042
        ------------------------------------------- ------------------
        DELAWARE TREND FUND                            $1,314,326,510
        ------------------------------------------- ------------------

        The Manager received compensation from each Fund for the past three fiscal years as follows:

        ------------------------------------------ -------------------------------------------------------------
        INVESTMENT MANAGEMENT FEES                                  FISCAL YEAR ENDED JUNE 30
        ------------------------------------------ -------------------------------------------------------------
                                                          2005                 2004                 2003
        ------------------------------------------ -------------------- -------------------- -------------------
        DELAWARE AMERICAN SERVICES FUND            $1,085,713 earned    $295,449 earned      $82,988 earned
                                                   $1,065,091 paid      $244,100 paid        $-0- paid
                                                   $20,622 waived       $51,349 waived       $82,988 waived
        ------------------------------------------ -------------------- -------------------- -------------------
                                                   $376,131 earned      $280,175 earned      $60,308 earned
        DELAWARE SMALL CAP GROWTH FUND(1)          $274,577 paid        $196,252 paid        $-0- paid
                                                   $101,554 waived      $83,923 waived       $60,308 waived
        ------------------------------------------ -------------------- -------------------- -------------------
        DELAWARE TREND FUND                        $10,460,559 paid     $11,223,955 paid     $8,650,123 paid
        ------------------------------------------ -------------------- -------------------- -------------------

        Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by a Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and the Funds.



        The Manager has elected to waive, on a contractual basis, that portion, if any, of the annual management fee payable by the Delaware Small Cap Growth Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses and certain insurance costs) of each Class of the Fund do not exceed, on an annual basis, [1.35%]. This waiver of fees and payment of expenses will be extended through [October 31, 2006].

        Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, these include a Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

PROXY VOTING POLICY
        The Funds have formally delegated to its investment advisor, Delaware Management Company, the ability to make all proxy voting decisions in relation to portfolio securities held by a Fund. If and when proxies need to be voted on behalf of a Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.


        In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for a Fund, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.


         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.


         Because the Funds have delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

DISTRIBUTION AND SERVICE

        The Distributor, Delaware Distributors, L.P. ("DDLP"), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares under a Distribution Agreement dated as of May 15, 2003, as amended May 19, 2005. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

        --------------------------------------------------------------------------------- -----------------------------
                                                                                             BASIS POINTS ON SALES
        --------------------------------------------------------------------------------- -----------------------------
        Retail Mutual Funds (Class A, B and C Shares)                                                0.50%
        --------------------------------------------------------------------------------- -----------------------------
        Merrill Lynch Connect Program                                                                0.25%
        --------------------------------------------------------------------------------- -----------------------------
        Registered Investment Advisors and                                                           0.45%
        H.D. Vest Institutional Classes
        --------------------------------------------------------------------------------- -----------------------------
        Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                     0%
        Delaware International Value Equity Fund Class I Shares
        --------------------------------------------------------------------------------- -----------------------------

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

        --------------------------------------------------------------------------------- -----------------------------
                                                                                             BASIS POINTS ON SALES
        --------------------------------------------------------------------------------- -----------------------------
        Retail Mutual Funds (including shares of money market funds and house accounts               0.04%
        and shares redeemed within 30 days of purchase)
        --------------------------------------------------------------------------------- -----------------------------
        Merrill Lynch Connect Program                                                                  0%
        --------------------------------------------------------------------------------- -----------------------------
        Registered Investment Advisors and                                                           0.04%
        H.D. Vest Institutional Classes
        --------------------------------------------------------------------------------- -----------------------------
        Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and                   0.04%
        Delaware International Value Equity Fund Class I Shares
        --------------------------------------------------------------------------------- -----------------------------

        The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

        The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to an Shareholder Services Agreement dated as of April 19, 2001, as amended June 26, 2001. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

        The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.


PORTFOLIO MANAGERS

         The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of June 30, 2005.

----------------------------------- -------------- ------------------ --------------------------- ------------------------------
NAME                                   NO. OF        TOTAL ASSETS        NO. OF ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                      ACCOUNTS          MANAGED         PERFORMANCE-BASED FEES     WITH PERFORMANCE-BASED FEES
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
MARSHALL T. BASSETT
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
STEVEN G. CATRICKS
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
BARRY S. GLADSTEIN
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------

----------------------------------- -------------- ------------------ --------------------------- ------------------------------
NAME                                   NO. OF        TOTAL ASSETS        NO. OF ACCOUNTS WITH       TOTAL ASSETS IN ACCOUNTS
                                      ACCOUNTS          MANAGED         PERFORMANCE-BASED FEES     WITH PERFORMANCE-BASED FEES
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
CHRISTOPHER M. HOLLAND
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
STEVEN T. LAMPE
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
MATTHEW TODOROW
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
RUDY D. TORRIJOS III
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
LORI P. WACHS
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Registered Investment Companies          25          $4.2 billion                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Pooled Investment Vehicles          1          $3.8 million                ---                           ---
----------------------------------- -------------- ------------------ --------------------------- ------------------------------
Other Accounts                           19          $2.0 billion                 1                       $82.9 million
----------------------------------- -------------- ------------------ --------------------------- ------------------------------

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

         Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account and Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts and Funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         One of the accounts managed by the portfolio managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

         A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.


COMPENSATION STRUCTURE
         Each portfolio's manager's compensation consists of the following:


         BASE SALARY - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         BONUS - Each named portfolio manager is eligible to receive an annual cash bonus. The amount available in the bonus pool is based on the management team's assets under management minus any expenses associated with product and investment management team. Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

         DEFERRED COMPENSATION - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.


         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

         Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.


         OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES



         As of June 30, 2005 the portfolio managers of the Funds owned the following amounts of Fund shares:

--------------------------------- -------------------------------------------- --------------------------------
                                                                                 Dollar Range of Fund Shares
Portfolio Manager                 Fund                                                    Owned(1)
--------------------------------- -------------------------------------------- --------------------------------
MARSHALL T. BASSETT               Delaware American Service Fund                        Over $100,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                $50,001 - $100,000
--------------------------------- -------------------------------------------- --------------------------------
STEVEN G. CATRICKS                Delaware American Service Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
BARRY S. GLADSTEIN                Delaware American Service Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                        $1 - $10,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                 $10,001 - $50,000
--------------------------------- -------------------------------------------- --------------------------------
CHRISTOPHER M. HOLLAND            Delaware American Service Fund                        $1 - $10,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                 $10,001 - $50,000
--------------------------------- -------------------------------------------- --------------------------------
STEVEN T LAMPE                    Delaware American Service Fund                      $10,001 - $50,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                 $10,001 - $50,000
--------------------------------- -------------------------------------------- --------------------------------
MATTHEW TODOROW                   Delaware American Service Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
RUDY D TORIJOS                    Delaware American Service Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                       None
--------------------------------- -------------------------------------------- --------------------------------
LORI P WACHS                      Delaware American Service Fund                        Over $100,000
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Small Cap Growth Fund                            None
--------------------------------- -------------------------------------------- --------------------------------
                                  Delaware Trend Fund                                $50,001 - $100,000
--------------------------------- -------------------------------------------- --------------------------------

(1) Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

OFFICERS AND TRUSTEES


        The business and affairs of Equity Funds III are managed under the direction of its Board of Trustees.


        Certain officers and trustees of Equity Funds III hold identical positions in each of the other funds in the Delaware Investments family. On September 30, 2005, Equity Funds III's officers and trustees owned less than 1% of the outstanding shares of each Class of each Fund.

         As of September 30, 2005, management believes the following accounts held 5% or more of the outstanding shares of each Class of Equity Funds III. Management has no knowledge of beneficial ownership.

--------------------------------------- ---------------------------------------------- -------------------- -------------------
FUND AND CLASS                          NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT          PERCENTAGE
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware American Services Fund         Merrill Lynch Pierce Fenner & Smith                  1,098,500.040              10.06%
Class A Shares                          For The Sole Benefit Of Its Customers
                                        Attn Fund Admin
                                        4800 Deer Lake Dr E 2nd Floor
                                        Jacksonville FL  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware American Services Fund         Citigroup Global Markets, Inc.                         273,905.720               9.20%
Class B Shares                          Attn: Peter Booth, 7th Floor
                                        333 W 34th St
                                        New York NY  10001-2402
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware American Services Fund         Merrill Lynch Pierce Fenner & SmithFor The           1,089,109.920              24.67%
Class C Shares                          Sole Benefit Of Its Customers
                                        Attn Fund Admin
                                        4800 Deer Lake Dr E 2nd Floor
                                        Jacksonville FL  32246-6484
                                        ---------------------------------------------- -------------------- -------------------
                                        Citigroup Global Markets, Inc.                         397,066.940               8.99%
                                        Attn: Peter Booth, 7th Floor
                                        333 W 34th St
                                        New York NY  10001-2402
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware American Services Fund         DMH Corp.                                                    1.000             100.00%
Class R Shares                          Attn Joe Hastings
                                        2005 Market St Fl 9
                                        Philadelphia Pa  19103-7042
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware American Services Fund         NFS LLC FEBO                                            10,989.680               9.13%
Institutional Class Shares              William L Yankus
                                        4 Hinchley Wood
                                        Farmington CT  06032-1457
                                        ---------------------------------------------- -------------------- -------------------
                                        NFS LLC FEBO FMTC TTEE                                   9,652.510               8.02%
                                        GHA Pa 401k Profit Sharing Plan
                                        FBP Patrick Y Giam
                                        6537 Brompton Rd
                                        Houston TX  77005-3903
                                        ---------------------------------------------- -------------------- -------------------
                                        Pershing LLC                                             6,745.220               5.60%
                                        Po Box 2052
                                        Jersey City NJ  07303-2052
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Small Cap Growth Fund          Merrill Lynch Pierce Fenner & Smith                    217,277.620              16.58%
Class A Shares                          For The Sole Benefit Of Its Customers
                                        Attn Fund Admin
                                        4800 Deer Lake Dr E 2nd Floor
                                        Jacksonville Fl  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Small Cap Growth Fund          Merrill Lynch Pierce Fenner & Smith                     27,152.740               5.28%
Class B Shares                          For The Sole Benefit Of Its Customers
                                        Attn Fund Admin
                                        4800 Deer Lake Dr E 2nd Floor
                                        Jacksonville Fl  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------

--------------------------------------- ---------------------------------------------- -------------------- -------------------
FUND AND CLASS                          NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT          PERCENTAGE
--------------------------------------- ---------------------------------------------- -------------------- -------------------
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Small Cap Growth Fund          Merrill Lynch Pierce Fenner & Smith                    211,927.560              26.90%
Class C Shares                          For The Sole Benefit Of Its Customers
                                        Attn Fund Admin
                                        4800 Deer Lake Dr E 2nd Floor
                                        Jacksonville Fl  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Small Cap Growth Fund          Merrill Lynch Pierce Fenner & Smith                     82,076.280              54.77%
Class R Shares                          For The Sole Benefit Of Its Customers
                                        Attn Fund Admin
                                        4800 Deer Lake Dr E 2nd Floor
                                        Jacksonville Fl  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Small Cap Growth Fund          Frontier Trust TTEE                                     31,276.110              20.87%
Class R Shares                          FBO McAngus Goudelocke & Couri
(continued)                             CDM 40k Plan
                                        PO Box 10699
                                        Fargo ND  58106-0699
                                        ---------------------------------------------- -------------------- -------------------
                                        Reliance Trust Co Custodian                             10,923.200               7.29%
                                        FBO Dresilker Electric Motors
                                        PO Box 48529
                                        Atlanta GA  30362-1529
                                        ---------------------------------------------- -------------------- -------------------
                                        Reliance Trust Co                                        9,169.750               6.12%
                                        FBO Elecsys Corporation 401k
                                        PO Box 48529
                                        Atlanta GA  30362-1529
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Small Cap Growth Fund          DMTC C/F The Rollover Ira Of                                50.320              94.16%
Institutional Class Shares              Patricia Polony
                                        350 Mickley Run Apt H
                                        Whitehall PA  18052-7914
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Trend Fund                     Merrill Lynch Pierce Fenner & Smith                  5,427,187.510              15.60%
Class A Shares                          For The Sole Benefit Of Its Customers
                                        Attention: Fund Admin
                                        4800 Deer Lake Drive East, 2nd Fl
                                        Jacksonville FL  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Trend Fund                     Merrill Lynch Pierce Fenner & Smith                    949,592.610              13.53%
Class B Shares                          For The Sole Benefit Of Its Customers
                                        Attention: Fund Admin
                                        4800 Deer Lake Drive East, 2nd Fl
                                        Jacksonville FL  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Trend Fund                     Merrill Lynch Pierce Fenner & Smith                  2,580,900.550              35.49%
Class C Shares                          For The Sole Benefit Of Its Customers
                                        Attention: Fund Admin
                                        4800 Deer Lake Drive East, 2nd Fl
                                        Jacksonville FL  32246-6484
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Trend Fund                     AST Trust Company As TTEE FBO                          144,036.190              43.75%
Class R Shares                          Windermere Real Estate
                                        Retirement Plan & Trust For Agents
                                        2390 E Camelback Rd Ste 240
                                        Phoenix AZ 85016-3434
                                        ---------------------------------------------- -------------------- -------------------
                                        Merrill Lynch Pierce Fenner & Smith                    137,759.150              41.84%
                                        For The Sole Benefit Of Its Customers
                                        Attention: Fund Admin
                                        4800 Deer Lake Drive East, 2nd Fl
                                        Jacksonville FL  32246-6484
                                        ---------------------------------------------- -------------------- -------------------
                                        AST Trust Company As TTEE FBO                           22,495.230               6.83%
                                        Windermere 401k Plan
                                        2390 E Camelback Rd Ste 240
                                        Phoenix AZ  85016-3434
--------------------------------------- ---------------------------------------------- -------------------- -------------------

--------------------------------------- ---------------------------------------------- -------------------- -------------------
FUND AND CLASS                          NAME AND ADDRESS OF ACCOUNT                       SHARE AMOUNT          PERCENTAGE
--------------------------------------- ---------------------------------------------- -------------------- -------------------
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Trend Fund                     State Street Bank And Trust Co TTEE                  3,470,741.070              27.69%
Institutional Class Shares              PacifiCorp KPlus EE Saving And Stock
                                        Ownership Plan
                                        105 Rosemont Ave Wes/ 2n
                                        Westwood MA  02090-2318
                                        ---------------------------------------------- -------------------- -------------------
                                        Fidelity Investments Institutional                   2,024,328.790              16.15%
                                        Operations Co FIIOC As Agent For Certain
                                        Employee Benefit Plans
                                        100 Magellan Way KW1C
                                        Covington KY  41015-1999
                                        ---------------------------------------------- -------------------- -------------------
                                        CitiStreet LLC                                       1,699,155.460              13.55%
                                        C/FBO State Of Hawaii Deferred Comp Plan
                                        235 S Beretania St
                                        Honolulu HI  96813-2406
--------------------------------------- ---------------------------------------------- -------------------- -------------------
Delaware Trend Fund                     Harrahs Entertainment Inc                            1,142,708.600               9.11%
Institutional Class Shares              Savings And Retirement Plan
(continued)                             DTD 2/28/2000 105 Rosemont Ave Westwood
                                        MA 02090-2318
--------------------------------------- ---------------------------------------------- -------------------- -------------------


         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services Corporation are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of the Equity Funds III are noted below along with their ages and their business experience for the past five years.

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
                                                                                                 NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                                                                                            COMPLEX OVERSEEN BY OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING  TRUSTEE/ DIRECTOR    HELD BY TRUSTEE/
BIRTHDATE                  WITH FUNDS          SERVED                 PAST 5 YEARS               OR OFFICER     DIRECTOR OR OFFICER
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
JUDE T. DRISCOLL(2)         Chairman,         5 Years -        Mr. Driscoll has served in            86                 None
2005 Market Street      President, Chief  Executive Officer various executive capacities at
Philadelphia, PA 19103      Executive                         different times at Delaware
                           Officer and        2 Years -              Investments(1)
March 10, 1963               Trustee           Trustee
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
THOMAS L. BENNETT            Trustee       Since March 23,         Private Investor -               86                 None
2005 Market Street                              2005             (March 2004 - Present)
Philadelphia, PA 19103
                                                                  Investment Manager -
October 4, 1947                                                   Morgan Stanley & Co.
                                                              (January 1984 - March 2004)

----------------------- ----------------- ----------------- ------------------------------- ----------------------------------------
JOHN A. FRY                  Trustee           4 Years                President -                   86              Director -
2005 Market Street                                            Franklin & Marshall College                        Community Health
Philadelphia, PA 19103                                           (June 2002 - Present)                                Systems

May 28, 1960                                                   Executive Vice President -
                                                               University of Pennsylvania
                                                                (April 1995 - June 2002)

----------------------- ----------------- ----------------- ------------------------------- ----------------------------------------
ANTHONY D. KNERR             Trustee          12 Years        Founder/Managing Director -           86                 None
2005 Market Street                                             Anthony Knerr & Associates
Philadelphia, PA 19103                                           (Strategic Consulting)
                                                                    (1990 - Present)
December 7, 1938

----------------------- ----------------- ----------------- ------------------------------- ----------------------------------------
LUCINDA S. LANDRETH          Trustee       Since March 23,     Chief Investment Officer -           86                 None
2005 Market Street                              2005                 Assurant, Inc.
Philadelphia, PA 19103                                                (Insurance)
                                                                     (2002 - 2004)
June 24, 1947

----------------------- ----------------- ----------------- ------------------------------- ----------------------------------------

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
                                                                                                 NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                                                                                            COMPLEX OVERSEEN BY OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING  TRUSTEE/ DIRECTOR    HELD BY TRUSTEE/
BIRTHDATE                  WITH FUNDS          SERVED                 PAST 5 YEARS               OR OFFICER     DIRECTOR OR OFFICER
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
INDEPENDENT TRUSTEES (continued)
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
ANN R. LEVEN                 Trustee          16 Years       Treasurer/Chief Fiscal Officer         86           Director and Audit
2005 Market Street                                                - National Gallery of Art                           Committee
Philadelphia, PA 19103                                                  (1994 - 1999)                               Chairperson -
                                                                                                                     Andy Warhol
November 1, 1940                                                                                                     Foundation

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Systemax Inc.

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
THOMAS F. MADISON            Trustee          11 Years         President/Chief Executive            86               Director -
2005 Market Street                                            Officer - MLM Partners, Inc.                         Banner Health
Philadelphia, PA 19103                                        (Small Business Investing &

Consulting) Director
and Audit                                                      (January 1993 - Present)                         Committee Member -
February 25, 1936                                                                                               Center Point Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries,
                                                                                                                        Inc.

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
JANET L. YEOMANS             Trustee           6 Years          Vice President/Mergers &            86                  None
2005 Market Street                                                   Acquisitions -
Philadelphia, PA 19103                                               3M Corporation
                                                                (January 2003 - Present)
July 31, 1948
                                                                 Ms. Yeomans has held
                                                                  various management
                                                                   positions at 3M
                                                                Corporation since 1983.

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
J. RICHARD ZECHER            Trustee       Since March 23,             Founder -                    86           Director and Audit
2005 Market Street                              2005               Investor Analytics                            Committee Member -
Philadelphia, PA 19103                                             (Risk Management)                             Investor Analytics
                                                                  (May 1999 - Present)
July 3, 1940                                                                                                     Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Oxigene, Inc.

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
                                                                                                 NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                                                                                            COMPLEX OVERSEEN BY OTHER DIRECTORSHIPS
NAME, ADDRESS AND       POSITION(S) HELD   LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING  TRUSTEE/ DIRECTOR    HELD BY TRUSTEE/
BIRTHDATE                  WITH FUNDS          SERVED                 PAST 5 YEARS               OR OFFICER     DIRECTOR OR OFFICER
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
INDEPENDENT TRUSTEES (continued)
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
OFFICERS
----------------------------------------- ----------------- ------------------------------- ------------------- --------------------
MICHAEL P. BISHOF          Senior Vice     Chief Financial      Mr. Bishof has served in            86                None(3)
2005 Market Street        President and     Officer since   various executive capacities at
Philadelphia, PA 19103   Chief Financial  February 17, 2005   different times at Delaware
                             Officer                                  Investments
August 18, 1962

----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------
JOHN J. O'CONNOR           Senior Vice     Treasurer since     Mr. O'Connor has served in           86                None(3)
2005 Market Street        President and   February 17, 2005 various executive capacities at
Philadelphia, PA 19103      Treasurer                         different times at Delaware
                                                                      Investments
June 16, 1957
----------------------- ----------------- ----------------- ------------------------------- ------------------- --------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Funds' manager and distributor.

(3) Mr. Bishof and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.


         Following is additional information regarding investment professionals affiliated with Equity Funds III.

-------------------------------- -------------------------------- ---------------------- ----------------------------------------
                                   POSITIONS HELD WITH EQUITY                             PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME, ADDRESS AND BIRTHDATE                 FUNDS III             LENGTH OF TIME SERVED                   YEARS
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
MARSHALL T. BASSETT                Senior Vice President/Chief           7 Years             During the past five years, Mr.
2005 Market Street                Investment Officer - Emerging                               Bassett has served in various
Philadelphia, PA 19103                       Markets                                        capacities at different times at
                                                                                                  Delaware Investments.
February 8, 1954

-------------------------------- -------------------------------- ---------------------- ----------------------------------------
STEVEN G. CATRICKS                  Vice President/Portfolio        Less than 1 Year       Vice President, Portfolio Manager -
2005 Market Street                           Manager                                     Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                    (2001 - Present)
August 3, 1959
                                                                                          Equity Analyst - BlackRock Financial
                                                                                                      (1999 - 2001)
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
BARRY S. GLADSTEIN                  Vice President/Portfolio        Less than 1 Year         During the past five years, Mr.
2005 Market Street                           Manager                                         Gladstein has served in various
Philadelphia, PA 19103                                                                      capacities at different times at
                                                                                                  Delaware Investments.
August 29, 1964

-------------------------------- -------------------------------- ---------------------- ----------------------------------------
CHRISTOPHER M. HOLLAND              Vice President/Portfolio        Less than 1 Year         During the past five years, Mr.
2005 Market Street                           Manager                                          Holland has served in various
Philadelphia, PA 19103                                                                      capacities at different times at
                                                                                                  Delaware Investments.
January 23, 1975

-------------------------------- -------------------------------- ---------------------- ----------------------------------------

-------------------------------- -------------------------------- ---------------------- ----------------------------------------
                                   POSITIONS HELD WITH EQUITY                             PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME, ADDRESS AND BIRTHDATE                 FUNDS III             LENGTH OF TIME SERVED                   YEARS
-------------------------------- -------------------------------- ---------------------- ----------------------------------------
STEVEN T. LAMPE                     Vice President/Portfolio            10 Years          During the past five years, Mr. Lampe
2005 Market Street                           Manager                                       has served in various capacities at
Philadelphia, PA 19103                                                                   different times at Delaware Investments.

September 13, 1968

-------------------------------- -------------------------------- ---------------------- -----------------------------------------
MATTHEW TODOROW                     Vice President/Portfolio             2 Years          Vice President and Portfolio Manager -
2005 Market Street                           Manager                                      Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                     (2003 - Present)
November 22, 1968
                                                                                          Executive Director/Portfolio Manager -
                                                                                           Morgan Stanley Investment Management
                                                                                                      (1995 - 2003)

-------------------------------- -------------------------------- ---------------------- -----------------------------------------
RUDY D. TORRIJOS III                Vice President/Portfolio        Less than 1 Year       Vice President, Portfolio Manager -
2005 Market Street                           Manager                                      Delaware Investment Advisers, a series
Philadelphia, PA 19103                                                                    of Delaware Management Business Trust
                                                                                                  (July 2005 - Present)
May 8, 1970
                                                                                           Technology Analyst - Fiduciary Trust
                                                                                                    Co., International
                                                                                                      (2002 - 2005)

                                                                                           Analyst and Fund Manager - Neuberger
                                                                                                   Berman Growth Group
                                                                                                      (1997 - 2002)
-------------------------------- -------------------------------- ---------------------- -----------------------------------------
LORI P. WACHS                       Vice President/Portfolio            11 Years          During the past five years, Ms. Wachs
2005 Market Street                           Manager                                       has served in various capacities at
Philadelphia, PA 19103                                                                   different times at Delaware Investments.

November 8, 1968

-------------------------------- -------------------------------- ---------------------- -----------------------------------------

         The following table shows each Trustee's ownership of shares of each Fund and of all Delaware Investments funds as of December 31, 2004, unless otherwise noted.

-------------------------- ---------------------------------------------------------- -----------------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY TRUSTEE
NAME                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS            IN FAMILY OF INVESTMENT COMPANIES
-------------------------- ---------------------------------------------------------- -----------------------------------------
Jude T. Driscoll                    Delaware Trend Fund - $10,001 - $50,000                         Over $100,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
Walter P. Babich(1)          Delaware American Services Fund - $50,001 - $100,000                   Over $100,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
Thomas L. Bennett(2)                                 None                                                None
-------------------------- ---------------------------------------------------------- -----------------------------------------
John H. Durham(1)                                    None                                           Over $100,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
John A. Fry                                          None                                          Over $100,000(3)
-------------------------- ---------------------------------------------------------- -----------------------------------------
Anthony D. Knerr                    Delaware Trend Fund - $10,001 - $50,000                       $10,001 - $50,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
Lucinda S. Landreth(2)                               None                                                None
-------------------------- ---------------------------------------------------------- -----------------------------------------
Ann R. Leven                       Delaware Trend Fund - $50,001 - $100,000                         Over $100,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
Thomas F. Madison                                    None                                         $10,001 - $50,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
Janet L. Yeomans                      Delaware Trend Fund - $1 - $10,000                          $50,001 - $100,000
-------------------------- ---------------------------------------------------------- -----------------------------------------
J. Richard Zecher(2)                                 None                                                None
-------------------------- ---------------------------------------------------------- -----------------------------------------

(1)  Trustee retired from the Board on March 22, 2005.

(2) Trustee elected to the Board on March 23, 2005; information provided as of that date.

(3) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares of the Funds outside of the Plan as of December 31, 2004.

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds III and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee/director or trustee for the Funds' fiscal year ended June 30, 2005 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/Directors as of June 30, 2005. Only the independent trustees of Equity Funds III receive compensation from Equity Funds III.


------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
                                AGGREGATE           PENSION OR RETIREMENT      ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
                            COMPENSATION FROM     BENEFITS ACCRUED AS PART       BENEFITS UPON       THE INVESTMENT COMPANIES
NAME(3)                      EQUITY FUNDS III         OF FUND EXPENSES           RETIREMENT(1)      IN DELAWARE INVESTMENTS(2)
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
Thomas L. Bennett                 $2,251                    None                    $70,000                   $30,000
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
John A. Fry                      $11,040                    None                    $70,000                  $115,504(4)
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
Anthony D. Knerr                 $11,921                    None                    $70,000                  $137,525
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
Lucinda S. Landreth               $2,192                    None                    $70,000                   $29,200
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
Ann R. Leven                     $11,924                    None                    $70,000                  $137,584
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
Thomas F. Madison                $11,187                    None                    $70,000                  $129,250
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
Janet L. Yeomans                 $10,997                    None                    $70,000                  $126,750
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------
J. Richard Zecher                 $2,251                    None                    $70,000                   $30,000
------------------------- ----------------------- -------------------------- ---------------------- ----------------------------

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of June 30, 2005, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director received a total annual retainer fee of $70,000 for serving as a Trustee/ Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.
(3) Walter P. Babich and John H. Durham retired from the Board of Trustees of Equity Funds III and each of the 32 investment companies in the Delaware Investments family on March 22, 2005. Thomas L. Bennett, Lucinda S. Landreth and J. Richard Zecher joined the Board of Trustees/Directors of the 32 investment companies in the Delaware Investments family on March 23, 2005.
(4) In addition to this compensation, for the 12-month period ended on June 30, 2005, Mr. Fry received $12,521 in professional fees from Voyageur Funds for services provided to the Fund's Board.

        The Board of Trustees has the following committees:


        AUDIT COMMITTEE. This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of the Funds consists of the following four independent trustees appointed by the Board: Thomas F. Madison, Chairperson; Jan L. Yeomans, Thomas L. Bennett and J. Richard Zecher. The Audit Committee held four meetings during the Trust's last fiscal year.

        NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the
Board: John A. Fry, Chairperson; Anthony D. Knerr and Lucinda S. Landreth, all of whom are independent. The Nominating Committee held 10 meetings during the Trust's last fiscal year.

        INDEPENDENT TRUSTEE COMMITTEE. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The Independent Trustee Committee of the Fund currently consists of the following eight independent Trustees/Directors: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Jan L. Yeomans and J. Richard Zecher. The Independent Trustee Committee held six meetings during the Trust's last fiscal year.


GENERAL INFORMATION


        Equity Funds III is an open-end management investment company. Equity Funds III originally was organized as a Delaware corporation in 1966. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on August 27, 1999. Delaware Small Cap Growth Fund and Delaware Trend Fund will be diversified as defined by the 1940 Act. Delaware American Services Fund will not be diversified under the 1940 Act.

        The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

        The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

        The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of the Class A Shares, after allowances to dealers, as follows:


        ------------------------------------- --------------------------------------------------------------------------------
                                                                      FISCAL YEAR ENDED JUNE 30, 2005
        ------------------------------------- --------------------------------------------------------------------------------
                                                    TOTAL AMOUNT OF         AMOUNTS REALLOWED TO        NET COMMISSION TO
                                                UNDERWRITING COMMISSION            DEALERS                 DISTRIBUTOR
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware American Services Fund               $2,118,115               $1,795,107                   $323,008
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware Small Cap Growth Fund                   $91,337                  $78,318                    $13,019
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware Trend Fund                             $473,549                 $402,366                    $71,183
        ------------------------------------- ---------------------------- ------------------------ --------------------------

        ------------------------------------- --------------------------------------------------------------------------------
                                                                      FISCAL YEAR ENDED JUNE 30, 2004
        ------------------------------------- --------------------------------------------------------------------------------
                                                    TOTAL AMOUNT OF         AMOUNTS REALLOWED TO        NET COMMISSION TO
                                                UNDERWRITING COMMISSION            DEALERS                 DISTRIBUTOR
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware American Services Fund                 $618,931                 $536,393                    $82,538
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware Small Cap Growth Fund                  $135,293                 $115,380                    $19,913
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware Trend Fund                             $891,368                 $759,027                   $132,341
        ------------------------------------- ---------------------------- ------------------------ --------------------------

        ------------------------------------- --------------------------------------------------------------------------------
                                                                      FISCAL YEAR ENDED JUNE 30, 2003
        ------------------------------------- --------------------------------------------------------------------------------
                                                    TOTAL AMOUNT OF         AMOUNTS REALLOWED TO        NET COMMISSION TO
                                                UNDERWRITING COMMISSION            DEALERS                 DISTRIBUTOR
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware American Services Fund                  $63,753                  $54,622                     $9,131
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware Small Cap Growth Fund                   $29,698                  $25,643                     $4,055
        ------------------------------------- ---------------------------- ------------------------ --------------------------
        Delaware Trend Fund                             $980,644                 $891,353                    $89,291
        ------------------------------------- ---------------------------- ------------------------ --------------------------

        The Distributor received in the aggregate Limited CDSC payments with respect to each Fund's Class A Shares as follows:

        --------------------------------------- -------------------------------------------------------------------------------
        LIMITED CDSC PAYMENTS                                             FISCAL YEAR ENDED JUNE 30
        --------------------------------------- -------------------------------------------------------------------------------
                                                          2005                       2004                       2003
        --------------------------------------- -------------------------- -------------------------- -------------------------
        Delaware American Services Fund                   None                       None                       None
        --------------------------------------- -------------------------- -------------------------- -------------------------
        Delaware Small Cap Growth Fund                    None                       None                       None
        --------------------------------------- -------------------------- -------------------------- -------------------------
        Delaware Trend Fund                               None                       None                       None
        --------------------------------------- -------------------------- -------------------------- -------------------------


        The Distributor received in the aggregate CDSC payments with respect to each Fund's Class B Shares as follows:


        --------------------------------------- -------------------------------------------------------------------------------
        CDSC PAYMENTS                                                      FISCAL YEAR ENDED JUNE 30
        --------------------------------------- -------------------------------------------------------------------------------
                                                           2005                       2004                      2003
        --------------------------------------- -------------------------- -------------------------- -------------------------
        Delaware American Services Fund                  $39,666                    $11,285                   $13,093
        --------------------------------------- -------------------------- -------------------------- -------------------------
        Delaware Small Cap Growth Fund                    $9,124                     $9,015                    $1,538
        --------------------------------------- -------------------------- -------------------------- -------------------------
        Delaware Trend Fund                             $407,009                   $487,415                  $620,678
        --------------------------------------- -------------------------- -------------------------- -------------------------


        The Distributor received CDSC payments with respect to each Fund's Class C Shares as follows:

        --------------------------------------- -------------------------------------------------------------------------------
        CDSC PAYMENTS                                                     FISCAL YEAR ENDED JUNE 30
        --------------------------------------- -------------------------------------------------------------------------------
                                                           2005                      2004                      2003
        --------------------------------------- -------------------------- ------------------------- --------------------------
        Delaware American Services Fund                  $16,757                    $1,360                        $66
        --------------------------------------- -------------------------- ------------------------- --------------------------
        Delaware Small Cap Growth Fund                    $1,129                    $1,333                       $540
        --------------------------------------- -------------------------- ------------------------- --------------------------
        Delaware Trend Fund                              $29,475                   $23,112                    $35,272
        --------------------------------------- -------------------------- ------------------------- --------------------------


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $23.10 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.


         These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds III's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds III to delete the words "Delaware Group" from Equity Funds III's name.

        JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of Delaware American Services Fund and Delaware Trend Fund's securities and cash. Mellon Bank N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15258, is the custodian of Delaware Small Cap Growth Fund's securities and cash. As custodian for the Funds, JPMorgan and Mellon maintain a separate account or accounts for a Fund; receives, holds and releases portfolio securities on account of a Fund; receives and disburses money on behalf of a Fund; and collects and receives income and other payments and distributions on account of a Fund's portfolio securities.

CAPITALIZATION
        Equity Funds III has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class represents a proportionate interest in the assets of a Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects a Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

        All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.


         Beginning as of June 2, 2003, Delaware Small Cap Growth Fund and Delaware Trend Fund began offering Class R Shares. Beginning October 3, 2005, Delaware American Services Fund began offering Class R Shares.


        Prior to September 6, 1994, Trend Fund A Class was known as Trend Fund class and Trend Fund Institutional Class was known as Trend Fund (Institutional) class. Effective August 16, 1999, the name of Trend Fund was changed to Delaware Trend Fund. Also effective on that date, corresponding changes were made to the names of the Fund's Classes.

        Effective as of August 29, 1997, the name of Delaware Group Trend Fund, Inc. was changed to Delaware Group Equity Funds III, Inc. and effective August 27, 1999, the name of Delaware Group Equity Funds III, Inc. was changed to Delaware Group Equity Funds III.

NONCUMULATIVE VOTING
        EQUITY FUNDS III SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF EQUITY FUNDS III VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

        Ernst & Young LLP serves as the independent registered public accounting firm for Delaware Group Equity Funds III and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ended June 30, 2005 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

                                     PART C:
                                OTHER INFORMATION


Item 23.       Exhibits

               (a)     Agreement and Declaration of Trust.

                       (1)      Agreement and Declaration of Trust (December 17,
                                1998) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

                       (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

               (b) By-Laws. Amended and Restated By-Laws (May 19, 2005) attached as Exhibit.

               (c)     Copies of All Instruments Defining the Rights of Holders.

                       (1) Agreement and Declaration of Trust. Articles III, IV, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 58 filed June 25, 1999.

                       (2)      By-Laws. Article II of By-Laws attached as
                                Exhibit (b).

               (d)     Investment Management Agreement.

                       (1)      Investment Management Agreement (August 27,
                                1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed August 27, 1999.

                       (2) Executed Amendment No. 1 (December 22, 1999) to the Investment Management Agreement incorporated by reference to Post-Effective Amendment No. 62 filed April 12, 2001.

                       (3) Executed Amendment No. 2 (June 26, 2001) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

               (e)     (1)      Distribution Agreement.

                                (i) Executed Distribution Agreement (May 15, 2003) between Delaware
                                         Distributors, L.P. and the Registrant
                                         on behalf of each Fund incorporated in
                                         this filing by reference to
                                         Post-Effective Amendment No. 68 filed
                                         August 29, 2003.

                                (ii) Executed Second Amended and Restated Financial Intermediary Distribution
                                         Agreement (August 21, 2003) between
                                         Delaware Distributors, L.P. and Lincoln
                                         Financial Distributors, Inc. on behalf
                                         of the Registrant incorporated in this
                                         filing by reference to Post-Effective
                                         Amendment No. 68 filed August 29, 2003.

                       (2)      Dealer's Agreement. Dealer's Agreement (January
                                2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 69 filed August 31, 2004.

               (f)     Inapplicable.

               (g)     Custodian Agreement.

                       (1) Executed Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed April 12, 2001.

                                (i) Executed Amendment (July 1, 2001) to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (ii) Executed Amendment No. 1 to Schedule A (July 17, 2003) of the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated in this filing by reference to Post-Effective Amendment No. 68 filed August 29, 2003.

                       (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed April 12, 2001.

                                (i) Executed Amendment (October 3, 2001) to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (ii) Executed Amendment No. 1 to Schedule A (July 17, 2003) of the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated in this filing by reference to Post-Effective Amendment No. 68 filed August 29, 2003.

                       (3) Executed Amended and Restated Mutual Fund Custody and Services Agreement (May 16, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.
..
                                (i) Executed Amendment (November 28, 2003) to the Amended and Restated Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 70 filed August 31, 2005.

                       (4) Executed Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

               (h)     Other Material Contracts.

                       (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                                (i)      Executed Amendment No. 1 (June 26,
                                         2001) to the Shareholder Services
                                         Agreement incorporated into this filing
                                         by reference to Post-Effective
                                         Amendment No. 65 filed June 28, 2002.

                                (ii) Executed Schedule B (May 19, 2005) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 70 filed August 31, 2005.

                                (iii)    Executed Amendment Letter (August 23,
                                         2002) to the Shareholder Services
                                         Agreement incorporated in this filing
                                         by reference to Post-Effective
                                         Amendment No. 68 filed August 29, 2003.

                       (2) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) with Delaware Service Company, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 56 filed August 29, 1997.

                                (i) Executed Schedule B (May 19, 2005) to the Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 70 filed August 31, 2005.

                                (ii) Executed Amendment No. 26 (May 1, 2003) to the Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 63 filed June 25, 2001.

               (j) Consent of Registered Public Accounting Firm. Attached as Exhibit.

               (k-l)   Inapplicable.

               (m)     Plans under Rule 12b-1.

                       (1) Plan under Rule 12b-1 for each Fund's Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (2) Plan under Rule 12b-1 for each Fund's Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (3) Plan under Rule 12b-1 for each Fund's Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed June 28, 2002.

                       (4) Plan under Rule 12b-1 for each Fund's Class R (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 67 filed April 30, 2003.

               (o)     Inapplicable.

               (p)     Codes of Ethics.

                       (1) Codes of Ethics for the Delaware Investments Family of Funds (December 2004) attached as Exhibit.

                       (2) Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. (December 2004) attached as Exhibit.

                       (3) Code of Ethics for Lincoln Financial Distributors, Inc. (April 2005) attached as Exhibit.

               (q)     Power of Attorneys. Attached as Exhibit.

Item 24.       Persons Controlled by or under Common Control with Registrant.
               None.

Item 25.       Indemnification. Article VI of the By-Laws attached as
               Exhibit (b).

Item 26.       Business and Other Connections of Investment Advisor.

               Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Fund, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Municipal Trust, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

------------------------------ ----------------------------- ---------------------------------- ------------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES           POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                  REGISTRANT                         HELD
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Jude T. Driscoll               President/Chief Executive     Chairman/President/Chief           Mr. Driscoll has served in various
                               Officer                       Executive Officer                  executive capacities within
                                                                                                Delaware Investments

                                                                                                President/Chief Executive Officer
                                                                                                and Director -
                                                                                                Lincoln National Investments
                                                                                                Companies, Inc.

                                                                                                Director - HYPPCO Finance
                                                                                                Company Ltd.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Ryan K. Brist                  Executive Vice                Executive Vice                     Mr. Brist has served in various
                               President/Managing            President/Managing                 executive capacities within
                               Director/Co-Head - Fixed      Director/Chief Investment          Delaware Investments
                               Income                        Officer - Fixed Income
                                                                                                Vice President - Lincoln National
                                                                                                Income Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
John C.E. Campbell             Executive Vice President/     Senior Vice President/Deputy       Mr. Campbell has served in various
                               Global Marketing & Client     Chief Investment Officer - Fixed   executive capacities within Delaware
                               Services                      Income                             Investments

                                                                                                President/Chief Executive Officer -
                                                                                                Optimum Fund Trust
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Patrick P. Coyne               Executive Vice President/     Executive Vice President/          Mr. Coyne has served in various
                               Managing Director/Chief       Managing Director/Chief            executive capacities within
                               Investment Officer - Fixed    Investment Officer - Fixed         Delaware Investments
                               Income                        Income
                                                                                                Managing Director - Fixed Income -
                                                                                                Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph H. Hastings             Executive Vice                None                               Mr. Hastings has served in various
                               President/Chief Financial                                        executive capacities within
                               Officer/Treasurer/Controller                                     Delaware Investments

                                                                                                Executive Vice President/Chief
                                                                                                Financial Officer/Treasurer/
                                                                                                Controller-Lincoln National
                                                                                                Investment Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------

------------------------------ ----------------------------- ---------------------------------- ------------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES           POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                  REGISTRANT                         HELD
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Philip N. Russo(1)             Executive Vice                None                               Mr. Russo has served in various
                               President/Chief Financial                                        executive capacities within Delaware
                               Officer                                                          Investments

------------------------------ ----------------------------- ---------------------------------- ------------------------------------
See Yeng Quek                  Executive Vice                Executive Vice                     Mr. Quek has served in various
                               President/Managing            President/Managing                 executive capacities within Delaware
                               Director/Chief Investment     Director/Chief Investment          Investments
                               Officer - Fixed Income        Officer - Fixed Income
                                                                                                Director/Trustee - HYPPCO
                                                                                                Finance Company Ltd.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Douglas L. Anderson            Senior Vice                   None                               Mr. Anderson has served in various
                               President/Operations                                             executive capacities within Delaware
                                                                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Marshall T. Bassett            Senior Vice President/Chief   Senior Vice President/Chief        Mr. Bassett has served in various
                               Investment Officer -          Investment Officer - Emerging      executive capacities within Delaware
                               Emerging Growth               Growth                             Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Joseph Baxter                  Senior Vice President/Head    Senior Vice President/Head of      Mr. Baxter has served in various
                               of Municipal Bond             Municipal Bond Investments         executive capacities within Delaware
                               Investments                                                      Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Christopher S. Beck            Senior Vice                   Senior Vice President/Senior       Mr. Beck has served in various
                               President/Senior Portfolio    Portfolio Manager                  executive capacities within Delaware
                               Manager                                                          Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael P. Bishof              Senior Vice                   Chief Financial Officer            Mr. Bishof has served in various
                               President/Investment                                             executive capacities within Delaware
                               Accounting                                                       Investments

                                                                                                Chief Financial Officer - Lincoln
                                                                                                National Convertible Securities
                                                                                                Fund, Inc. and Lincoln National
                                                                                                Income Fund, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Michael P. Buckley             Senior Vice                   Vice President/Portfolio           Mr. Buckley has served in various
                               President/Director of         Manager/Senior Municipal Bond      executive capacities within Delaware
                               Municipal Research            Analyst                            Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Stephen R. Cianci              Senior Vice                   Senior Vice President/Senior       Mr. Cianci has served in various
                               President/Senior              Portfolio Manager                  executive capacities within Delaware
                               Portfolio  Manager                                               Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Robert F. Collins              Senior Vice                   Vice President/Senior Portfolio    Mr. Collins has served in various
                               President/Senior              Manager                            executive capacities within Delaware
                               Portfolio Manager                                                Investments
------------------------------ ----------------------------- ---------------------------------- ------------------------------------
Timothy G. Connors             Senior Vice President/Chief   Senior Vice President/Chief        Mr. Connors has served in various
                               Investment Officer - Value    Investment Officer - Value         executive capacities within Delaware
                               Investing                     Investing                          Investments

                                                                                                Senior Vice President/Chief
                                                                                                Investment Officer - Value Investing
                                                                                                of Lincoln National Investment
                                                                                                Companies, Inc.
------------------------------ ----------------------------- ---------------------------------- ------------------------------------

------------------------------ -------------------------------- ---------------------------------- ---------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES              POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                     REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
George E. Deming               Senior Vice President/Senior     Senior Vice President/Senior       Mr. Deming has served in various
                               Portfolio Manager                Portfolio Manager                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
John B. Fields                 Senior Vice President/Senior     Senior Vice President/Senior       Mr. Fields has served in various
                               Portfolio Manager                Portfolio Manager                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brian Funk                     Senior Vice President/Senior     Vice President/Senior High Yield   Mr. Funk has served in various
                               Research Analyst                 Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brent C. Garrels               Senior Vice President/Senior     Vice President/High Yield Analyst  Mr. Garrels has served in various
                               Research Analyst                                                    executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Paul Grillo                    Senior Vice President/Senior     Vice President/Senior Portfolio    Mr. Grillo has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jonathan Hatcher(2)            Senior Vice President/Senior     Senior Vice President/Senior       Mr. Hatcher has served in various
                               Research Analyst                 Research Analyst                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Carolyn McIntyre(3)            Senior Vice President/Human      None                               Ms. McIntyre has served in
                               Resources                                                           various executive capacities
                                                                                                   within Delaware Investments

                                                                                                   Senior Vice President/Human
                                                                                                   Resources - Lincoln National
                                                                                                   Investment Companies, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Francis X. Morris              Senior Vice                      Director, Fundamental              Mr. Morris has served in various
                               President/Director,              Research/Senior Portfolio Manager  executive capacities within
                               Fundamental Research/Senior                                         Delaware Investments
                               Portfolio Manager
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brian L. Murray, Jr.(4)        Senior Vice President/Chief      Chief Compliance Officer           Mr. Murray has served in various
                               Compliance Officer                                                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Susan L. Natalini              Senior Vice President/Global     None                               Ms. Natalini has served in
                               Marketing & Client Services                                         various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
D. Tysen Nutt(5)               Senior Vice President/           Senior Vice President/             Mr. Nutt has served in various
                               Head of Large Cap Value          Head of Large Cap Value            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
David P. O'Connor              Senior Vice President/ General   Senior Vice President/Associate    Mr. O'Connor has served in
                               Counsel/Chief Legal Officer      General Counsel/Assistant          various executive capacities
                                                                Secretary                          within Delaware Investments

                                                                                                   Vice President/Associate General
                                                                                                   Counsel/Assistant Secretary -
                                                                                                   Lincoln National Investment
                                                                                                   Companies, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------

------------------------------ -------------------------------- ---------------------------------- ---------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES              POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                     REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
John J. O'Connor               Senior Vice                      Senior Vice President/Treasurer    Mr. O'Connor has served in
                               President/Investment Accounting                                     various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Philip R. Perkins(6)           Senior Vice President/Senior     Senior Vice President/Senior       Mr. Perkins has served in various
                               Portfolio Manager                Portfolio Manager                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Timothy L. Rabe                Senior Vice President/Senior     Senior Vice President/Senior       Mr. Rabe has served in various
                               Portfolio Manager/Head of High   Portfolio Manager                  executive capacities within
                               Yield                                                               Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
James L. Shields               Senior Vice President/Chief      None                               Mr. Shields has served in various
                               Information Officer                                                 executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jeffrey S. Van Harte(7)        Senior Vice President/Chief      Senior Vice President/Chief        Mr. Van Harte has served in
                               Investment Officer - Focus       Investment Officer - Focus         various executive capacities
                               Growth                           Growth                             within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Gary T. Abrams                 Vice President/Senior Equity     None                               Mr. Abrams has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Christopher S. Adams           Vice President/Portfolio         Vice President/Portfolio           Mr. Adams has served in various
                               Manager/Senior Equity Analyst    Manager/Senior Equity Analyst      executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Renee E. Anderson              Vice President/Senior Equity     Vice President/Senior Equity       Mr. Anderson has served in
                               Analyst II                       Analyst II                         various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Damon J. Andres                Vice President/Senior Fixed      Vice President/Senior Fixed        Mr. Andres has served in various
                               Income Portfolio Manager I       Income Portfolio Manager           executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President - Lincoln National
                                                                                                   Convertible Securities Fund, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Richard E. Biester             Vice President/Equity Trader     None                               Mr. Biester has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Christopher J. Bonavico(8)     Vice President/Senior            Vice President/Senior Portfolio    Mr. Bonavico has served in
                               Portfolio Manager                Manager                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Vincent A. Brancaccio          Vice President/Senior Equity     None                               Mr. Brancaccio has served in
                               Trader                                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Edward J. Brennan              Vice President/Private           Assistant Vice President/Fixed     Mr. Brennan has served in various
                               Placement Analyst                Income Structural Analyst II       executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Kenneth F. Broad(9)            Vice President/Senior            Vice President/Senior Portfolio    Mr. Broad has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Mary Ellen M. Carrozza         Vice President/Client Services   Vice President/Client Services     Ms. Carrozza has served in
                                                                                                   various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------

------------------------------ -------------------------------- ---------------------------------- ---------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES              POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                     REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Stephen G. Catricks            Vice President/Equity            Vice President/Equity              Mr. Catricks has served in
                               Analyst II                       Analyst II                         various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
David F. Connor                Vice President/Deputy General    Vice President/Deputy General      Mr. Connor has served in various
                               Counsel/Secretary                Counsel/Assistant Secretary        executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President/Deputy General
                                                                                                   Counsel/Assistant Secretary -
                                                                                                   Lincoln National Investment
                                                                                                   Companies, Inc.

                                                                                                   Secretary - Lincoln National
                                                                                                   Convertible Securities Fund, Inc.
                                                                                                   and Lincoln National Income
                                                                                                   Fund, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Stephen J. Czepiel             Vice President/Senior Fixed      None                               Mr. Czepiel has served in various
                               Income Trader                                                       executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joseph F. DeMichele            Vice President/High Grade        None                               Mr. DeMichele has served in
                               Trading                                                             various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Christopher M. Ericksen(10)    Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Ericksen has served in
                               Manager                                                             various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joel A. Ettinger               Vice President/Taxation          Vice President/Taxation            Mr. Ettinger has served in
                                                                                                   various executive capacities
                                                                                                   within Delaware Investments

                                                                                                   Vice President/Taxation - Lincoln
                                                                                                   National Investment Companies,
                                                                                                   Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Phoebe W. Figland              Vice President/Investment        Vice President/Investment          Ms. Figland has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joseph Fiorilla                Vice President/Trading           None                               Mr. Fiorilla has served in
                               Operations                                                          various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Charles E. Fish                Vice President/Senior Equity     None                               Mr. Fish has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Clifford M. Fisher(11)         Vice President/Senior Bond       None                               Mr. Fisher has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Patrick G. Fortier(12)         Vice President/Senior            Vice President/Senior Portfolio    Mr. Fortier has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------

------------------------------ -------------------------------- ---------------------------------- ---------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES              POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                     REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Denise A. Franchetti           Vice President/Portfolio         Vice President/Portfolio           Ms. Franchetti has served in
                               Manager/Municipal Bond Credit    Manager/Municipal Bond Credit      various executive capacities
                               Analyst                          Analyst                            within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
James A. Furgele               Vice President/Investment        Vice President/Investment          Mr. Furgele has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Daniel V. Geatens              Vice President/Investment        Vice President/Investment          Mr. Geatens has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Stuart M. George               Vice President/Equity Trader     None                               Mr. George has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Barry S. Gladstein             Vice President/Portfolio         Vice President/Equity Analyst      Mr. Gladstein has served in
                               Analyst                                                             various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brian T. Hannon                Vice President/Senior            Vice President/Senior Portfolio    Mr. Hannon has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Lisa L. Hansen(13)             Vice President/Head Trader of    Vice President/Head Trader of      Ms. Hansen has served in various
                               Focus Growth Equity Trading      Focus Growth Equity Trading        executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Gregory M. Heywood(14)         Vice President/Senior Research   Vice President/Senior Research     Mr. Heywood has served in various
                               Analyst                          Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Michael E. Hughes              Vice President/Senior Equity     Vice President/Senior Equity       Mr. Hughes has served in various
                               Analyst I                        Analyst I                          executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jeffrey W. Hynoski             Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Hynoski has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Jordan L. Irving(15)           Vice President/Senior            Vice President/Senior Portfolio    Mr. Irving has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Cynthia Isom                   Vice President/Senior            Vice President/Portfolio Manager   Ms. Isom has served in various
                               Portfolio Manager                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Kenneth R. Jackson             Vice President/Equity Analyst    Vice President/Equity Analyst      Mr. Jackson has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Andrew Kronschnabel            Vice President/High Grade        None                               Mr. Kronschnabel has served in
                               Trader                                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Roseanne L. Kropp              Vice President/Senior Fund       Vice President/Senior Fund         Ms. Kropp has served in various
                               Analyst II/High Yield            Analyst II/High Yield              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Nikhil G. Lalvani              Vice President/Senior Equity     Vice President/Senior Equity       Mr. Lalvani has served in various
                               Analyst I                        Analyst I                          executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------

------------------------------ -------------------------------- ---------------------------------- ---------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES              POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                     REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Steven T. Lampe                Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Lampe has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Alfio Leone IV                 Vice President/High Grade        None                               Mr. Leone has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Anthony A. Lombardi(16)        Vice President/Senior            Vice President/Senior Portfolio    Mr. Lombardi has served in
                               Portfolio Manager                Manager                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Charles (Tom) T. McClintic     Vice President/High Yield        None                               Mr. McClintic has served in
                               Trader                                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Andrew M. McCullagh, Jr.       Vice President/Senior            Vice President/Senior Portfolio    Mr. McCullagh has served in
                               Portfolio Manager                Manager                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Michael S. Morris              Vice President/Portfolio         Vice President/Senior Equity       Mr. Morris has served in various
                               Manager                          Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Scott Moses                    Vice President/Fixed Income      None                               Mr. Moses has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
John R. Murray                 Vice President/Senior Equity     None                               Mr. Murray has served in various
                               Analyst                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Philip O. Obazee               Vice President/Derivatives       Vice President/Derivatives         Mr. Obazee has served in various
                               Manager                          Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Donald G. Padilla              Vice President/Equity Analyst    Vice President/Equity Analyst II   Mr. Padilla has served in various
                               II                                                                  executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Daniel J. Prislin(17)          Vice President/Senior            Vice President/Senior Portfolio    Mr. Prislin has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Craig S. Remsen                Vice President/Research Analyst  None                               Mr. Remsen has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Joseph T. Rogina               Vice President/Equity Trader     None                               Mr. Rogina has served in various
                                                                                                   executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Richard Salus                  Vice President/Deputy            None                               Mr. Salus has served in various
                               Controller                                                          executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President/Deputy Controller
                                                                                                   - Lincoln National Investment
                                                                                                   Companies, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Kevin C. Schildt               Vice President/Senior            Vice President/Senior Research     Mr. Schildt has served in various
                               Municipal Credit Analyst         Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------

------------------------------ -------------------------------- ---------------------------------- ---------------------------------
NAME AND PRINCIPAL             POSITIONS & OFFICES              POSITIONS & OFFICES WITH           OTHER POSITIONS AND OFFICES
BUSINESS ADDRESS               WITH MANAGER                     REGISTRANT                         HELD
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Richard D. Seidel              Vice President/Assistant         None                               Mr. Seidel has served in various
                               Controller/Manager - Payroll                                        executive capacities within
                                                                                                   Delaware Investments

                                                                                                   Vice President/Assistant
                                                                                                   Controller/Manager - Payroll -
                                                                                                   Lincoln National Investment
                                                                                                   Companies, Inc.
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Thomas Socha                   Vice President/Senior Fixed      Vice President/Senior Fixed        Mr. Socha has served in various
                               Income Analyst                   Income Analyst                     executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Brenda L. Sprigman             Vice President/Business          None                               Ms. Sprigman has served in
                               Manager - Fixed Income                                              various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Matthew J. Stephens            Vice President/Senior High       Vice President/Senior High Grade   Mr. Stephens has served in
                               Grade Analyst                    Analyst                            various executive capacities
                                                                                                   within Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Michael T. Taggart             Vice President/Facilities &      None                               Mr. Taggart has served in various
                               Administrative Services                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Matthew Todorow(18)            Vice President/Portfolio         Vice President/Portfolio Manager   Mr. Todorow has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Spencer M. Tullo               Vice President/Fixed Income      None                               Mr. Tullo has served in various
                               Trader                                                              executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Robert A. Vogel, Jr.(19)       Vice President/Senior            Vice President/Senior Portfolio    Mr. Vogel has served in various
                               Portfolio Manager                Manager                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Lori P. Wachs                  Vice President/Portfolio         Vice President/Portfolio Manager   Ms. Wachs has served in various
                               Manager                                                             executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
Laura A. Wagner                Vice President/Investment        Vice President/Investment          Ms. Wagner has served in various
                               Accounting                       Accounting                         executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------
James J. Wright                Vice President/Senior Equity     Vice President/Senior Equity       Mr. Wright has served in various
                               Analyst                          Analyst                            executive capacities within
                                                                                                   Delaware Investments
------------------------------ -------------------------------- ---------------------------------- ---------------------------------

(1)   VICE PRESIDENT OF FINANCE, Prudential Investment Management, Inc.,
      1998-2004.
(2)   SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(3)   HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(4)   ASSOCIATE GENERAL COUNSEL, Franklin Templeton Investments, 1998-2002.
(5)   MANAGING DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch,
      1994-2004.
(6)   MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(7) PRINCIPAL/EXECUTIVE VICE PRESIDENT, Transamerica Investment Management, LLC, 1980-2005.
(8) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 1993-2005.
(9) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2000-2005.
(10) PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2004-2005; VICE PRESIDENT/PORTFOLIO MANAGER, Goldman Sachs 1994-2004.
(11)  VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(12)  PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 2000-2005.
(13) PRINCIPAL/PORTFOLIO MANAGER/SENIOR TRADER, Transamerica Investment Management, LLC, 1997-2005.
(14) SENIOR RESEARCH ANALYST, Transamerica Investment Management, LLC, 2004-2005; SENIOR ANALYST, Wells Capital Management, LLC 2003-2004; SENIOR ANALYST, Montgomery Asset Management 1996-2003.
(15)  VICE PRESIDENT/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.
(16)  DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.
(17) PRINCIPAL/PORTFOLIO MANAGER, Transamerica Investment Management, LLC, 1998-2005.
(18) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003. (19) DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1992-2004.

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

         (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

-------------------------------------- ---------------------------------------------- ----------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS      POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Delaware Distributors, Inc.            General Partner                                None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Delaware Capital Management            Limited Partner                                None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Delaware Investment Advisers           Limited Partner                                None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Kevin J. Lucey                         President/Chief Executive Officer              None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Philip N. Russo                        Executive Vice President                       None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Douglas L. Anderson                    Senior Vice President/Operations               None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Michael P. Bishof                      Senior Vice President/Investment Accounting    Senior Vice President/Chief Financial Officer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Joseph H. Hastings                     Senior Vice President/Senior Financial         None
                                       Services Officer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Jeffrey M. Kellogg                     Senior Vice President/Senior Product           None
                                       Manager/Communications Manager
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Deb Landsman-Yaros                     Senior Vice President/Head of Retail           None
                                       Investor Services
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Thomas M. McConnell                    Senior Vice President/Senior 529 Plans         None
                                       Product Manager
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Carolyn McIntyre                       Senior Vice President/Human Resources          None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Brian L. Murray, Jr.                   Senior Vice President/Compliance               Senior Vice President/Chief Compliance Officer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
David P. O'Connor                      Senior Vice President/Strategic Investment     Senior Vice President/Strategic Investment
                                       Relationships and Initiatives/General Counsel  Relationships and Initiatives/General
                                                                                      Counsel/Chief Legal Officer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Daniel J. Perullo                      Senior Vice President/Eastern Director,        None
                                       Institutional Sales
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Robert E. Powers                       Senior Vice President/Senior Domestic Sales    None
                                       Manager
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Richard Salus                          Senior Vice President/Controller/              None
                                       Treasurer/Financial Operations Principal
-------------------------------------- ---------------------------------------------- ----------------------------------------------
James L. Shields                       Senior Vice President/Chief Information        None
                                       Officer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Trevor M. Blum                         Vice President/Senior Consultant               None
                                       Relationship Manager
-------------------------------------- ---------------------------------------------- ----------------------------------------------
E. Zoe Bradley                         Vice President/Product Management Manager      None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Mel Carrozza                           Vice President/Client Services                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Anthony G. Ciavarelli                  Vice President/Counsel/Assistant Secretary     Vice President/Associate General
                                                                                      Counsel/Assistant Secretary
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Elisa C. Colkitt                       Vice President/Broker Dealer Operations &      None
                                       Service Support
-------------------------------------- ---------------------------------------------- ----------------------------------------------
David F. Connor                        Vice President/Deputy General                  Vice President/Deputy General
                                       Counsel/Assistant Secretary                    Counsel/Secretary
-------------------------------------- ---------------------------------------------- ----------------------------------------------

-------------------------------------- ---------------------------------------------- ----------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS      POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Joel A. Ettinger                       Vice President/Taxation                        Vice President/Taxation
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Edward M. Grant                        Vice President/Senior Domestic Sales Manager   None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Audrey Kohart                          Vice President/Financial Planning and          None
                                       Reporting
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Josephine O'Brien                      Vice President/RFP Group Manager               None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Robinder Pal                           Vice President/Senior Retail                   None
                                       e-Business/Production Services Manager
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Marlene D. Petter                      Vice President/Marketing Communications        None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Christian Reimer                       Vice President/529 Plans Product Manager       None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Richard D. Seidel                      Vice President/Assistant                       None
                                       Controller/Assistant Treasurer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Michael T. Taggart                     Vice President/Facilities & Administrative     None
                                       Services
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Molly Thompson                         Vice President/Associate Product Management    None
                                       Manager
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Kathryn R. Williams                    Vice President/Senior Counsel/Assistant        Vice President/Associate General
                                       Secretary                                      Counsel/Assistant Secretary
-------------------------------------- ---------------------------------------------- ----------------------------------------------

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

         (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

-------------------------------------- ---------------------------------------------- ----------------------------------------------
NAME & PRINCIPAL BUSINESS ADDRESS      POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Westley V. Thompson                    President and Chief Executive Officer          None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
David M. Kittredge                     Senior Vice President                          None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
William C. Miller                      Senior Vice President                          None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Terrance Mullen                        Senior Vice President                          None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Donald Roberson                        Senior Vice President                          None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
David L. Ahrendt(3)                    Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Duane L. Bernt(2)                      Vice President and Treasurer                   None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Nancy Briguglio                        Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Patrick J. Caulfield(1)                Vice President and Chief Compliance Officer    None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Daniel P. Hickey(2)                    Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Karina Istvan                          Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Rochelle Krombolz                      Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
William Lamoin                         Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Diane McCarthy                         Vice President, Chief Financial Officer and    None
                                       Chief Administrative Officer
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Henry Orvin                            Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
James Ryan                             Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Gregory Smith                          Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Marjorie Snelling                      Vice President                                 None
-------------------------------------- ---------------------------------------------- ----------------------------------------------
Marilyn K. Ondecker(3)                 Secretary                                      None
-------------------------------------- ---------------------------------------------- ----------------------------------------------

(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103
(3) 1300 Clinton Street, Fort Wayne, IN 46802

         (c)      Not Applicable.

Item 28. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.

Item 29. Management Services.  None.

Item 30. Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 28th day of October, 2005.

DELAWARE GROUP EQUITY FUNDS III


                                                 By:     Jude T. Driscoll
                                                     -------------------------
                                                         Jude T. Driscoll
                                                             Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           SIGNATURE                                             TITLE                                        DATE
-------------------------------------          --------------------------------------------              ----------------
Jude T. Driscoll                               President/Chief Executive Officer (Principal              October 28, 2005
-------------------------------------          Executive Officer) and Trustee
Jude T. Driscoll

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
Thomas L. Bennett

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
John A. Fry

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
Anthony D. Knerr

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
Lucinda S. Landreth

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
Ann R. Leven

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
Thomas F. Madison

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
Janet L. Yeomans

                                    *          Trustee                                                   October 28, 2005
-------------------------------------
J. Richard Zecher

                                    *          Senior Vice President/Chief Financial Officer             October 28, 2005
-------------------------------------          (Principal Accounting Officer)
Michael P. Bishof


                                               * By:        Jude T. Drsicoll
                                                     ------------------------------
                                                            Jude T. Driscoll
                                                        as Attorney-in-Fact for
                                                     each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
















                                    EXHIBITS

                                       TO

                                    FORM N-1A


















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.     Exhibit
-----------     -------

EX-99.B         Amended and Restated By-Laws (May 19, 2005)

EX-99.J         Consent of Independent Registered Public Accounting Firm

EX-99.P1 Codes of Ethics for the Delaware Investments Family of Funds (December 2004)

EX-99.P2 Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, and Delaware
                Distributors, L.P. (December 2004)

EX-99.P3        Code of Ethics for Lincoln Financial Distributors, Inc.
                (April 2005)

EX-99.Q         Power of Attorneys